   As filed with the Securities and Exchange Commission on March 2, 1999


                               File No. 33-31375



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                        REGISTRATION STATEMENT UNDER THE
                           [X] SECURITIES ACT OF 1933

                      [ ] Pre-Effective Amendment No. ____


                      [X] Post-Effective Amendment No. 16

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                       [X] INVESTMENT COMPANY ACT OF 1940


                              [X] Amendment No. 17


                        (Check appropriate box or boxes)

                            AUL AMERICAN UNIT TRUST
                           (Exact Name of Registrant)

                   AMERICAN UNITED LIFE INSURANCE COMPANY(R)
                              (Name of Depositor)

                One American Square, Indianapolis, Indiana 46282
         (Address of Depositor's Principal Executive Offices) (Zip Code)


                  Depositor's Telephone Number: (317) 285-1877

      Richard A. Wacker, One American Square, Indianapolis, Indiana 46282
                    (Name and Address of Agent for Service)


Title of Securities              Interests in group variable annuity
  Being Registered:                contracts


It is proposed that this filing will become effective (Check appropriate Space)

          immediately upon filing pursuant to paragraph (b) of Rule 485


          on                pursuant to paragraph (b) of Rule 485
_____        --------------


 X
_____     60 days after filing pursuant to paragraph (a)(1) of Rule 485


_____     on (date) pursuant to paragraph (a)(1) of Rule 485

_____     75 days after filing pursuant to paragraph (a)(2)

_____     on (date) pursuant to paragraph (a)(2) of Rule 485

_____ this post-effective amendment designates a new effective date for a previously filed amendment.

                                       2

                              CROSS REFERENCE SHEET
                              Pursuant to Rule 495

Showing Location in Part A (Prospectus) and Part B (Statement of Additional
Information) of Registration Statement of Information Required by Form N-4

PART A - PROSPECTUS

Item of Form N-4                          Prospectus Caption
----------------                          ------------------

 1. Cover Page ...........................Cover Page
 2. Definitions ..........................Definitions
 3. Synopsis .............................Summary; Expense Table
 4. Condensed Financial Information ......Condensed Financial Information
 5. General Description ..................Information About AUL, The Variable
                                             Account, and the Funds; Voting
                                             Shares of the Funds
 6. Deductions and Expenses ..............Charges and Deductions
 7. General Description of Variable
     Annuity Contracts ...................The Contracts; Contributions and
                                             Contract Values During the
                                             Accumulation Period; Cash
                                             Withdrawals and Death Benefits;
                                             Summary
 8. Annuity Period .......................Annuity Period
 9. Death Benefit ........................Cash Withdrawals and The Death Benefit
10. Purchase and Policy Values ...........Contributions and Contract Values
                                             During the Accumulation Period
11. Redemptions ..........................Cash Withdrawals and The Death Benefit
12. Taxes ................................Federal Tax Matters
13. Legal Proceedings ....................Other Information
14. Table of Contents for the Statement
     of Additional Information ...........Statement of Additional Information

PART B - STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional                   Statement of Additional
Information Item of Form N-4              Information Caption
----------------------------              -------------------

15. Cover Page ...........................Cover Page
16. Table of Contents ....................Table of Contents
17. General Information and History ......General Information and History
18. Services .............................Custody of Assets; Independent
                                             Accountants
19. Purchase of Securities Being Offered .Distribution of Contracts;
                                             (Prospectus) Charges and
                                             Deductions
20. Underwriters .........................Distribution of Contracts
21. Calculation of Performance Data ......Performance Information
22. Annuity Payments .....................(Prospectus) Annuity Period
23. Financial Statements .................Financial Statements

PART C - OTHER INFORMATION

Item of Form N-4                          Part C Caption
----------------                          --------------

24. Financial Statements and Exhibits ....Statement of Additional Information)
                                             Financial Statements and Exhibits
25. Directors and Officers of the
     Depositor ...........................Directors and Officers of AUL
26. Persons Controlled By or Under
     Common Control with Depositor
     or Registrant .......................Persons Controlled By or Under Common
                                             Control With the Depositor or
                                             Registrant
27. Number of Policyowners ...............Number of Contractholders
28. Indemnification ......................Indemnification
29. Principal Underwriters ...............Principal Underwriters
30. Location of Accounts and Records .....Location of Accounts and Records
31. Management Services ..................Management Services
32. Undertakings .........................Undertakings
Signatures................................Signatures

                                    PROSPECTUS

                                       for

                             AUL American Unit Trust

                         AUL American Series Fund, Inc.


                                Dated May 1, 1999



                                  Sponsored by:

                                   AUL (LOGO)

                    American United Life Insurance Company(R)
                 P.O. Box 6148, Indianapolis, Indiana 46206-6148
                               http://www.aul.com

                                   Prospectus
                             AUL American Unit Trust
                        GROUP VARIABLE ANNUITY CONTRACTS
                                   Offered By
                    American United Life Insurance Company(R)
                               One American Square
                           Indianapolis, Indiana 46282

                                 (800) 249-6269

                     Annuity Service Office Mailing Address:
                 P.O. Box 6148, Indianapolis, Indiana 46206-6148


                   The date of this Prospectus is May 1, 1999


     This Prospectus describes group annuity contracts ("Contracts") offered by American United Life Insurance Company(R) ("AUL" or the "Company"). AUL designed the Contracts generally for use with group retirement plans that qualify for favorable tax-deferred treatment as retirement programs under the Internal Revenue Code. Any employer, association, or other group may enter into the Contracts and specialized plans that do not qualify for favorable tax treatment, such as non-qualified Section 457 plans may also be sold.

     This Prospectus describes contracts that allow ongoing contributions that can vary in amount and frequency ("Recurring Contribution Contracts") and contracts that allow only a single contribution to be made ("Single Contribution Contracts"). AUL currently offers Single Contribution Contracts only for use in connection with retirement plans that meet the requirements of Sections 403(b) and 408 of the Internal Revenue Code. All of the Contracts provide for the accumulation of values on either a variable basis, a fixed basis, or both. The Contracts also provide several options for fixed annuity payments to begin on a future date.

     A Participant may allocate contributions to the AUL American Unit Trust, a separate account of AUL (the "Variable Account"). The Variable Account, in turn, invests in shares of mutual fund portfolios. The Participant does not own shares of the mutual fund, only units in the Variable Account. The Variable Account is divided into Investment Accounts. These Investment Accounts invest in the corresponding Portfolios offered by the mutual funds. For example, if a Participant decides to allocate his contributions to the AUL American Equity Investment Account, those contributions would buy units of the Variable Account which, in turn, would buy shares of the AUL American Series Fund Equity Portfolio. Contributions allocated to a variable Investment Account of the Variable Account fluctuate in value depending on the investment performance of the corresponding mutual fund portfolio. These amounts are not guaranteed. In the alternative, a participant may allocate contributions to AUL's Fixed Account. These contributions will earn interest at rates that are paid by AUL as described in "The Fixed Account." A Participant may allocate contributions to one or more of the Investment Accounts, but not all of the Investment Accounts may be available under a specific Contract.

  The Mutual Funds and Portfolios that may be offered under the contracts are:

AUL American Series Fund Inc. Portfolios       Fidelity Variable Insurance Products Fund
  Equity Portfolio                               Fidelity High Income
  Bond Portfolio                                 Fidelity Overseas
  Managed Portfolio                            Fidelity Variable Insurance Products Fund II
  Money Market Portfolio                         Fidelity Asset Manager
  Tactical Asset Allocation Portfolio            Fidelity Contrafund
  Conservative Investor Portfolio                Fidelity Index 500
  Moderate Investor Portfolio                  Janus Aspen Series
  Aggressive Investor Portfolio                  Janus Flexible Income
Alger American Fund, Inc.                        Janus Growth
  Alger American Growth                        PBHG Insurance Series Fund, Inc.
American Century Variable Portfolios, Inc.       PBHG Growth II
  American Century VP Capital Appreciation       PBHG Technology & Communication
Calvert Variable Series                        SAFECO Resource Series Trust
  Calvert Social Mid Cap Growth                  SAFECO Equity
Fidelity Variable Insurance Products Fund        SAFECO Growth
  Fidelity Equity-Income                       T. Rowe Price Equity Series, Inc.
  Fidelity Growth                                T. Rowe Price Equity Income


     This Prospectus provides information about the Contracts and the Variable Account that a prospective investor should know before investing. Additional information is contained in a Statement of Additional Information ("SAI") dated May 1, 1999, which has been filed with the Securities and Exchange Commission (the "SEC"). The SAI is incorporated by reference into this Prospectus. A prospective investor may obtain a copy of the SAI without charge by calling or writing AUL at the telephone number or address indicated above. The table of contents of the SAI is located at the end of this Prospectus.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the Prospectus. Any represention to the contrary is a criminal offense.

     This Prospectus should be accompanied by a current Prospectus for each fund being considered. Each of these prospectuses should be read carefully and retained for future reference.

                   The date of this Prospectus is May 1, 1999.

                                TABLE OF CONTENTS
Description                                               Page


DEFINITIONS.............................................    4-5


SUMMARY.................................................    6-9
  Purpose of the Contracts..............................      6
  Types of Contracts....................................      6
  The Variable Account and the Funds....................      6
  Fixed Account.........................................      6
  Contributions.........................................      6
  Transfers.............................................      7
  Withdrawals...........................................      7
  The Death Benefit.....................................      7
  Annuity Options.......................................      7
  Charges...............................................      7
   Withdrawal Charge....................................      7
   Premium Tax Charge...................................      8
   Mortality and Expense Risk Charge....................      8
   Administrative Charge................................      8
   Expenses of the Funds................................      8
  Ten-Day Free Look.....................................      8
  Termination by the Owner..............................      8
  Contacting AUL........................................      9
EXPENSE TABLE...........................................   9-13
CONDENSED FINANCIAL INFORMATION.........................  13-15
PERFORMANCE OF THE INVESTMENT
  ACCOUNTS..............................................  15-16
INFORMATION ABOUT AUL, THE VARIABLE
  ACCOUNT, AND THE FUNDS................................  17-20
  American United Life Insurance Company(R).............     17
  Variable Account......................................     17
  The Funds.............................................     17
   AUL American Series Fund, Inc........................     18
   Alger American Fund..................................     19
   American Century Variable Portfolios, Inc............     19
   Calvert Variable Series..............................     19
   Fidelity Variable Insurance Products Fund............     19
   Fidelity Variable Insurance Products Fund II.........     19
   Janus Aspen Series...................................     20
   PBHG Insurance Series Fund, Inc......................     20
   SAFECO Resource Series Trust.........................     20
   T. Rowe Price Equity Series, Inc.....................     20


THE CONTRACTS...........................................     21
  General...............................................     21
CONTRIBUTIONS AND CONTRACT VALUES
  DURING THE ACCUMULATION PERIOD........................  21-24
  Contributions under the Contracts.....................     21
  Ten-Day Free Look.....................................     21
  Initial and Single Contributions......................     21
  Allocation of Contributions...........................     22
  Subsequent Contributions Under Recurring
   Contribution Contracts...............................     22
  Transfers of Account Value............................     22
  Participant's Variable Account Value..................     22
   Accumulation Units...................................     22
   Accumulation Unit Value..............................     22
   Net Investment Factor................................     23
DOLLAR COST AVERAGING...................................     23
CASH WITHDRAWALS AND THE DEATH
  BENEFIT...............................................  24-27
  Cash Withdrawals......................................     24
  Systematic Withdrawal Service for 403(b) and
   408 Programs.........................................     24
  Constraints on Withdrawals............................     25
   General..............................................     25
   403(b) Programs......................................     25
   Texas Optional Retirement Program....................     25
  The Death Benefit.....................................     25
  Termination by the Owner..............................     26
  Termination by AUL....................................     27
  Payments from the Variable Account....................     27
CHARGES AND DEDUCTIONS..................................  27-29
  Premium Tax Charge....................................     27
  Withdrawal Charge.....................................     27
  Mortality and Expense Risk Charge.....................     28
  Variable Investment Plus Factor.......................     28
  Administrative Charge.................................     29
  Other Charges.........................................     29
  Variations in Charges.................................     29
  Guarantee of Certain Charges..........................     29
  Expenses of the Funds.................................     29
ANNUITY PERIOD..........................................  29-30
  General...............................................     29
  Annuity Options.......................................     30
   Option 1 - Life Annuity..............................     30
   Option 2 - Certain and Life Annuity..................     30
   Option 3 - Survivorship Annuity......................     30
   Option 4 - Installment Refund Life Annuity...........     30
   Option 5 - Fixed Periods.............................     30
  Selection of an Option................................     30
THE FIXED ACCOUNT.......................................  31-33
  Interest..............................................     31
  Withdrawals and Transfers.............................     31
  Transfer of Interest Option...........................     32
  Contract Charges......................................     32
  Payments from the Fixed Account.......................     32
  Loans from the Fixed Account..........................     32
MORE ABOUT THE CONTRACTS................................     33
  Designation and Change of Beneficiary.................     33
  Assignability.........................................     33
  Proof of Age and Survival.............................     33
  Misstatements.........................................     33
  Acceptance of New Participants or Contributions.......     33
FEDERAL TAX MATTERS.....................................  34-37
  Introduction..........................................     34
  Tax Status of the Company and
   the Variable Account.................................     34
  Tax Treatment of Retirement Programs..................     34
  Employee Benefit Plans................................     34
  403(b) Programs.......................................     35
  408 Programs..........................................     35
  457 Programs..........................................     35
  Tax Penalty...........................................     35
  Withholding...........................................     36
  Effect of Tax-Deferred Accumulation...................     36
OTHER INFORMATION.......................................  37-38
  Voting of Shares of the Funds.........................     37
  Substitution of Investments...........................     37
  Changes to Comply with Law and Amendments.............     38
  Reservation of Rights.................................     38
  Periodic Reports......................................     38
  Legal Proceedings.....................................     38
  Legal Matters.........................................     38
YEAR 2000 READINESS DISCLOSURE..........................  38-39
PERFORMANCE INFORMATION.................................     39
STATEMENT OF ADDITIONAL
  INFORMATION...........................................     40

                                   DEFINITIONS

     Various terms commonly used in this Prospectus are defined as follows:

ACCOUNT DATE - The date on which a Participant's initial contribution is applied to a Participant's Account and on which AUL begins to determine account values. It is the date used to determine Account Years and Account Anniversaries.

ACCUMULATION PERIOD - The period commencing on a Participant's Account Date and terminating when the Participant's Account is closed, either through a surrender, withdrawal(s), annuitization, payment of charges, payment of the death benefit, or a combination thereof.

ACCUMULATION UNIT - A unit of measure used to record amounts of increases to, decreases from, and accumulations in the Investment Accounts of the Variable Account during the Accumulation Period.

ANNUITANT - The person or persons on whose life annuity payments depend.

ANNUITY - A series of payments made by AUL to an Annuitant or Beneficiary during the period specified in the Annuity Option.

ANNUITY COMMENCEMENT DATE - The first day of any month in which an annuity begins under a Contract, which shall not be later than the required beginning date under applicable federal requirements.

ANNUITY OPTIONS - Options under a Contract that prescribe the provisions under which a series of annuity payments are made to an Annuitant, contingent Annuitant, or Beneficiary.

ANNUITY PERIOD - The period during which annuity payments are made.

AUL - American United Life Insurance Company(R)

BENEFICIARY - The person having the right to the death benefit, if any, payable during the Accumulation Period, and the person having the right to benefits, if any, payable upon the death of an Annuitant during the Annuity Period under any Annuity Option other than a survivorship option (i.e., Option 3 - under which the contingent Annuitant has the right to benefits payable upon the death of an Annuitant).

BUSINESS DAY - A day on which AUL's Home Office is customarily open for business. Traditionally, in addition to federal holidays, AUL is not open for business on the day after Thanksgiving and either the day before or after Christmas or Independence Day.

CERTIFICATE - The document for each Participant that evidences the coverage of the Participant under a Contract.

CONTRACT DATE - The date shown as the Contract Date in a Contract. It will not be later than the date any contribution is accepted under a Contract, and it is the date used to determine Contract Months, Contract Years, and Contract Anniversaries.

CONTRACT YEAR - A period beginning with one Contract Anniversary, or, in the case of the first Contract Year, beginning on the Contract Date, and ending the day before the next Contract Anniversary. The first Contract Year may, at the request of the Owner, be less than 12 months so that the Contract Year will coincide with the Owner's accounting year. Thereafter, each Contract Year will consist of a 12 month period.


CONTRIBUTIONS - Any amount deposited under a Contract by a Participant or by an Owner or other duly authorized entity on behalf of a Participant under a 403(b) Program, a 408 Program, an Employee Benefit Plan, or by an Employer in connection with a 457 Program. Depending on the type of Contract, contributions may be made on a recurring basis or on a single premium basis.


EMPLOYEE BENEFIT PLAN - A pension or profit sharing plan established by an Employer for the benefit of its employees and which is qualified under Section 401 of the Internal Revenue Code.

EMPLOYER - A tax-exempt or public school organization or other employer with respect to which a Contract has been entered into for the benefit of its employees. In some cases, a trustee or custodian may act as the Owner for Participants. In this case, rights usually reserved to the Employer will be exercised either directly by the employees or through such trustee or custodian, which will act as the agent of such employees.

EMPLOYER SPONSORED 403(B) PROGRAM - A 403(b) Program to which an Employer makes contributions on behalf of its employees by means other than a salary reduction arrangement, or other 403(b) Program that is subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended.

FIXED ACCOUNT - An account that is part of AUL's General Account in which all or a portion of a Participant's Account Value may be held for accumulation at fixed rates of interest paid by AUL.

FUNDS - AUL American Series Fund, Inc., Alger American Fund, American Century Variable Portfolios, Inc., Calvert Variable Series, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Janus Aspen

Series, PBHG Insurance Series Fund, Inc., SAFECO Resource Series Trust, and T. Rowe Price Equity Series. Each of the Funds is a diversified, open-end management investment company commonly referred to as a mutual fund.

GENERAL ACCOUNT - All assets of AUL other than those allocated to the Variable Account or to any other separate account of AUL.

HOME OFFICE - The Annuity Service Office at AUL's principal business office, One American Square, Indianapolis, Indiana 46282.

HR-10 PLAN - An Employee Benefit Plan established by a self-employed person in accordance with Section 401 of the Internal Revenue Code.

INVESTMENT ACCOUNT - A sub-account of the Variable Account that invests in shares of a specific Portfolio of AUL American Series Fund, Inc., Alger American Fund, American Century Variable Portfolios, Inc., Calvert Variable Series, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Janus Aspen Series, PBHG Insurance Series Fund, Inc., SAFECO Resource Series Trust, and T. Rowe Price Equity Series, Inc. Not all of the Investment Accounts may be available under a particular Contract and some of the Investment Accounts are not available for certain types of Contracts.

OWNER - The employer, association, trust, or other entity entitled to the ownership rights under the Contract and in whose name or names the Contract is issued. A trustee or custodian may be designated to exercise an owner's rights and responsibilities under a Contract in connection with a retirement plan that meets the requirements of Sections 401, 408, or 457 of the Internal Revenue Code. An administrator, custodian, or other person performing similar functions may be designated to exercise an Owner's responsibilities under a Contract in connection with a 403(b) Program. The term "Owner," as used in this Prospectus, shall include, where appropriate, such a trustee, custodian, or administrator.

PARTICIPANT - An eligible employee, member, or other person named in the Certificate who is entitled to benefits under the Plan as determined and reported to AUL by the Owner or other duly authorized entity.

PARTICIPANT'S ACCOUNT - An account established for each Participant.

PARTICIPANT'S ACCOUNT VALUE - The current value of a Participant's Account under a Contract, which is equal to the sum of a Participant's Fixed Account Value and Variable Account Value. Initially, it is equal to the initial contribution, and thereafter will reflect the net result of contributions, investment experience, charges deducted, loans, and any partial withdrawals taken.

PARTICIPANT'S FIXED ACCOUNT VALUE - The total value of a Participant's interest in the Fixed Account.

PARTICIPANT'S VARIABLE ACCOUNT VALUE - The total value of a Participant's interest in the Investment Accounts of the Variable Account.

PARTICIPANT'S WITHDRAWAL VALUE - A Participant's Account Value minus the applicable withdrawal charge and minus the Participant's outstanding loan balances, if any, and any expense charges due thereon.

PLAN - The retirement plan or plans in connection with which the Contract is issued and any subsequent amendment to such a plan.

VALUATION DATE - Each date on which the Variable Account is valued, which currently includes each Business Day that is also a day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD - A period used in measuring the investment experience of each Investment Account of the Variable Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

VARIABLE ACCOUNT - AUL American Unit Trust, which is a separate account of AUL, and whose assets and liabilities are maintained separately from those of AUL's General Account.

403(B) PROGRAM - An arrangement by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the Federal income tax deferral benefits provided for in Section 403(b) of the Internal Revenue Code.

408 PROGRAM - A plan of individual retirement accounts or annuities, including a simplified employee pension plan or SIMPLE IRA plan established by an employer, that meets the requirements of Section 408 of the Internal Revenue Code.

457 PROGRAM - A plan established by a unit of a state or local government or a tax-exempt organization under Section 457 of the Internal Revenue Code. Certain 457 plans that do not qualify for favorable tax treatment under Section 457, such as Plans for highly compensated employees, may be referred to as non-qualified 457 Plans.

                                    SUMMARY

     This summary is intended to provide a brief overview of the more significant aspects of the Contracts. Later sections of this Prospectus, the Statement of Additional Information, and the Contracts themselves provide further detail. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contracts involving the Variable Account. The pertinent Contract and "The Fixed Account" section of this Prospectus briefly describe the Fixed Account.

PURPOSE OF THE CONTRACTS

     AUL offers the group variable annuity contracts ("Contracts") described in this Prospectus for use in connection with retirement plans that meet the requirements of Sections 401, 403(b), 408, or 457 of the Internal Revenue Code (collectively, the "Plans"). A Contract presents a dynamic concept in retirement planning designed to give employers and employees and other Participants in Plans flexibility to attain their investment goals. A Contract provides for the accumulation of values on a variable basis, a fixed basis, or both, and provides several options for fixed annuity payments. During the Accumulation Period, a Participant can allocate contributions to the various Investment Accounts of the Variable Account or to the Fixed Account. See the Section "The Contracts" later in this Prospectus.

TYPES OF CONTRACTS

     AUL offers several types of contracts that are described in this Prospectus. With recurring contribution contracts, contributions may vary in amount and frequency, subject to the limitations described below. Recurring contribution contracts are available for use in connection with retirement plans that meet the requirements of Sections 401, 403(b), 408, or 457 of the Internal Revenue Code. AUL also offers single contribution contracts which require a minimum contribution of at least $25,000. Currently, single contribution contracts are only available for use in connection with retirement plans that meet the requirements of Sections 403(b), and 408 of the Internal Revenue Code.

THE VARIABLE ACCOUNT AND THE FUNDS

     AUL will allocate contributions designated to accumulate on a variable basis to the Variable Account. See the Section "Variable Account" later in this Prospectus. The Variable Account is currently divided into subaccounts referred to as Investment Accounts. Each Investment Account invests exclusively in shares of one of the portfolios of the following mutual funds:

Investment Accounts and
 Corresponding Mutual Fund
 Portfolios                              Mutual Fund                                    Investment Adviser
--------------------------               -----------                                    ------------------

AUL American Equity                      AUL American Series Fund, Inc.                 American United Life Insurance Company(R)
AUL American Bond                        AUL American Series Fund, Inc.                 American United Life Insurance Company(R)
AUL American Managed                     AUL American Series Fund, Inc.                 American United Life Insurance Company(R)
AUL American Money Market                AUL American Series Fund, Inc.                 American United Life Insurance Company(R)
AUL American Tactical Asset Allocation   AUL American Series Fund, Inc.                 American United Life Insurance Company(R)
Alger American Growth                    Alger American Fund                            Fred Alger & Company
American Century VP Capital Appreciation American Century Variable Portfolios, Inc.     American Century Investment Management, Inc.
Calvert Social Mid Cap Growth            Calvert Variable Series                        Calvert Asset Management Corporation
Fidelity Asset Manager                   Fidelity Variable Insurance Products Fund II   Fidelity Management & Research Company
Fidelity Contrafund                      Fidelity Variable Insurance Products Fund II   Fidelity Management & Research Company
Fidelity Equity-Income                   Fidelity Variable Insurance Products Fund      Fidelity Management & Research Company
Fidelity Growth                          Fidelity Variable Insurance Products Fund      Fidelity Management & Research Company
Fidelity High Income                     Fidelity Variable Insurance Products Fund      Fidelity Management & Research Company
Fidelity Index 500                       Fidelity Variable Insurance Products Fund II   Fidelity Management & Research Company
Fidelity Overseas                        Fidelity Variable Insurance Products Fund      Fidelity Management & Research Company
Janus Aspen Series Flexible Income       Janus Aspen Series                             Janus Capital Corporation
Janus Aspen Series Worldwide Growth      Janus Aspen Series                             Janus Capital Corporation
PBHG Growth II                           PBHG Insurance Series Fund, Inc.               Pilgrim Baxter & Associates, Ltd.
PBHG Technology & Communications         PBHG Insurance Series Fund, Inc.               Pilgrim Baxter & Associates, Ltd.
SAFECO Equity                            SAFECO Resource Series Trust                   SAFECO Asset Management Company
SAFECO Growth                            SAFECO Resource Series Trust                   SAFECO Asset Management Company
T. Rowe Price Equity Income              T. Rowe Price Equity Series, Inc.              T. Rowe Price Associates, Inc.

     Each of the Funds has a different investment objective. A Participant may allocate contributions to one or more of the Investment Accounts available under a Contract. Contributions allocated to a particular Investment Account will increase or decrease in dollar value depending upon the investment performance of the corresponding mutual fund portfolio in which the Investment Account invests. These amounts are not guaranteed. The Participant bears the investment risk for amounts allocated to an Investment Account of the Variable Account.

FIXED ACCOUNT

     The Participant may allocate contributions to the Fixed Account, which is part of AUL's General Account. Amounts allocated to the Fixed Account earn interest at rates periodically determined by AUL. These rates are guaranteed to be at least an effective annual rate of either 3% or 4%, depending on the Contract. See the Section "The Fixed Account" later in this Prospectus.

CONTRIBUTIONS

     For Recurring Contribution Contracts, contributions may vary in amount and frequency. A Plan may impose maximum and minimum contribution limits depending on the type of Plan. In a Single Contribution Contract, Participants must make contributions of at least $25,000. See the Section "Contributions under the Contracts" later in this Prospectus.


TRANSFERS

     A Participant may transfer his or her Variable Account Value among the Investment Accounts or to the Fixed Account at any time during the Accumulation Period. A Participant may transfer part of his or her Fixed Account Value to one or more of the available Investment Accounts during the Accumulation Period, subject to certain restrictions. The minimum transfer amount from any one Investment Account or from the Fixed Account is $500. If the Account Value in an Investment Account or the Fixed Account prior to a transfer is less than $500, then the minimum transfer amount is the Participant's remaining Account Value in that account. If, after any transfer, the remaining Account Value would be less than $500, then AUL will treat that request as a request for a transfer of the entire Account Value in that account. Amounts transferred from the Fixed Account to an Investment Account during any given Contract Year cannot exceed 20% of the Participant's Fixed Account Value as of the beginning of that Contract Year. However, if a Participant's Fixed Account Value at the beginning of the Contract Year is less than $2,500, the amount that may be transferred for that Contract Year from the Fixed Account is the lesser of $500 or the entire Fixed Account Value as of the date the transfer request is received by AUL at its Home Office. In certain contracts the 20% restriction on transfers may be waived if certain conditions are met. For a more detailed explanation, please refer to the Section "Transfers of Account Value" later in this Prospectus.

WITHDRAWALS

     The Participant may surrender or take a partial withdrawal from the Account Value at any time before the Annuity Commencement Date. Withdrawals and surrender are subject to the limitations under any applicable Plan, the Contract and applicable law. The minimum withdrawal amount from any one Investment Account or from the Fixed Account is $500. If the Account Value in an Investment Account or the Fixed Account prior to a withdrawal is less than $500, then the minimum withdrawal amount is the Participant's remaining Account Value in that account. If, after any withdrawal, the remaining Account Value would be less than $500 in that account, then AUL will treat that request as a request for a withdrawal of the entire Account Value in that account. See the Section "Cash Withdrawals" later in this Prospectus.

     Certain retirement programs, such as 403(b) Programs, are subject to constraints on withdrawals and full surrenders. See "Constraints on Withdrawals." In addition, distributions under certain retirement programs may result in a tax penalty. See the Section "Tax Penalty" later in this Prospectus. A withdrawal or surrender may also be subject to a withdrawal charge. See the Section "Withdrawal Charge" later in this Prospectus.

THE DEATH BENEFIT

     If a Participant dies during the Accumulation Period, AUL will pay a death benefit to the Beneficiary. The amount of the death benefit is equal to the vested portion of the Participant's Account Value minus any outstanding loan balances and any due and unpaid charges on those loans. A death benefit will not be payable if the Participant dies on or after the Annuity Commencement Date, except as may be provided under the Annuity Option elected. See the Sections "The Death Benefit" and "Annuity Options" later in this Prospectus.

ANNUITY OPTIONS

     The Contracts provide for several fixed Annuity Options, any one of which may be elected if permitted by the applicable Plan and applicable law. AUL will pay fixed and guaranteed payments under the Annuity Options. See the Section "Annuity Period" later in this Prospectus.

CHARGES

     AUL will deduct certain charges in connection with the operation of the Contracts and the Variable Account:

     WITHDRAWAL CHARGE - AUL does not impose a sales charge at the time a contribution is made to a Participant's Account under a Contract. If a Participant makes a cash withdrawal or surrenders the contract, AUL may assess a withdrawal charge (which may also be referred to as a contingent deferred sales charge) where the Participant's Account has not been in existence for a certain period of time (see chart below). AUL will not assess a withdrawal charge upon the payment of a death benefit under a Contract. Under certain Contracts known as "benefit responsive" Contracts, AUL will not impose withdrawal charges under certain circumstances. See the Section "Withdrawal Charge" later in this Prospectus.



               Charge on Withdrawal Exceeding 10% Allowable Amount
               ---------------------------------------------------
                                                                       11 or
Account Year 1     2     3     4     5     6     7     8     9     10   more
--------------     -     -     -     -     -     -     -     -     --   ----

Recurring
 Contribution
 Contracts   8%    8%    8%    8%    8%    4%    4%    4%    4%    4%    0%

Single
 Contribution
 Contracts   6%    5%    4%    3%    2%    1%    0%    0%    0%    0%    0%

     For the first two Contract Years that a Participant's Account exists, AUL will not subject 10% of the Account Value plus contributions made during the year to withdrawal charges. After the first two Contract Years, and until the withdrawal charge has decreased to 0%, AUL will not subject 10% of the Account Value to withdrawal charges.

     If a non-benefit responsive benefit is paid causing a surrender or a withdrawal in excess of this 10% allowable amount, AUL will assess a withdrawal charge on the amount in excess of the 10% allowable. The chart above illustrates the amount of the withdrawal charge that applies to the different types of contracts based on the number of years that the Account has been in existence. However, the total withdrawal charge will never exceed 9% of total contributions made by or on behalf of a Participant. See the Section "Withdrawal Charge" later in this Prospectus.

     PREMIUM TAX CHARGE - Various states and municipalities impose a tax on premiums received by insurance companies. AUL assesses a premium tax charge to reimburse itself for premium taxes that it incurs, which usually will be deducted at the time annuity payments commence. Premium taxes currently range from 0% to 3.5%, but are subject to change by such governmental entities. See the Section "Premium Tax Charge" later in this Prospectus.

     MORTALITY AND EXPENSE RISK CHARGE - AUL deducts a daily charge in an amount equal to an annual rate of 1.25% of the average daily net assets of each Investment Account of the Variable Account for mortality and expense risks that AUL assumes in connection with the Contracts. Certain contracts may elect to have a portion of this charge offset in the form of a credit of Accumulation Units to Participant Accounts, provided certain conditions are met. See the Sections "Mortality and Expense Risk Charge" and "Variable Investment Plus Option" later in this Prospectus.


     ADMINISTRATIVE CHARGE - Under some Recurring Contribution Contracts, AUL deducts from a Participant's Account an administrative charge equal to the lesser of 0.5% of the Participant's Account Value or $7.50 per quarter. AUL will assess the charge every quarter on a Participant Account if the account exists on the quarterly Contract Anniversary. The charge is only assessed during the Accumulation Period. Benefit Responsive Contracts that are converted to no-load
Section 408 IRA Contracts will be assessed an Administrative Charge of $3 each quarter if the value of Participant's Account is less than $10,000 on that date. Except for this type of Contract, there are no Administrative Charges applied to Single Contribution Contracts and on some types of Recurring Contribution Contracts. See the Section "Administrative Charge" later in this Prospectus.

     EXPENSES OF THE FUNDS - Each Investment Account of the Variable Account purchases shares of the corresponding Portfolio of one of the Funds. The price of the shares reflect investment advisory fees and other expenses paid by each Portfolio. See the Funds' Prospectuses for a description of these fees and expenses.

TEN-DAY FREE LOOK

     Under 403(b) and 408 Contracts, the Owner has the right to return the Contract for any reason within ten days of receipt. If this right is exercised, the Contract will be considered void from its inception and AUL will fully refund any contributions.

TERMINATION BY THE OWNER

     An Owner of a Contract acquired in connection with an Employee Benefit Plan, a 457 Program, or an Employer Sponsored 403(b) Program may terminate the Contract by sending proper written notice of termination to AUL at its Home Office. Upon termination of such a Contract, the Owner may elect from two payment options. Under one option, AUL will assess an Investment Liquidation Charge (or in some Contracts, a Market Value Adjustment) on a Participants' Fixed Account Withdrawal Value. Under the second payment option, AUL will not assess an Investment Liquidation Charge or Market Value Adjustment. However, amounts attributable to the aggregate Withdrawal Values derived from the Fixed Account of all Participants under the Contract shall be paid in six or seven equal annual installments, depending on the Contract. For more information on termination by an Owner, including information on the payment options and the Investment Liquidation Charge (or the Market Value Adjustment), see the Section "Termination by the Owner" later in this Prospectus.

CONTACTING AUL

     Individuals should direct all inquiries, notices, and forms required under these Contracts to AUL at the address of the Annuity Service Office provided in the front of this Prospectus.



                                  EXPENSE TABLE

     The purpose of the following table is to assist investors in understanding the various costs and expenses that Participants in the Contracts bear directly and indirectly. The table reflects expenses of the Variable Account as well as the Funds. Expenses of the Variable Account shown under "Participant Transaction
Expenses" (including the withdrawal charge and annual contract fee) and "Variable Account Annual Expenses" are fixed and specified under the terms of the Contract. Expenses of the Funds as shown under "Fund Annual Expenses" are not fixed or specified under the terms of the Contract and may vary from year to year. The fees in this Expense Table have been provided by the Funds and have not been independently verified by AUL. The table does not reflect premium taxes that may be imposed by various jurisdictions. See the Section "Premium Tax
Charge" later in this Prospectus. The information contained in the table is not generally applicable to amounts allocated to the Fixed Account or to annuity payments under an Annuity Option.

     For a complete description of a Contract's costs and expenses, see "Charges and Deductions" later in this Prospectus. For a more complete description of the
Funds' costs and expenses,  see the Funds' Prospectuses.
Participant Transaction Expenses
  Maximum withdrawal charge................................................................................................      8%
    Recurring Contribution Contracts(1)....................................................................................      8%
    Single Contribution Contracts(2).......................................................................................      6%
  Maximum administrative charge (per year)(3)..............................................................................     $30
Variable Account Annual Expenses (as a percentage of average account value)
  Mortality and expense risk fee...........................................................................................1.25%(4)

Fund Annual Expenses After Expense Limitation (as a percentage of average net assets of each Portfolio)

                                                                                   Total Port-
                                             Management/  Other         12b-1      folio Annual
Portfolio                                    Advisory Fee Expenses      Fees       Expenses
---------                                    ------------ ---------     -----      --------

AUL American Series Fund, Inc.:
     Equity Portfolio                          0.50%(5)    0.16%         --        0.66%
     Bond Portfolio                            0.50%(5)    0.17%         --        0.67%
     Managed Portfolio                         0.50%(5)    0.17%         --        0.67%

     Money Market Portfolio                    0.40%(5)    0.16%         --        0.56%

     Tactical Asset Allocation Portfolio       0.68%(5)    0.32%         --        1.00%

     Conservative Investor Portfolio           ____%(5)    ____%         --        0.__%
     Moderate Investor Portfolio               ____%(5)    ____%         --        0.__%
     Aggressive Investor Portfolio             ____%(5)    ____%         --        0.__%





(1) For the first two Contract Years that a Participant's Account exists, the amount withdrawn during a Contract Year that will not be subject to an otherwise applicable withdrawal charge is 10% of (a) the total of all contributions made during the year that the withdrawal is being made, plus (b) the Participant's Account Value at the beginning of the Contract Year. After the first two Contract Years, and until the withdrawal charge has decreased to 0%, the amount withdrawn during a Contract Year that will not be subject to a withdrawal charge is 10% of the Participant's Account Value at the beginning of the Contract Year in which the withdrawal is being made. The withdrawal charge, which is applied to amounts withdrawn in excess of the 10% allowable amount, decreases from 8% to 4% for Account years 6 through 10, and to 0% thereafter. See the Section "Withdrawal Charge" later in this Prospectus.


(2) For the first two Contract Years that a Participant's Account exists, the amount withdrawn during a Contract Year that will not be subject to an otherwise applicable withdrawal charge is 10% of (a) the total of all contributions made during the year that the withdrawal is being made, plus (b) the Participant's Account Value at the beginning of the Contract Year. After the first two Contract Years, and until the withdrawal charge has decreased to 0%, the amount withdrawn during a Contract Year that will not be subject to a withdrawal charge is 10% of the Participant's Account Value at the beginning of the Contract Year in which the withdrawal is being made. The withdrawal charge, which is applied to amounts withdrawn in excess of the 10% allowable amount, decreases by 1% in each account Year until it is 0% in Account Year 7 and thereafter. See the Section "Withdrawal Charge" later in this Prospectus.


(3) The Administrative Charge may be less than $30.00 per year, based on the type of Contract or on the size of the Participant's Account. Generally, the maximum charge imposed will be the lesser of 0.5% of the Participant's Account Value or $30.00 per year. Benefit Responsive Contracts that are converted to no-load Section 408 IRA Contracts will be assessed an Administrative Charge of $3 each quarter if the value of Participant's Account is less than $10,000 on that date. Except for this type of Contract, there are no Administrative Charges applied to Single Contribution Contracts and on some types of recurring contribution contracts.

(4) This charge may be less than 1.25% for certain Contracts. In these Contracts, a portion of the mortality and expense risk charge may be credited back to Participant's accounts in the form of Accumulation Units. The number of Accumulation Units credited will depend on the aggregate variable investment account assets on deposit and the type of Contract purchased.

(5) AUL has currently agreed to waive its advisory fee if the ordinary expenses of a Portfolio exceed 1% and, to the extent necessary, assume any expenses in excess of its advisory fee so that the expenses of each Portfolio, including the advisory fee but excluding extraordinary expenses, will not exceed 1% of the Portfolio's average daily net asset value per year. The Adviser may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days written notice to the Fund and such policy will be terminated automatically by the termination of the Investment Advisory Agreement. During 1998, none of the Portfolios had expenses exceeding 1% of the average daily net asset value.


                                       10



EXPENSE TABLE (CONTINUED)
                                                                                   Total Port-
                                             Management/  Other         12b-1      folio Annual
Portfolio                                    Advisory Fee Expenses      Fees       Expenses
---------                                    ------------ --------      -----      --------

Alger American Fund
  Alger American Growth Portfolio              0.75%       0.04%         --        0.79%
American Century Variable Portfolios, Inc.
  VP Capital Appreciation                      1.00%       0.00%         --        1.00%
Calvert Variable Series
  Calvert Social Mid Cap Growth Portfolio      0.90%(6)    0.15%         --        1.05%
Fidelity Variable Insurance Products Fund
  Equity-Income Portfolio                      0.50%       0.08%         --        0.58%(7)
  Growth Portfolio                             0.60%       0.09%         --        0.69%(7)
  High Income Portfolio                        0.59%       0.12%         --        0.71%
  Overseas Portfolio                           0.75%       0.17%         --        0.92%(7)
Fidelity Variable Insurance Products Fund II
  Asset Manager Portfolio                      0.55%       0.10%         --        0.65%(7)
  Contrafund Portfolio                         0.60%       0.11%         --        0.71%(7)
  Index 500 Portfolio                          0.24%       0.04%         --        0.28%(8)
Janus Aspen Series
  Flexible Income                              0.65%       0.10%         --        0.75%
  Worldwide Growth                             0.66%       0.08%         --        0.74%(9)
PBHG Insurance Series Fund, Inc.
  Growth II                                    0.00%       1.20%         --        1.20%(10)
  Technology & Communications                  0.00%       1.20%         --        1.20%(10)
SAFECO Resource Series Trust
  Equity                                       0.73%       0.02%         --        0.75%
  Growth                                       0.74%       0.03%         --        0.77%
T. Rowe Price Equity Series, Inc.
  T. Rowe Price Equity Income                  0.85%       0.00%         --        0.85%


(6) The figures above are based on expenses for fiscal year 1997, and have been restated to reflect an increase in transfer agency expenses of 0.01% for the Portfolio expected to be incurred in 1998. Management and Advisory Expenses includes a performance adjustment, which depending on performance, could cause the fee to be as high as 0.95% or as low as 0.85%. "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly (again, restated) would be 0.97%. Management and Advisory expenses for the Portfolio include an administrative service fee of 0.10%, paid to Adviser's affiliate.

(7) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.57% for the Equity-Income portfolio, 0.67% for the Growth portfolio, 0.90% for the Overseas portfolio, 0.64% for the Asset Manager portfolio, and 0.68% for the Contrafund portfolio.

(8) Fidelity Management & Research Company agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's management fee, other expenses and total expenses would have been 0.27%, 0.13%, and 0.40% respectively.

(9) Management fees for the Worldwide Growth Portfolio reflect a reduced fee schedule effective July 1, 1997. The management fee reflects the new rate applied to net assets as of December 31, 1997. Other expenses are based on gross expenses of the shares before expense offset arrangements for the fiscal year ended December 31, 1997. The information is net of fee waivers or reductions from Janus Capital. Fee reductions for the Worldwide Growth Portfolio reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Operating Expenses for the Shares would have been 0.72%, 0.09% and 0.81% for the Worldwide Growth Portfolio. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.

(10) The Investment Adviser agreed to reimburse a portion of the funds' expenses during the period. Without this reimbursement, the funds' management fee, other expenses and total expenses would have been 0.85%, 3.53%, and 4.38%, respectively, for the PBHG Growth II Portfolio and 0.85%, 4.24% and 5.09%, respectively, for the PBHG Technology and Communications Portfolio.


EXAMPLES (FOR ANY INVESTMENT ACCOUNT)

     The following examples show expenses that a Participant would pay at the end of one, three, five, or ten years if at the end of those time periods, the Account is (1) surrendered, or (2) not surrendered. Example (2) will also apply to a Participant Account that is annuitized at the end of the applicable time period. The information below represents expenses on a $1,000 contribution and assumes a 5% return per year. For an account that is surrendered, the example shows expenses for Recurring Contribution Contracts, and Single Contribution Contracts. Expenses will be the same for all Contracts if not surrendered. These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% return is hypothetical and should not be considered a representation of past or future returns, which may be greater or less than the assumed amount. For Recurring Contribution Contracts, the Administrative charge used in these examples is based on an estimated average Participant Account of $10,000. A pro-rata portion of the annual Administrative Charge has, therefore, been used in the calculations for Recurring Contribution Contracts.




                                                                                                      (2) If your Contract
                                                                                                       is not Surrendered
                                                      (1) If your Contract is Surrendered               or is Annuitized
                                                      -----------------------------------               ----------------

                                                      Recurring                  Single
                                                    Contribution              Contribution
                                                      Contracts                 Contracts                 All Contracts
                                                      ---------                 ---------                 -------------

Investment Account

AUL American Equity
          1 year                                        $   96.31                 $   77.82                     $  22.35
          3 years                                          146.69                    107.67                        68.65
          5 years                                          199.55                    137.77                       117.18
         10 years                                          296.38                    249.18                       249.18

AUL American Bond
          1 year                                            96.41                     77.92                        22.46
          3 years                                          146.99                    107.99                        68.98
          5 years                                          200.06                    138.32                       117.74
         10 years                                          297.45                    250.31                       250.31

AUL American Managed
          1 year                                            96.41                     77.92                        22.46
          3 years                                          146.99                    107.99                        68.98
          5 years                                          200.06                    138.32                       117.74
         10 years                                          297.45                    250.31                       250.31

AUL American Money Market
          1 year                                            96.31                     77.82                        22.35
          3 years                                          146.69                    107.67                        68.65
          5 years                                          199.55                    137.77                       117.18
         10 years                                          296.38                    249.18                       249.18

AUL American Tactical Asset Allocation
          1 year                                            99.46                     81.03                        25.76
          3 years                                          156.14                    117.52                        78.90
          5 years                                          215.28                    154.55                       134.31
         10 years                                          329.19                    283.59                       283.59

AUL American Conservative Investor
          1 year                                            99.46                     81.03                        25.76
          3 years                                          156.14                    117.52                        78.90
          5 years                                          215.28                    154.55                       134.31
         10 years                                          329.19                    283.59                       283.59

AUL American Moderate Investor
          1 year                                            99.46                     81.03                        25.76
          3 years                                          156.14                    117.52                        78.90
          5 years                                          215.28                    154.55                       134.31
         10 years                                          329.19                    283.59                       283.59

AUL American Aggressive Investor
          1 year                                            99.46                     81.03                        25.76
          3 years                                          156.14                    117.52                        78.90
          5 years                                          215.28                    154.55                       134.31
         10 years                                          329.19                    283.59                       283.59

Alger American Growth
          1 year                                            97.53                     79.06                        23.67
          3 years                                          150.36                    111.49                        72.63
          5 years                                          205.67                    144.30                       123.85
         10 years                                          309.22                    262.65                       262.65

                                       12



EXAMPLES (FOR ANY INVESTMENT ACCOUNT) (CONTINUED)

                                                                                                      (2) If your Contract
                                                                                                       is not Surrendered
                                                      (1) If your Contract is Surrendered               or is Annuitized
                                                      -----------------------------------               ----------------
                                                      Recurring                  Single
                                                    Contribution              Contribution
                                                      Contracts                 Contracts                 All Contracts
                                                      ---------                 ---------                 -------------

Investment Account


American Century VP Capital Appreciation
          1 year                                         $  99.46                   $ 81.03                     $  25.76
          3 years                                          156.14                    117.52                        78.90
          5 years                                          215.28                    154.55                       134.31
         10 years                                          329.19                    283.59                       283.59

Calvert Social Mid Cap Growth
          1 year                                            99.93                     81.51                        26.27
          3 years                                          157.55                    118.99                        80.43
          5 years                                          217.62                    157.05                       136.86
         10 years                                          334.02                    288.66                       288.66

Fidelity VIP Equity-Income
          1 year                                            95.56                     77.06                        21.55
          3 years                                          144.44                    105.32                        66.21
          5 years                                          195.79                    133.76                       113.08
         10 years                                          288.43                    240.85                       240.85

Fidelity VIP Growth
          1 year                                            96.61                     78.13                        22.68
          3 years                                          147.61                    108.63                        69.65
          5 years                                          201.08                    139.41                       118.85
         10 years                                          299.61                    252.57                       252.57

Fidelity VIP High Income
          1 year                                            96.78                     78.30                        22.87
          3 years                                          148.12                    109.16                        70.20
          5 years                                          201.94                    140.32                       119.78
         10 years                                          301.40                    254.44                       254.44

Fidelity VIP Overseas
          1 year                                            98.75                     80.31                        24.99
          3 years                                          154.01                    115.30                        76.59
          5 years                                          211.75                    150.79                       130.47
         10 years                                          321.89                    275.93                       275.93

Fidelity VIP II Asset Manager
          1 year                                            96.24                     77.75                        22.28
          3 years                                          146.48                    107.46                        68.43
          5 years                                          199.21                    137.41                       116.81
         10 years                                          295.66                    248.42                       248.42

Fidelity VIP II Contrafund
          1 year                                            96.78                     78.30                        22.87
          3 years                                          148.12                    109.16                        70.20
          5 years                                          201.94                    140.32                       119.78
         10 years                                          301.40                    254.44                       254.44

Fidelity VIP II Index 500
          1 year                                            92.77                     74.21                        18.53
          3 years                                          136.00                     96.53                        57.07
          5 years                                          181.62                    118.65                        97.66
         10 years                                          258.20                    209.15                       209.15

Janus Flexible Income
          1 year                                            97.15                     78.68                        23.27
          3 years                                          149.24                    110.33                        71.42
          5 years                                          203.81                    142.31                       121.82
         10 years                                          305.32                    258.55                       258.55

Janus Worldwide Growth
          1 year                                            97.05                     78.58                        23.16
          3 years                                          148.93                    110.01                        71.09
          5 years                                          203.30                    141.77                       121.26
         10 years                                          304.25                    257.43                       257.43

                                       13
EXAMPLES (FOR ANY INVESTMENT ACCOUNT) (CONTINUED)
                                                                                                      (2) If your Contract
                                                                                                       is not Surrendered
                                                      (1) If your Contract is Surrendered               or is Annuitized
                                                      -----------------------------------               ----------------
                                                      Recurring                  Single
                                                    Contribution              Contribution
                                                      Contracts                 Contracts                 All Contracts
                                                      ---------                 ---------                 -------------
Investment Account


PBHG Growth II
          1 year                                         $ 101.32                  $  82.93                      $ 27.76
          3 years                                          161.68                    123.29                        84.91
          5 years                                          224.45                    164.33                       144.30
         10 years                                          348.03                    303.34                       303.34

PBHG Technology & Communications
          1 year                                           101.32                     82.93                        27.76
          3 years                                          161.68                    123.29                        84.91
          5 years                                          224.45                    164.33                       144.30
         10 years                                          348.03                    303.34                       303.34

SAFECO Equity
          1 year                                            97.15                     78.68                        23.27
          3 years                                          149.24                    110.33                        71.42
          5 years                                          203.81                    142.31                       121.82
         10 years                                          305.32                    258.55                       258.55

SAFECO Growth
          1 year                                            97.32                     78.86                        23.45
          3 years                                          149.75                    110.86                        71.97
          5 years                                          204.65                    143.22                       122.74
         10 years                                          307.10                    260.42                       260.42

T. Rowe Price Equity Income
          1 year                                            98.07                    79.62                         24.26
          3 years                                          151.98                    113.19                        74.39
          5 years                                          208.38                    147.19                       126.80
         10 years                                          314.88                    268.58                       268.58



                         CONDENSED FINANCIAL INFORMATION


The following table presents Condensed Financial Information with respect to each of the Investment Accounts of the Variable Account for the period from the date of first deposit on April 12, 1990 through December 31, 1998. The following table should be read in conjunction with the Variable Account's financial statements, which are included in the Variable Account's Annual Report dated as of December 31, 1998. The Variable Account's financial statements have been audited by PricewaterhouseCoopers LLP, the Variable Account's independent accountants.

                                                               Year End December 31,
                                                               ---------------------
Investment Account          1998         1997              1996          1995         1994         1993      1992      1991  1990(1)
------------------          ----         ----              ----          ----         ----         ----      ----      ----  -------

AUL American Equity
  Unit Value at beginning of
   period                               2.107             1.790         1.518        1.497        1.321      1.215     0.980   1.000
  Unit Value at end of period           2.698             2.107         1.790        1.518        1.497      1.321     1.215   0.980
  Number of Units outstanding
   at end of period (000's)        12,586.036        10,589.355     9,332.222    7,471.155    3,727.950  2,576.500   620.180   3.471

AUL American Bond
  Unit Value at beginning of
   period                               1.615             1.600         1.375        1.444        1.321       1.247    1.085   1.000
  Unit Value at end of period           1.720             1.615         1.600        1.375        1.444       1.321    1.247   1.085
  Number of Units outstanding
   at end of period (000's)         4,937.428         4,535.171     3,613.483    2,640.900      784.086     544.295  191.389   1.023

AUL American Managed
  Unit Value at beginning of
   period                               1.838             1.664         1.415        1.446        1.296       1.215    1.054   1.000
  Unit Value at end of period           2.197             1.838         1.664        1.415        1.446       1.296    1.215   1.054
  Number of Units outstanding
   at end of period (000's)        10,816.324        10,087.186     9,242.020    8,146.955    2,935.365   1,979.513  399.535   1.612




                                       14

                  CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                                               Year End December 31,
                                                               ---------------------

Investment Account          1998         1997              1996          1995         1994         1993      1992      1991  1990(1)
------------------          ----         ----              ----          ----         ----         ----      ----      ----  -------



AUL American Money Market
  Unit Value at beginning of
   period                               1.230             1.189         1.144        1.118        1.107       1.088    1.042   1.000
  Unit Value at end of period           1.275             1.230         1.189        1.144        1.118       1.107    1.088   1.042
  Number of Units outstanding
   at end of period (000's)         5,765.433         3,931.272     2,066.492    1,083.828      253.762     161.750   81.498   2.051

AUL American Tactical Asset Allocation(2)
  Unit Value at beginning of
   period                               1.000              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.
  Unit Value at end of period           1.120              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.
  Number of units outstanding
   at end of period (000's)             0.100              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.

AUL American Conservative Investor(2)
  Unit Value at beginning of
   period                               0.000              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.
  Unit Value at end of period           0.000              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.
  Number of units outstanding
   at end of period (000's)             0.100              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.

AUL American Moderate Investor(2)
  Unit Value at beginning of
   period                               0.000              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.
  Unit Value at end of period           0.000              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.
  Number of units outstanding
   at end of period (000's)             0.100              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.

AUL American Aggressive Investor(2)
  Unit Value at beginning of
   period                               0.000              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.
  Unit Value at end of period           0.000              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.
  Number of units outstanding
   at end of period (000's)             0.100              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.

Alger American Growth(2)
  Unit value at beginning of
   period                               1.409             1.259         1.000         N.A.         N.A.        N.A.     N.A.    N.A.
  Unit value at end of period           1.750             1.409         1.259         N.A.         N.A.        N.A.     N.A.    N.A.
  Number of units outstanding
   at end of period (000's)        10,920.405         6,674.992     1,028.839         N.A.         N.A.        N.A.     N.A.    N.A.

American Century VP Capital Appreciation(2)
  Unit Value at beginning of
   period                               1.225             1.297         1.002        1.000         N.A.        N.A.     N.A.    N.A.
  Unit Value at end of period           1.172             1.225         1.297        1.002         N.A.        N.A.     N.A.    N.A.
  Number of units outstanding
   at end of period (000's)         1,970.129         1,785.854       747.779      254.316         N.A.        N.A.     N.A.    N.A.

Calvert Social Mid Cap Growth(2)
  Unit value at beginning of
   period                               1.343             1.266         1.000         N.A.         N.A.        N.A.     N.A.    N.A.
  Unit value at end of period           1.639             1.343         1.266         N.A.         N.A.        N.A.     N.A.    N.A.
  Number of units outstanding
   at end of period (000's)         1,070.537           970.440        71.033         N.A.         N.A.        N.A.     N.A.    N.A.

Fidelity VIP Equity-Income(2)
  Unit value at beginning of
   period                               1.380             1.223         1.000         N.A.         N.A.        N.A.     N.A.    N.A.
  Unit value at end of period           1.750             1.380         1.223         N.A.         N.A.        N.A.     N.A.    N.A.
  Number of units outstanding
   at end of period (000's)         6,959.675         4,243.458       762.132         N.A.         N.A.        N.A.     N.A.    N.A.

Fidelity VIP Growth(2)
  Unit Value at beginning of
   period                               1.705             1.505         1.126        1.138        1.000        N.A.     N.A.    N.A.
  Unit Value at end of period           2.080             1.705         1.505        1.126        1.138        N.A.     N.A.    N.A.
  Number of Units outstanding
   at end of period (000's)        26,493.376        22,560.070    14,966.606    9,247.290    2,051.512        N.A.     N.A.    N.A.

Fidelity VIP High Income(2)
  Unit Value at beginning of
   period                               1.447             1.285         1.078        1.108        1.000        N.A.     N.A.    N.A.
  Unit Value at end of period           1.681             1.447         1.285        1.078        1.108        N.A.     N.A.    N.A.
  Number of Units outstanding
   at end of period (000's)         8,053.332         6,679.227     4,719.928    3,013.462      598.051        N.A.     N.A.    N.A.

Fidelity VIP Overseas(2)
  Unit Value at beginning of
   period                               1.383             1.237         1.142        1.136        1.000        N.A.     N.A.    N.A.
  Unit Value at end of period           1.524             1.383         1.237        1.142        1.136        N.A.     N.A.    N.A.
  Number of units outstanding
   at end of period (000's)         9,308.550         8,245.189     6,385.519    4,748.284      872.248        N.A.     N.A.    N.A.

Fidelity VIP II Asset Manager(2)
  Unit Value at beginning of
   period                               1.368             1.209         1.047        1.129        1.000        N.A.     N.A.    N.A.
  Unit Value at end of period           1.631             1.368         1.209        1.047        1.129        N.A.     N.A.    N.A.
  Number of units outstanding
   at end of period (000's)        30,831.927        26,868.078    22,931.562   19,540.376    5,859.606        N.A.     N.A.    N.A.



(1) Period from April 12, 1990 through December 31, 1990.

(2) The Fidelity High Income, Growth, Overseas, Asset Manager, and Index 500 Investment Accounts first became available on May 1, 1993. The American Century VP Capital Appreciation Investment Account (then known as TCI Growth) first became available on May 1, 1994. The Alger American Growth, Calvert Social Mid Cap Growth (then known as Calvert Capital Accumulation), Fidelity Contrafund and Equity-Income, and the T. Rowe Price Equity Income Investment Accounts first became available on April 28, 1995. The AUL American Tactical Asset Allocation, The Janus Aspen Series Flexible Income, Janus Aspen Series Worldwide Growth, PBHG Growth II, PBHG Technology & Communications, SAFECO Equity and SAFECO Growth Investment Accounts first became available on May 1, 1997. The Conservative, Moderate, and Aggressive Investor Portfolios first became available on May 1, 1998. Therefore, for these portfolios, there is no information available for any period prior to these dates, respectively.

                                       15

                  CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                                                                  Year End December 31,
                                                                                  ---------------------
Investment Account           1998        1997              1996          1995         1994         1993      1992      1991  1990(1)
------------------           ----        ----              ----          ----         ----         ----      ----      ----  -------

Fidelity VIP II Contrafund(2)
  Unit value at beginning of
   period                               1.516             1.266         1.000         N.A.         N.A.        N.A.     N.A.    N.A.
  Unit value at end of period           1.859             1.516         1.266         N.A.         N.A.        N.A.     N.A.    N.A.
  Number of units outstanding
   at end of period (000's)         8,965.623         4,656.175       691.978         N.A.         N.A.        N.A.     N.A.    N.A.

Fidelity VIP II Index 500(2)
  Unit Value at beginning of
   period                               1.744             1.437         1.061        1.068        1.000        N.A.     N.A.    N.A.
  Unit Value at end of period           2.286             1.744         1.437        1.061        1.068        N.A.     N.A.    N.A.
  Number of units outstanding
   at end of period (000's)        18,374.733         9,841.199     3,976.682    1,966.816      507.196        N.A.     N.A.    N.A.

Janus Aspen Series Flexible Income(2)
  Unit Value at beginning of
   period                               1.000              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.
  Unit Value at end of period           1.184              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.
  Number of units outstanding
   at end of period (000's)           289.354              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.

Janus Aspen Series Worldwide Growth(2)
  Unit Value at beginning of
   period                               1.000              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.
  Unit Value at end of period           1.142              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.
  Number of units outstanding
   at end of period (000's)         2,126.372              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.

PBHG Growth II(2)
  Unit Value at beginning of
   period                               1.000              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.
  Unit Value at end of period           1.066              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.
  Number of units outstanding
   at end of period (000's)            58.505              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.

PBHG Technology & Communications(2)
  Unit Value at beginning of
   period                               1.000              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.
  Unit Value at end of period           1.032              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.
  Number of units outstanding
   at end of period (000's)           101.585              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.

SAFECO Equity(2)
  Unit Value at beginning of
   period                               1.000              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.
  Unit Value at end of period           1.161              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.
  Number of units outstanding
   at end of period (000's)           186.090              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.

SAFECO Growth(2)
  Unit Value at beginning of
   period                               1.000              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.
  Unit Value at end of period           1.408              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.
  Number of units outstanding
   at end of period (000's)         1,069.115              N.A.          N.A.         N.A.         N.A.        N.A.     N.A.    N.A.

T. Rowe Price Equity Income(2)
  Unit value at beginning of
   period                               1.452             1.230         1.000         N.A.         N.A.        N.A.     N.A.    N.A.
  Unit value at end of period           1.848             1.452         1.230         N.A.         N.A.        N.A.     N.A.    N.A.
  Number of units outstanding
   at end of period (000's)        11,646.682         4,259.154       388.732         N.A.         N.A.        N.A.     N.A.    N.A.


(1) Period from April 12, 1990 through December 31, 1990.

(2) The Fidelity High Income, Growth, Overseas, Asset Manager, and Index 500 Investment Accounts first became available on May 1, 1993. The American Century VP Capital Appreciation Investment Account (then known as TCI Growth) first became available on May 1, 1994. The Alger American Growth, Calvert Social Mid Cap Growth (then known as Calvert Capital Accumulation), Fidelity Contrafund and Equity-Income, and the T. Rowe Price Equity Income Investment Accounts first became available on April 28, 1995. The AUL American Tactical Asset Allocation, The Janus Aspen Series Flexible Income, Janus Aspen Series Worldwide Growth, PBHG Growth II, PBHG Technology & Communications, SAFECO Equity and SAFECO Growth Investment Accounts first became available on May 1, 1997. The Conservative, Moderate, and Aggressive Investor Portfolios first became available on May 1, 1998. Therefore, for these portfolios, there is no information available for any period prior to these dates, respectively.



                     PERFORMANCE OF THE INVESTMENT ACCOUNTS

     The following tables present the return on investment for the Investment Accounts. For all of the figures shown below, return on investment represents a change in the Account Value allocated to an Investment Account and takes into account Variable Account annual expenses such as the mortality and expense risk charge. For the Investment Accounts that have not been in existence for the time periods indicated, the reported performance represents hypothetical returns that the Investment Accounts that invest in the corresponding Mutual Fund Portfolios would have achieved had they invested in such Portfolios for the periods indicated. For the periods that a particular Investment Account has been in existence (see "Inception Date of Investment Account"), then the performance is actual performance and not hypothetical in nature.


                                                                    Performance (excluding charges)(1)
                                                                    ----------------------------------

                                                                   Average      Average      Average       Average
                                                                   Annual       Annual       Annual        Annual       Cumulative
                                                                  Return on   Return on    Return on     Return on      Return on
                                           Inception  Inception  Investment   Investment   Investment    Investment   Investment for
                                            Date of   Date of     for Year    for 3 Years  for 5 Years  for lesser of   lesser of 10
Investment                                  Mutual   Investment    ending       ending       ending     10 Years or   Years or Since
Account                                      Fund      Account    12/31/98    12/31/98     12/31/98    Since Inception   Inception
-------                                      ----      -------    --------    --------     --------    ---------------   ---------

AUL American Equity                        04/10/90   04/12/90
AUL American Bond                          04/10/90   04/12/90
AUL American Managed                       04/10/90   04/12/90
AUL American Money Market                  04/10/90   04/12/90
AUL American Tactical Asset Allocation     08/01/95   05/01/97
AUL American Conservative Investor         03/31/98   05/01/98
AUL American Moderate Investor             03/31/98   05/01/98
AUL American Aggressive Investor           03/31/98   05/01/98
Alger American Growth                      01/09/89   04/28/95
American Century VP Capital Appreciation   11/20/87   05/01/94
Calvert Social Mid Cap Growth              07/16/91   04/28/95
Fidelity VIP Equity-Income                 10/09/86   04/28/95
Fidelity VIP Growth                        10/09/86   05/01/93
Fidelity VIP High Income                   09/19/85   05/01/93
Fidelity VIP Overseas                      01/28/87   05/01/93
Fidelity VIP II Asset Manager              09/06/89   05/01/93
Fidelity VIP II Contrafund                 01/03/95   04/28/95
Fidelity VIP II Index 500                  08/27/92   05/01/93
Janus Flexible Income                      09/13/93   05/01/97
Janus Worldwide Growth                     09/13/93   05/01/97
PBHG Growth II                             05/01/97   05/01/97
PBHG Technology & Communications           05/01/97   05/01/97
SAFECO Equity                              07/21/87   05/01/97
SAFECO Growth                              01/07/93   05/01/97
T. Rowe Price Equity Income                03/31/94   04/28/95



(1) These figures do not reflect deduction of the withdrawal charge and a pro-rata portion of the administrative charge.



               PERFORMANCE OF THE INVESTMENT ACCOUNTS (CONTINUED)

                                                                    Performance (including charges)(1)
                                                                    ----------------------------------

                                                                   Average      Average      Average       Average
                                                                   Annual       Annual       Annual        Annual       Cumulative
                                                                  Return on   Return on    Return on     Return on      Return on
                                           Inception  Inception  Investment   Investment   Investment    Investment   Investment for
                                            Date of   Date of     for Year    for 3 Years  for 5 Years  for lesser of   lesser of 10
Investment                                  Mutual   Investment    ending       ending       ending     10 Years or   Years or Since
Account                                      Fund      Account    12/31/98    12/31/98     12/31/98    Since Inception   Inception
-------                                      ----      -------    --------    --------     --------    ---------------   ---------

AUL American Equity                        04/10/90   04/12/90
AUL American Bond                          04/10/90   04/12/90
AUL American Managed                       04/10/90   04/12/90
AUL American Money Market                  04/10/90   04/12/90
AUL American Tactical Asset Allocation     08/01/95   05/01/97
AUL American Conservative Investor         03/31/98   05/01/98
AUL American Moderate Investor             03/31/98   05/01/98
AUL American Aggressive Investor           03/31/98   05/01/98
Alger American Growth                      01/09/89   04/28/95
American Century VP Capital Appreciation   11/20/87   05/01/94
Calvert Social Mid Cap Growth              07/16/91   04/28/95
Fidelity VIP Equity-Income                 10/09/86   04/28/95
Fidelity VIP Growth                        10/09/86   05/01/93
Fidelity VIP High Income                   09/19/85   05/01/93

(2) These figures reflect deduction of the withdrawal charge and a pro-rata portion of the administrative charge.



                                       17


               PERFORMANCE OF THE INVESTMENT ACCOUNTS (Continued)




                                                                    Performance (including charges)(1)
                                                                    ----------------------------------

                                                                   Average      Average      Average       Average
                                                                   Annual       Annual       Annual        Annual       Cumulative
                                                                  Return on   Return on    Return on     Return on      Return on
                                           Inception  Inception  Investment   Investment   Investment    Investment   Investment for
                                            Date of   Date of     for Year    for 3 Years  for 5 Years  for lesser of   lesser of 10
Investment                                  Mutual   Investment    ending       ending       ending     10 Years or   Years or Since
Account                                      Fund      Account    12/31/98    12/31/98     12/31/98    Since Inception   Inception
-------                                      ----      -------    --------    --------     --------    ---------------   ---------

Fidelity VIP Overseas                      01/28/87   05/01/93
Fidelity VIP II Asset Manager              09/06/89   05/01/93
Fidelity VIP II Contrafund                 01/03/95   04/28/95
Fidelity VIP II Index 500                  08/27/92   05/01/93
Janus Flexible Income                      09/13/93   05/01/97
Janus Worldwide Growth                     09/13/93   05/01/97
PBHG Growth II                             05/01/97   05/01/97
PBHG Technology & Communications           05/01/97   05/01/97
SAFECO Equity                              07/21/87   05/01/97
SAFECO Growth                              01/07/97   05/01/97
T. Rowe Price Equity Income                03/31/94   04/28/95

(2) These figures reflect deduction of the withdrawal charge and a pro-rata portion of the administrative charge.

           INFORMATION ABOUT AUL, THE VARIABLE ACCOUNT, AND THE FUNDS

AMERICAN UNITED LIFE INSURANCE COMPANY(R)

     AUL is a legal reserve mutual life insurance company existing under the laws of the State of Indiana. It was originally incorporated as a fraternal society on November 7, 1877 under the laws of the Federal government, and reincorporated under the laws of the State of Indiana in 1933. It is qualified to do business in 48 states and the District of Columbia. As a mutual company, it is owned by and operated exclusively for the benefit of its policyowners. AUL has its principal business office located at One American Square, Indianapolis, Indiana 46282.



     AUL conducts a conventional life insurance, reinsurance, and annuity business. At December 31, 1998, AUL had admitted assets of $___________________ and a policyowners' surplus of $_____________.


     The principal underwriter for the Contracts is AUL, which is registered with the SEC as a broker-dealer.

VARIABLE ACCOUNT

     AUL American Unit Trust was established by AUL on August 17, 1989, under procedures established under Indiana law. The income, gains, or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to other income, gains, or losses of AUL. AUL owns the assets in the Variable Account and is required to maintain sufficient assets in the Variable Account to meet all Variable Account obligations under the Contracts. AUL may transfer to its General Account assets that exceed anticipated obligations of the Variable Account. All obligations arising under the Contracts are general corporate obligations of AUL. AUL may invest its own assets in the Variable Account, and may accumulate in the Variable Account proceeds from Contract charges and investment results applicable to those assets.

     The Variable Account is currently divided into sub-accounts referred to as Investment Accounts. Each Investment Account invests exclusively in shares of a specific mutual fund or in a specific Portfolio of one of the Funds. Contributions may be allocated to one or more Investment Accounts available under a Contract. Not all of the Investment Accounts may be available under a particular Contract and some of the Investment Accounts are not available for certain types of Contracts. AUL may in the future establish additional Investment Accounts of the Variable Account, which may invest in other
Portfolios of the Funds or in other securities, mutual funds, or investment vehicles.

     The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Variable Account or of AUL.

THE FUNDS

     Each of the Funds is a diversified, open-end management investment company commonly referred to as a mutual fund. Each of the Funds is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies or practices of the Fund. AUL American Series Fund, Inc. currently has eight separate investment portfolios that it offers to the Variable Account, namely: the Equity, Bond, Managed, Money Market, Tactical Asset Allocation, Conservative Investor, Moderate Investor, and Aggressive Investor. The Alger American Fund offers the Alger American Growth Portfolio. American Century Variable Portfolios, Inc. offers the VP Capital Appreciation Portfolio. Calvert Variable Series offers the Calvert Social Mid Cap Growth Portfolio. The Fidelity Variable Insurance Products Fund offers the Equity-Income, Growth, High Income, and Overseas Portfolios. The Fidelity

Variable Insurance Products Fund II offers the Asset Manager, Contrafund, and Index 500 Portfolios. The Janus Aspen Series offers the Worldwide Growth and Flexible Income Portfolios. The PBHG Insurance Series Fund, Inc. offers the PBHG Growth II and the PBHG Technology & Communications Portfolios. The SAFECO Resource Series Trust offers the Equity and Growth Portfolios. T. Rowe Price Equity Series, Inc. offers the Equity Income Portfolio. Each Portfolio has its own investment objective or objectives and policies. The shares of each mutual fund Portfolio are purchased by AUL for the corresponding Investment Account at the Portfolio's net asset value per share, i.e., without any sales load. All dividends and capital gain distributions received from a Portfolio are automatically  reinvested  in such  Portfolio  at net asset  value,  unless  AUL instructs otherwise. AUL has entered into agreements with the Distributors/Advisers of American Century Variable Portfolios, Inc., Calvert
Variable Series, Fidelity Management & Research Company, Janus Capital Corporation, Pilgrim Baxter & Associates, SAFECO Asset Management Company, and
T. Rowe Price Equity Series, Inc., under which AUL has agreed to render certain services and to provide information about these funds to its Contractowners and/or Participants who invest in these Funds. Under these agreements and for providing these services, AUL receives compensation from the Distributor/Adviser of these funds, ranging from zero basis points until a certain level of fund assets have been purchased to twenty-five basis points on the net average aggregate deposits made.

     AUL serves as investment adviser to each Portfolio of the AUL American Series Fund, Inc. Fred Alger & Company acts as investment adviser to the Alger American Fund. American Century Investment Management, Inc. acts as investment adviser to American Century Variable Portfolios, Inc. Calvert Asset Management Corporation acts as investment adviser to the Calvert Variable Series. Fidelity Management & Research Company acts as investment adviser to the Fidelity Variable Insurance Products Fund and to the Fidelity Variable Insurance Products Fund II. Janus Capital Corporation acts as investment adviser to the Janus Aspen Series. Pilgrim Baxter & Associates, Inc. acts as investment adviser to PBHG Insurance Series Fund, Inc. T. Rowe Price & Associates, Inc. acts as investment adviser to T. Rowe Price Equity Series, Inc.

     A summary of the investment objective or objectives of each Portfolio of each of the Funds is provided below. There can be no assurance that any Portfolio will achieve its objective or objectives. More detailed information is contained in the Prospectuses for the Funds, including information on the risks associated with the investments and investment techniques of each Portfolio.

AUL AMERICAN SERIES FUND, INC.

AUL AMERICAN EQUITY PORTFOLIO

     The primary investment objective of the AUL American Equity Portfolio is long-term capital appreciation. The Portfolio seeks current investment income as a secondary objective. The Portfolio attempts to achieve these objectives by investing primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects.

AUL AMERICAN BOND PORTFOLIO

     The primary investment objective of the AUL American Bond Portfolio is to provide a high level of income consistent with prudent investment risk. As a secondary objective, the Portfolio seeks to provide capital appreciation to the extent consistent with the primary objective. The Portfolio attempts to achieve these objectives by investing primarily in corporate bonds and other debt securities.

AUL AMERICAN MANAGED PORTFOLIO

     The investment objective of the AUL American Managed Portfolio is to provide a high total return consistent with prudent investment risk. The Portfolio attempts to achieve this objective through a fully managed investment policy utilizing publicly traded common stock, debt securities (including convertible debentures), and money market securities.

AUL AMERICAN MONEY MARKET PORTFOLIO

     The investment objective of the AUL American Money Market Portfolio is to provide a high level of current income while preserving assets and maintaining liquidity and investment quality. The Portfolio attempts to achieve this objective by investing in short-term money market instruments that are of the highest quality.

AUL AMERICAN TACTICAL ASSET ALLOCATION PORTFOLIO

     The investment objective of the Tactical Asset Allocation Portfolio is preservation of capital and competitive investment returns. The Portfolio seeks to achieve its objective by investing primarily in stocks, United States Treasury bonds, notes and bills, and money market funds.

AUL AMERICAN CONSERVATIVE INVESTOR PORTFOLIO

     The investment objective of the AUL American Conservative Investor Portfolio is high current income, with opportunities for capital appreciation. The Portfolio seeks this objective by investing in a strategically allocated portfolio consisting primarily of bond and money market instruments with the remainder of the Portfolio invested in equities. The Portfolio's emphasis on bonds and money market securities is intended to help provide gains through income accumulation and a measure of principal protection in the event that the stock market is in decline.

AUL AMERICAN MODERATE INVESTOR PORTFOLIO

     The investment objective of the AUL American Moderate Investor Portfolio is a blend of capital appreciation and income. The Portfolio seeks this objective by investing in a strategically allocated portfolio of equities, bonds and money market instruments with a weighting that normally is slightly heavier in equities. The asset mix for this Portfolio is intended to provide long-term growth and some regular income, while helping to moderate losses in the event of stock market declines.

AUL AMERICAN AGGRESSIVE INVESTOR PORTFOLIO


     The investment objective of the AUL American Aggressive Investor Portfolio is long-term capital appreciation. The Portfolio seeks this objective by investing in a strategically allocated portfolio consisting primarily of equities. Current income is not a primary consideration. The asset mix for this Portfolio is intended to provide long-term growth, together with a small amount of income to help cushion the volatility of the equity securities.


FOR ADDITIONAL INFORMATION CONCERNING AUL AMERICAN SERIES FUND, INC. AND ITS PORTFOLIOS, PLEASE SEE THE AUL AMERICAN SERIES FUND, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


ALGER AMERICAN FUND

ALGER AMERICAN GROWTH PORTFOLIO

     The Alger American Growth Portfolio is a growth portfolio that seeks to obtain long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that at the time of purchase have a total market capitalization of one billion dollars or greater.

FOR ADDITIONAL INFORMATION CONCERNING THE ALGER AMERICAN FUND AND ITS PORTFOLIO, PLEASE SEE THE ALGER AMERICAN FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.


AMERICAN CENTURY VP CAPITAL APPRECIATION

     The American Century VP Capital Appreciation Portfolio seeks capital growth by investing primarily in common stocks (including securities convertible into common stocks and other equity equivalents) and other securities that meet certain fundamental and technical standards of selection and have, in the opinion of the Fund's investment manager, better than average potential for appreciation. The Fund tries to stay fully invested in such securities, regardless of the movement of prices generally. This Portfolio is not currently available to AUL Participants under 457 Contracts.


FOR ADDITIONAL INFORMATION CONCERNING AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. AND ITS PORTFOLIO, PLEASE SEE THE AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


CALVERT VARIABLE SERIES

CALVERT SOCIAL MID CAP GROWTH PORTFOLIO

     The  Calvert  Social Mid Cap  Growth  Portfolio  is a socially  responsible
growth  Portfolio  that  seeks  long-term  capital   appreciation  by  investing
primarily in the stock of medium sized companies. To the extent possible, investments are made in enterprises that make a significant contribution to society through their products and services and through the way they do business.

FOR ADDITIONAL INFORMATION CONCERNING CALVERT VARIABLE SERIES AND THE CALVERT SOCIAL MID CAP GROWTH PORTFOLIO, PLEASE SEE THE CALVERT VARIABLE SERIES PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


FIDELITY VARIABLE INSURANCE PRODUCTS FUND


EQUITY-INCOME PORTFOLIO

     The Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities; the fund will also consider the potential for capital appreciation.

GROWTH PORTFOLIO

     The Growth Portfolio seeks to achieve capital appreciation.

The Portfolio normally purchases common stocks, although the Portfolio's investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

HIGH INCOME PORTFOLIO

     The High Income Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. These include securities commonly referred to as junk bonds, the risks of which are described in the prospectus for the Fund.

OVERSEAS PORTFOLIO

     The Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

ASSET MANAGER PORTFOLIO

     The Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

CONTRAFUND

     The Contrafund Portfolio seeks capital appreciation by investing primarily in securities of companies that the investment adviser believes are not fully recognized by the public.

INDEX 500 PORTFOLIO

     The Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of a broad range of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index.

FOR ADDITIONAL INFORMATION CONCERNING FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND AND FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II AND THEIR PORTFOLIOS, PLEASE SEE THE FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND FIDELITY VARIABLE INSURANCE PRODUCTS FUND II PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


JANUS ASPEN SERIES

FLEXIBLE INCOME PORTFOLIO

     The Flexible Income Portfolio is a diversified portfolio that seeks to maximize total return from a combination of income and capital appreciation by investing primarily in income-producing securities. This Portfolio may have substantial holdings of lower rated debt securities or "junk" bonds.

WORLDWIDE GROWTH PORTFOLIO

     The Worldwide Growth Portfolio is a diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.

FOR ADDITIONAL INFORMATION CONCERNING JANUS ASPEN SERIES FUND AND ITS PORTFOLIO, PLEASE SEE THE JANUS ASPEN SERIES FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING


PBHG INSURANCE SERIES FUND, INC.

PBHG GROWTH II PORTFOLIO

     The investment objective of the PBHG Growth II Portfolio seeks capital appreciation. The Portfolio normally will be invested in common stocks and convertible securities of small and medium-sized companies (market capitalization or annual revenues up to $4 billion) which, in the Adviser's opinion, have an outlook for strong earnings growth. The PBHG Growth II Portfolio is co-managed by Gary Pilgrim, CFA, who manages the PBHG Growth Fund of the PBHG Funds, Inc., and Jeffrey A. Wrona, CFA, who is responsible for managing other mid-cap institutional accounts.

PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

     The primary objective of the PBHG Technology & Communications Portfolio is long-term growth of capital. The Portfolio will seek out companies which rely extensively on technology or communications in their product development or operations, or those which are experiencing exceptional growth in sales and earnings driven by technology or communications related products and services. The Portfolio is managed by John Force, CFA, who co-manages the PBHG Technology & Communications Fund of the PBHG Funds, Inc.

FOR MORE COMPLETE INFORMATION, INCLUDING INFORMATION ON CHARGES AND EXPENSES, CONCERNING THE PBHG INSURANCE SERIES FUND, INC. PLEASE CALL (800) 433-0051 OR WRITE THE PBHG INSURANCE SERIES FUND, INC. FOR A PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


SAFECO RESOURCE SERIES TRUST


EQUITY PORTFOLIO

     The Equity Portfolio has as its investment objective to seek long-term capital and reasonable current income. The Equity Portfolio ordinarily invests principally in common stocks selected for long-term appreciation and/or dividend potential.

GROWTH PORTFOLIO

     The Growth Portfolio has as its investment objective to seek growth of capital and the increased income that ordinarily follows from such growth. The Growth Portfolio ordinarily invests a preponderance of its assets in common stocks selected for potential appreciation.

FOR ADDITIONAL INFORMATION CONCERNING SAFECO RESOURCE SERIES TRUST AND ITS PORTFOLIOS, PLEASE SEE THE SAFECO RESOURCE SERIES TRUST PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE EQUITY INCOME PORTFOLIO

     The T. Rowe Price Equity Income Portfolio seeks to provide substantial dividend income as well as long-term capital appreciation through investments in common stocks of established companies.

FOR ADDITIONAL INFORMATION CONCERNING T.ROWE PRICE EQUITY SERIES, INC. AND ITS PORTFOLIO, PLEASE SEE THE T. ROWE PRICE EQUITY SERIES, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                 THE CONTRACTS

GENERAL


     The Contracts are offered for use in connection with retirement plans that meet the requirements of Sections 401, 403(b), 408, or 457 of the Internal Revenue Code. Certain Federal tax advantages are currently available to retirement plans that qualify as (1) self-employed individuals' retirement plans under Section 401, such as HR-10 Plans, (2) pension or profit-sharing plans established by an Employer for the benefit of its employees under Section 401,
(3) annuity purchase plans sponsored by certain tax-exempt organizations or public school organizations under Section 403(b), (4) individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan or SIMPLE IRA plan, under Section 408, or (5) deferred compensation plans for employees established by a unit of a state or local government or by a tax-exempt organization under Section 457. Some Contracts may also be made available to plans that do not qualify for favorable tax treatment, such as unfunded deferred compensation Plans for highly compensated employees, which may be referred to as non-qualified 457 Plans.


     A Contract is issued to the Owner. Generally, persons eligible to participate in the Owner's Plan are eligible to become Participants under the Contract. The Owner shall be responsible for determining persons who are eligible to become Participants and for designating such persons to AUL. AUL will issue to the Owner for delivery to each Participant (or may deliver directly to each Participant) a Certificate that evidences the Participant's participation in the Contract. For purposes of determining benefits under a Contract, an account called a Participant's Account is established for each Participant during the Accumulation Period.

     The Owner of the Contract is generally responsible for providing all communications and instructions concerning Participant Accounts to AUL. However, in some instances a Participant may communicate directly with AUL. For example, a Participant in a 403(b) Program may request a partial withdrawal directly from AUL. While the Owner generally is responsible for transmitting contributions and instructions for Participants, the Participant may be permitted or required to make certain decisions and elections under the Contract, as specified by the Owner in the Plan, trust, or other appropriate document. The pertinent Plan document and, if applicable, the Employer's plan administrator should be consulted with any questions on benefits under the Contract.


        CONTRIBUTIONS AND CONTRACT VALUES DURING THE ACCUMULATION PERIOD

CONTRIBUTIONS UNDER THE CONTRACTS


     Contributions under Recurring Contribution Contracts may be made by or on behalf of a Participant at any time during the Participant's life and before the Participant's Annuity Commencement Date. Contributions must be at least equal to the minimum required contribution under the Plan. In Single Contribution Contracts, the minimum contribution for each Participant is $25,000. AUL may establish the minimum contributions permitted under a Contract, but any such change shall apply only to Participant Accounts established on or after the effective date of the change. AUL may, at its discretion, waive any minimum required contribution.


     Annual contributions under any of the Plans are subject to maximum limits imposed by the Internal Revenue Code. See the Statement of Additional Information for a discussion of these limits, or consult the pertinent Plan document.

TEN-DAY FREE LOOK

     Under 403(b) and 408 Contracts, the Owner has the right to return the Contract for any reason within ten days of receipt. If a particular state requires a longer free-look period, Owners in that state will be allowed the longer statutory period in which to return the Contract. If this right is exercised, the Contract will be considered void from its inception, and any contributions will be fully refunded.

INITIAL AND SINGLE CONTRIBUTIONS

     Initial contributions received for a Participant will be credited to the Participant's Account no later than the end of the second Business Day after it is received by AUL at its Home Office if it is preceded or accompanied by a completed annuity enrollment form for the Participant that contains all the information necessary for opening the Participant's Account. The enrollment form will be provided by AUL. If AUL does not receive a complete enrollment form for a Participant, AUL will notify the individual that AUL does not have the necessary information to open the account. If the necessary information is not provided to AUL within five Business Days after AUL first receives the initial contribution, AUL will return the initial contribution to the contributing party. However, if the Contract so allows, AUL may retain the contribution, if consent is received, until the earliest of: the time the enrollment form for the Participant is made complete, or 25 days after receipt at AUL's Home Office.

ALLOCATION OF CONTRIBUTIONS


     Initial and subsequent contributions under the Contracts will be allocated among the Investment Accounts of the Variable Account and the Fixed Account as instructed by the Owner or Participant and as provided by the terms of the Contract. The investment allocation of the initial contribution is to be designated on an investment allocation form at the time the annuity enrollment form is completed, and the completed allocation form should accompany the enrollment form to open an account for a Participant. Depending on the type of Contract, the enrollment application specifies that in the absence of an investment allocation form or other instructions, initial and subsequent contributions shall be allocated to the AUL American Money Market Investment Account or to a Suspense Account in AUL's General Account. A Participant's Account Value that has been initially allocated to the Money Market Investment Account or to a Suspense Account may be transferred to other available investment options upon receipt by AUL at its Home Office of an investment allocation form or other proper request. Under some Contracts, allocation to any Investment Account or the Fixed Account must be made in increments of 10%, 25%, or 33 1/3% of any contribution. Neither the Fixed Account nor all of the Investment Accounts may be available under a particular Contract. In addition, some of the Investment Accounts are not available for certain types of Contracts.


     Any change in allocation instructions will be effective upon receipt by AUL at its Home Office and will continue in effect until subsequently changed. Changes in the allocation of future contributions have no effect on amounts already contributed on behalf of a Participant. Such amounts, however, may be transferred among the Investment Accounts of the Variable Account or the Fixed Account in the manner described in "Transfers of Account Value."

SUBSEQUENT CONTRIBUTIONS UNDER RECURRING CONTRIBUTION CONTRACTS


     When forwarding contributions to AUL, the amount being contributed on behalf of each Participant must be specified. The contributions shall be allocated among the Investment Accounts of the Variable Account that are available under a Contract and the Fixed Account (if available) as described above in "Allocation of Contributions." Contributions (other than the initial contribution for each Participant) are credited as of the end of the Valuation Period in which they are received by AUL its Home Office at such time as AUL has received full payment for the contribution, the information needed to establish the Participant's account, and proper instructions regarding the application and allocation of the contributions among Participants.


TRANSFERS OF ACCOUNT VALUE


     All or part of a Participant's Variable Account Value may be transferred among the Investment Accounts of the Variable Account that are available under a Contract or to the Fixed Account (if available under a Contract) at any time during the Accumulation Period upon receipt of a proper written request by AUL at its Home Office. Transfers may be made by telephone if a Telephone Authorization Form has been properly completed and received by AUL at its Home Office. The minimum transfer from any Investment Account or from the Fixed Account is the lesser of $500 or a Participant's entire Account Value in that Investment Account or in the Fixed Account as of the date the transfer request is received by AUL at its Home Office, provided however, that amounts transferred from the Fixed Account to an Investment Account during any given Contract Year cannot exceed 20% of the Participant's Fixed Account Value as of the beginning of that Contract Year. However, if a Participant's Fixed Account Value at the beginning of the Contract Year is less than $2,500, the amount that will be transferred for that Contract Year from the Fixed Account is the lesser of $500 or the entire Fixed Account Value as of the date the transfer request is received by AUL at its Home Office. If, after any transfer, the Participant's remaining Account Value in an Investment Account or in the Fixed Account would be less than $500, then such request will be treated as a request for a transfer of the entire Account Value. Transfers may also be subject to other limitations provided in a Plan document and in the Contract. The 20% restriction on transfers during any given Contract Year from the Fixed Account to an Investment Account shall not apply to Employer Sponsored 403(b) Programs, Employee Benefit Plans, Employee Benefit Plans in a combined Contract for an Employee Benefit Plan and Employer Sponsored 403(b) Plan, or 408 SEP or Simple IRA Contracts if:
(1) the Owner (or Plan Sponsor) selects the Fixed Interest Account as an Investment Option to Participants under the Contract; (2) the Owner (or Plan Sponsor) does not select the AUL American Money Market Investment Account as an available Investment Option to Participants under the Contract, and (3)
following a transfer from the Fixed Account to the Variable Account by a Participant, a transfer to the Fixed Account shall be allowed only after 90 days have elapsed since the previous transfer from the Fixed Account. Except as noted previously, generally, there are no limitations on the number of transfers between Investment Accounts available under a Contract or the Fixed Account. In addition, no charges are currently imposed upon transfers. AUL reserves the right, however, at a future date, to change the limitation on the minimum transfer, to assess transfer charges, to change the limit on remaining balances, to limit the number and frequency of transfers, and to suspend the transfer privilege or the telephone transfer authorization. Any transfer from an Investment Account of the Variable Account shall be effective as of the end of the Valuation Date in which AUL receives the request in proper form.



PARTICIPANT'S VARIABLE ACCOUNT VALUE

ACCUMULATION UNITS

     Contributions to be allocated to the Investment Accounts available under a Contract will be credited to the Participant's Account in the form of Accumulation Units. Except for allocation of a Participant's initial contribution, the number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Investment Account by the Accumulation Unit value for the particular Investment Account at the end of the Valuation Period in which the contribution is received by AUL at its Home Office. The number of Accumulation Units so credited to the account shall not be changed by a subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Investment Account and charges against the Investment Account.

ACCUMULATION UNIT VALUE

     AUL determines the Accumulation  Unit value for each

Investment Account of the Variable Account on each Valuation Date. The Accumulation Unit value for each Investment Account was initially set at one dollar ($1) when operations commenced. Subsequently, the Accumulation Unit value for each Investment Account is determined by multiplying the Net Investment Factor for the particular Investment Account by the Accumulation Unit value for the Investment Account as of the immediately preceding Valuation Period. The Accumulation Unit value for each Investment Account may increase, decrease, or remain the same from Valuation Period to Valuation Period in accordance with the Net Investment Factor.

NET INVESTMENT FACTOR

     The Net Investment Factor is used to measure the investment performance of an Investment Account from one Valuation Period to the next. For any Investment Account for a Valuation Period, the Net Investment Factor is determined by dividing (a) by (b) and then subtracting (c) from the result where

   (a) is equal to:
       (1)the net asset value per share of the Portfolio of the Fund in which the Investment Account invests, determined as of the end of the Valuation Period, plus
       (2)the per share amount of any dividend or other distribution, if any, paid by the Portfolio during the Valuation Period, plus or minus
       (3)a credit or charge with respect to taxes paid, if any, or reserved for by AUL during the Valuation Period that are determined by AUL to be attributable to the operation of the Investment Account (although no Federal income taxes are applicable under present law and no such charge is currently assessed).
   (b) is the net asset value per share of the Portfolio, determined as of the end of the preceding Valuation Period; and
   (c) is a daily charge factor determined by AUL to reflect the fee assessed against the assets of the Investment Account for the mortality and expense risk charge.


DOLLAR COST AVERAGING PROGRAM

     Contract Owners and Participants who wish to purchase units of an Investment Account over a period of time may do so through the Dollar Cost Averaging ("DCA") Program. The theory of dollar cost averaging is that greater numbers of Accumulation Units are purchased at times when the unit prices are relatively low than are purchased when the prices are higher. This has the effect, when purchases are made at different prices, of reducing the aggregate average cost per Accumulation Unit to less than the average of the Accumulation Unit prices on the same purchase dates. However, participation in the Dollar Cost Averaging Program does not assure a Contract Owner or Participant of greater profits from the purchases under the Program, nor will it prevent or necessarily alleviate losses in a declining market.

     For example, assume that a Contract Owner or Participant requests that $1,000 per month be transferred from the Money Market Investment Account to the AUL American Equity Investment Account. The following Table illustrates the effect of dollar cost averaging over a six month period.


                  Transfer                  Unit              Units
        Month      Amount                   Value            Purchased
        -----     --------                  -----            ---------
         1        $1,000                    $20               50
         2        $1,000                    $25               40
         3        $1,000                    $30               33.333
         4        $1,000                    $40               25
         5        $1,000                    $35               28.571
         6        $1,000                    $30               33.333


     The average price per unit for these purchases is the sum of the prices ($180) divided by the number of monthly transfers (6) or $30. The average cost per Accumulation Unit for these purchases is the total amount transferred ($6,000) divided by the total number of Accumulation Units purchased (210.237) or $28.54. THIS TABLE IS FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT REPRESENTATIVE OF FUTURE RESULTS.


     Under a DCA Program, the owner deposits premiums into the AUL American Money Market Investment Account or the Fixed Account (if available under the Contract) and then authorizes AUL to transfer a specific dollar amount for a specific length of time from such Account into one or more other Investment Accounts at the unit values determined on the dates of the transfers. This may be done monthly, quarterly, semi-annually, or annually on the last business day of such period. These transfers will continue automatically until the earliest of: the date AUL receives notice to discontinue the Program; until there is not enough money in the Money Market Investment Account or the Fixed Account to continue the Program; until the expiration of the length of time selected; or if the transfers are being drawn from the Fixed Account, until the time a transfer would exceed the 20% limitation on transfers from the Fixed Account.

     Currently, the minimum required amount of each transfer is $100, although AUL reserves the right to change this minimum transfer amount in the future. DCA transfers to the Fixed Account and to the Money Market Investment Account are not permitted under the Dollar Cost Averaging Program. At least ten days advance written notice to AUL is required before the date of the first proposed transfer under the DCA Program. AUL offers the Dollar Cost Averaging Program to Contract Owners and Participants at no charge, and the Company reserves the right to temporarily discontinue, terminate, or change the Program at any time. Contract Owners and Participants may discontinue participation in the Program at any time by providing written notice to AUL, provided that AUL must receive written notice of such a change at least five days before a previously scheduled transfer is to occur.


     Contract Owners or Participants may initially elect to participate in the DCA Program, and if this election is made at the time the Contract is applied for, the Program will take effect on the first monthly, quarterly, semi-annual, or annual transfer date following the premium receipt by AUL at its Home Office. The

Contract Owner or Participant may select the month, quarter, or year that the transfers are to be made and such transfers will automatically be performed on the last business day of such period. To participate in the Program, a minimum balance of $10,000 in the Money Market Investment Account or in the Fixed Account is required.


                  CASH WITHDRAWALS AND THE DEATH BENEFIT

CASH WITHDRAWALS

     During the lifetime of the Participant, at any time before the Annuity Commencement Date and subject to the limitations under the applicable Plan and applicable law, a Participant's Account may be surrendered or a partial withdrawal may be taken from a Participant's Account Value. A surrender or withdrawal request will be effective as of the end of the Valuation Date that a proper written request in a form acceptable to AUL is received by AUL at its Home Office.

     A full surrender of a Participant's Variable Account Value will result in a withdrawal payment equal to the value of the Participant's Variable Account Value as of the end of the Valuation Period during which a proper withdrawal request is received by AUL at its Home Office, minus any applicable withdrawal charge. A partial withdrawal may be requested for a specified percentage or dollar amount of a Participant's Variable Account Value. A request for a partial withdrawal will result in a payment by AUL equal to the amount specified in the partial withdrawal request. Upon payment, the Participant's Variable Account Value will be reduced by an amount equal to the payment and any applicable withdrawal charge. If a partial withdrawal is requested that would leave a Participant's Variable Account Value in any Investment Account less than $500, then such partial withdrawal request will be treated as a request for a full withdrawal from the Investment Account.

     The minimum amount that may be withdrawn from a Participant's Variable Account Value in an Investment Account is the lesser of $500 or the Participant's entire Account Value in the Investment Account as of the date the withdrawal request is received by AUL. However, if after the withdrawal, the amount or value of the Investment Account would be less than $500, then the request will be treated as a request for a withdrawal of the entire Account Value of the Investment Account.

     The amount of a partial withdrawal will be taken from the Investment Accounts and the Fixed Account as instructed. A partial withdrawal will not be effected until proper instructions are received by AUL at its Home Office.

     A surrender or a partial withdrawal may result in the deduction of a withdrawal charge. See "Withdrawal Charge."

     In addition, distributions under certain retirement programs may result in a tax penalty. See "Tax Penalty."

SYSTEMATIC WITHDRAWAL SERVICE FOR 403(b) AND 408 PROGRAMS

     A Participant in a Contract used in connection with a 403(b) plan (other than an Employer Sponsored 403(b) plan) or 408 Program who is at least age 59 1/2 can arrange to have systematic cash withdrawals from his or her Account Value paid on a regular monthly, quarterly, or annual basis. Each withdrawal payment must be at least equal to $100. An application form containing details of the service is available upon request from AUL. The service is voluntary and can be terminated at any time by the Participant or Owner. AUL does not currently deduct a service charge for withdrawal payments, but reserves the right to do so in the future and similarly, reserves the right to increase the minimum required amount for each withdrawal payment.

     Participants will pay a withdrawal charge in connection with the systematic cash withdrawals to the extent the withdrawal charge is applicable (e.g., for a Recurring Contribution Contract, during the first ten Account Years and excluding the 10% allowable amount each Contract Year). Systematic withdrawals of up to 10% of (a) the total of all contributions made during the year that the withdrawal is being made, plus (b) the Participant's Account Value at the beginning of the Contract Year may begin in the year the Participant's Account is established. After the first two Contract Years, and until the withdrawal charge has decreased to 0%, the amount withdrawn during a Contract Year that will not be subject to a withdrawal charge is 10% of the Participant's Account Value at the beginning of the Contract Year in which the withdrawal is being made. See "Withdrawal Charge." In addition, receipt of the cash withdrawals may result in the receipt of taxable income to the Participant. See "Federal Tax Matters." No withdrawal charges are applied to "benefit responsive" Contracts for payment of retirement, death, disability, termination of employment, hardship, loan, age 70 1/2 required minimum distribution benefits or benefits upon attainment of age 59 1/2 (provided that the age 59 1/2 benefit is a taxable distribution paid to the Participant and not to any other person or entity, including any alternative or substitute funding medium). For certain other Contracts known as "modified benefit responsive" Contracts, withdrawal charges are not imposed for cash lump-sum payments of death benefits. For Modified
Benefit Responsive Contracts, withdrawal charges are not imposed for cash lump-sum payments provided the Participant has (1) attained age 55 and has 10 years of service with the employer identified in the Plan, or (2) attained age 62, and is receiving benefits for retirement, disability, termination of employment, hardships, loans, or required minimum distribution benefits pursuant to Internal Revenue Code Section 401(a)(9) and Regulations issued thereunder, or for benefits upon attainment of age 59 1/2 (provided that such benefit upon attainment of age 59 1/2 is a taxable distribution paid to the Participant and not to any other person or entity, including any alternative or substitute funding medium).


     However, even in benefit responsive or modified benefit responsive contracts, withdrawal charges will be applied to any withdrawal to pay a Plan benefit prior to notification of Contract termination if the benefit is payable because of, or the underlying reason for payment of the benefit results in, the termination or partial termination of the Plan, as determined under applicable IRS guidelines.



CONSTRAINTS ON WITHDRAWALS

GENERAL

     Since the Contracts offered by this Prospectus will be issued in connection with retirement plans that meet the requirements of Section 401, Section 403(b),
Section 408, or Section 457 of the Internal Revenue Code, reference should be made to the terms of the particular Plan or Contract for any limitations or restrictions on cash withdrawals. A surrender or withdrawal that results in receipt of proceeds by a Participant may result in receipt of taxable income to the Participant and, in some instances, in a tax penalty. The tax consequences of a surrender or withdrawal under the Contracts should be carefully considered. See "Federal Tax Matters."


403(b) PROGRAMS

     Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Internal Revenue Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for federal tax purposes. Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b) that apply to tax years beginning on or after January 1, 1989.

     Section   403(b)   requires   that   distributions   from  Section   403(b)
tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement not begin before the employee reaches age 59 1/2, separates from service, dies, becomes disabled, or incurs a hardship. Furthermore, distributions of income or gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a principal residence, or paying certain tuition expenses.

     A Participant in a Contract purchased as a tax-deferred Section 403(b) annuity contract will not, therefore, be entitled to exercise the right of surrender or withdrawal, as described in this Prospectus, in order to receive his or her Account Value attributable to contributions made under a salary reduction agreement or any income or gains credited to such Participant after December 31, 1988 under the Contract unless one of the above-described conditions has been satisfied, or unless the withdrawal is otherwise permitted under applicable federal tax law. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a
Section 403(b) Program, the withdrawal constraints described above would not apply to the amount transferred to the Contract attributable to a Participant's December 31, 1988 account balance under the old contract, provided that the amounts transferred between contracts qualifies as a tax-free exchange under the Internal Revenue Code. A Participant's Account Withdrawal in a Contract may be able to be transferred to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an Employer's Section 403(b) arrangement.

TEXAS OPTIONAL RETIREMENT PROGRAM

     AUL intends to offer the Contract within the Texas Optional Retirement Program. Under the terms of the Texas Optional Retirement Program, if a Participant makes the required contribution, the State of Texas will contribute a specified amount to the Participant's Account. If a Participant does not commence the second year of participation in the plan as a "faculty member," as defined in Title 110B of the State of Texas Statutes, AUL will return the State's contribution. If a Participant does begin a second year of participation, the Employer's first-year contributions will then be applied as a contribution under the Contract, as will the Employer's subsequent contributions.

     The Attorney General of the State of Texas has ruled that under Title 110B of the State of Texas Statutes, withdrawal benefits of contracts issued under the Optional Retirement Program are available only in the event of a participant's death, retirement, termination of employment due to total disability, or other termination of employment in a Texas public institution of higher education. A Participant under a Contract issued in connection with the Texas Optional Retirement Program will not, therefore, be entitled to exercise the right of surrender or withdrawal to receive the Account Value credited to such Participant unless one of the foregoing conditions has been satisfied. The Withdrawal Value of such Participant's Account may, however, be transferred to other contracts or other carriers during the period of participation in the program.

THE DEATH BENEFIT

     If a Participant dies during the Accumulation Period, AUL will pay a death benefit to the Beneficiary upon receipt of due proof of the Participant's death and instructions regarding payment to the Beneficiary. If there is no designated Beneficiary living on the date of death of the Participant, AUL will pay the death benefit in one sum to the estate of the Participant upon receipt of due proof of death of both the Participant and the designated Beneficiary and instructions regarding payment. If the death of the Participant occurs on or after the Annuity Commencement Date, no death benefit will be payable under the Contract except as may be provided under the Annuity Option elected.

     The amount of the death benefit equals the vested portion of the Participant's Account Value minus any outstanding loan balances and any due and unpaid charges on those loans. Under Contracts acquired in connection with 408 Programs, 457 Programs, and 403(b) Programs other than Employer Sponsored 403(b) Programs, the vested portion of a Participant's Account Value shall be the Participant's entire Account Value. Under Employee Benefit Plans and Employer Sponsored 403(b) Programs, the vested portion of a Participant's Account Value is the amount to which the Participant is entitled upon death or separation from service under a vesting schedule contained in the pertinent Plan. If the death benefit is less than a Participant's Account Value, the death benefit shall be paid pro rata from the Investment Accounts and the Fixed Account, and the remainder of the Account Value shall be distributed to the Owner or as directed by the Owner. Prior to such distribution, any remaining Account Value in the Investment Accounts shall be transferred to AUL's General Account. In the case of a 457 Program, the Owner of the Contract shall be the Beneficiary.

     The death benefit will be paid to the Beneficiary in a single sum or under one of the Annuity Options, as directed by the Participant or as elected by the Beneficiary. If the Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering payout options.

TERMINATION BY THE OWNER

     An Owner of a Contract acquired in connection with an Employee Benefit Plan, a 457 Program, or an Employer Sponsored 403(b) Program may terminate the Contract by sending proper written notice of termination to AUL at its Home Office. Termination shall be effective as of the end of the Valuation Date that the notice is received by AUL at its Home Office. Proper notice of termination must include an election of the method of payment or payments from AUL, an indication of the person or persons to whom payment is to be made, and the Owner's agreement (and the Plan Sponsor's agreement, if the Contract is issued in connection with an Employee Benefit Plan or an Employer Sponsored 403(b) Program) that AUL shall not be held responsible for any losses or claims that may arise against AUL in connection with making a payment or payments upon termination.


     Upon termination of such a Contract used in connection with an Employee Benefit Plan, a 457 Program, or Employee Benefit Plan contributions in a combined Contract for an Employee Benefit Plan and Employer Sponsored 403(b) Plan, the Owner (and the Plan Sponsor, if the Contract is issued in connection with an Employee Benefit Plan) may elect from two payment options. Under one option, AUL will pay an amount equal to the aggregate Withdrawal Values of all of the Participant Accounts under the Contract determined as of the end of the Valuation Date that the termination is effective, minus any applicable Investment Liquidation Charge ("ILC") for a 457 Program or plus or minus any Market Value Adjustment ("MVA") for Employee Benefit Plans. The ILC or MVA applies only to Participants' Fixed Account Values under these Contracts. The ILC or MVA is equal to a certain percentage, as described below, multiplied by the Withdrawal Value derived from the Fixed Account of each Participant under a Contract. The ILC percentage is determined by the following formula: 6(x - y), where "x" is the Current Rate of interest, as described under "Interest," being credited by AUL to new Contributions allocated to the Fixed Account as of the effective date of termination, and "y" is the average rate of interest being credited by AUL to various portions of a Participant's Fixed Account Value as of the effective date of termination. The MVA percentage is determined by the following formula: When "x" is greater than "y", the MVA percentage is 5(x-y), and is deducted from the amount paid. When "y" is greater than "x", the MVA percentage is 4(x-y), and is added to the amount paid. Payment under this option shall be made as described under "Payments from the Variable Account," except that payment of amounts attributable to the Fixed Account may be delayed for up to six months after the effective date of termination.


     Under the second payment option for a 457 Program Contract, AUL will pay an amount equal to the aggregate Withdrawal Values derived from the Variable Account of all Participants under the Contract determined as of the end of the Valuation Date on which termination is effective. Payment of this amount shall be made as described under "Payments from the Variable Account." AUL will also pay an amount equal to the aggregate Withdrawal Values derived from the Fixed Account of all Participants under the Contract as of the Contract Anniversary immediately succeeding the effective date of termination. This amount shall be payable in six equal annual installments, the first of which shall be paid on the Contract Anniversary immediately succeeding the effective date of termination. As of this date, AUL shall have the right to refuse to accept further contributions and shall cease to maintain individual Participant Accounts, and amounts remaining under the Contract after each annual installment shall be paid interest by AUL at an annual effective rate that shall be equal to the lesser of (a) the weighted average of each of the various Current Rates of interest being credited to amounts held in the Fixed Account under the Contract determined as of the Contract Anniversary immediately succeeding the effective date of termination, or (b) the interest rate for U.S. Government Security Treasury Constant Maturity for three years (as set forth in the Federal Reserve Statistical Releases), as determined on the Business Day coincident with or next following the Contract Anniversary immediately succeeding the effective date of termination. Interest earned during the Contract Year following payment of any annual installment shall be paid by AUL on the next succeeding Contract Anniversary.


     Under the second payment option for an Employee Benefit Plan Contract, or for the Employee Benefit Plan contributions in a combined Contract for an Employee Benefit Plan and Employer Sponsored 403(b) Plan, AUL will pay an amount equal to the aggregate Withdrawal Values derived from the Variable Account of all Participants under the Contract determined as of the end of the Valuation Date on which termination is effective. Payment shall be made as described under "Payments from the Variable Account." AUL will also pay amounts derived from the Fixed Account in six annual installments over five years. Until all funds have been paid by AUL, the average Current Rates of interest, as determined by AUL on the first installment payment date, less 1%, will be credited to the remaining Withdrawal Values. Interest shall be paid with each installment payment.


     Upon termination of a Contract used in connection with an Employer Sponsored 403(b) Program or a combined Contract for an Employee Benefit Plan and Employer Sponsored 403(b) Plan, AUL shall have the right to refuse to accept further contributions. Upon such a termination, amounts attributable to Employer Sponsored 403(b) contributions will be paid by AUL as described in the prior paragraph.

TERMINATION BY AUL

     AUL has the right, subject to applicable state law, to terminate any Participant's Account established under a Contract acquired in connection with an Employee Benefit Plan, a 457 Program, or an Employer Sponsored 403(b) Program at any time during the Contract Year if the Participant's Account Value falls below $300 ($200 for an Employer Sponsored 403(b) Program or for a Contract with both 403(b) and 401(a) funds) during the first Contract Year, or $500 ($400 for an Employer Sponsored 403(b) Program or for a Contract with both 403(b) and 401(a) funds) during any subsequent Contract Year, provided that at least six months have elapsed since the Owner's last contribution to the Contract. AUL will give notice to the Owner and the Participant that the Participant's Account is to be terminated. Termination shall be effective six months from the date that AUL gives such notice, provided that any contributions made during the six month notice period are insufficient to bring the Participant's Account Value up to the applicable minimum. Single Contribution Contracts have a minimum required contribution of $25,000.

     Upon termination of a Participant's Account by AUL, AUL will pay an amount equal to the Participant's Account Value as of the close of business on the effective date of termination. Payment of this amount will be made within seven days from such effective date of termination.

     AUL may, at its option, terminate any Contract if there are no Participant Accounts in existence under the Contract.

PAYMENTS FROM THE VARIABLE ACCOUNT

     Payment of an amount from the Variable Account resulting from a surrender, cash withdrawal, transfer from a Participant's Variable Account Value, payment of the death benefit, or payment upon termination by the Owner will be made within seven days from the date a proper request is received at AUL's Home Office. However, AUL can postpone the calculation or payment of such an amount to the extent permitted under applicable law, which is currently permissible only for any period: (a) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, (b) during which trading on the New York Stock Exchange is restricted as determined by the SEC, (c) during which an emergency, as determined by the SEC, exists as a result of which (1) disposal of securities held by the Variable Account is not reasonably practicable, or (2) it is not reasonably practicable to determine the value of the assets of the Variable Account, or (d) for such other periods as the SEC may by order permit for the protection of investors. For information concerning payment of an amount from the Fixed Account, see "The Fixed Account" and "Termination by the Owner."

                             CHARGES AND DEDUCTIONS

PREMIUM TAX CHARGE

     Various states and municipalities impose a tax on premiums received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and AUL's status in a particular state. AUL assesses a premium tax charge to reimburse itself for premium taxes that it incurs. This charge will be deducted as premium taxes are incurred by AUL, which is usually when an annuity is effected. Premium tax rates currently range from 0% to 3.5%, but are subject to change by such governmental entities.

WITHDRAWAL CHARGE


     No deduction for sales charges is made from contributions for a Contract. However, if a cash withdrawal is made, a Participant's Account is surrendered, or the Contract is terminated by the Owner, then, depending on the type of Contract, a withdrawal charge (which may also be referred to as a contingent deferred sales charge) may be assessed by AUL if the Participant's Account has not been in existence for a certain period of time. For the first two Contract Years that a Participant's Account exists, the amount withdrawn during a Contract Year that will not be subject to a withdrawal charge is 10% of (1) the total of all contributions made during the year that the withdrawal is being made, plus (2) the Participant's Account Value at the beginning of the Contract Year. After the first two Contract Years, and until the withdrawal charge has decreased to 0%, the amount withdrawn during a Contract Year that will not be subject to an otherwise applicable withdrawal charge is 10% of the Participant's Account Value at the beginning of the Contract Year in which the withdrawal is being made.

The chart below illustrates the amount of the withdrawal charge that applies to the different types of Contracts based on the number of years that the Account has been in existence.


               Charge on Withdrawal Exceeding 10% Allowable Amount
               ---------------------------------------------------
                                                                       11 or
Account Year 1     2     3     4     5     6     7     8     9     10   more
--------------     -     -     -     -     -     -     -     -     --   ----

Recurring
 Contribution
 Contracts   8%    8%    8%    8%    8%    4%    4%    4%    4%    4%    0%

Single
 Contribution
 Contracts   6%    5%    4%    3%    2%    1%    0%    0%    0%    0%    0%

     Withdrawal charges are not imposed for many benefits provided under "benefit responsive" Contracts. A "benefit responsive" Contract can be distinguished from a Contract that is not "benefit responsive" by the contractual condition that under a "benefit responsive" Contract, withdrawal charges are not imposed for payment of retirement, death, disability, termination of employment, hardship, loan, age 70 1/2 required minimum distribution benefits, or benefits upon attainment of age 59 1/2 (provided that the age 59 1/2 benefit is a taxable distribution paid to the Participant and not to any other person or entity, including any alternative or substitute funding medium). Under certain circumstances, withdrawal charges are not imposed under "modified benefit responsive" Contracts. A "modified benefit responsive" Contract can be distinguished from a Contract that is not "modified benefit responsive" by the contractual condition that under a "modified benefit responsive" Contract, withdrawal charges are not imposed for cash lump-sum payments of death benefits, or, provided the Participant has (1) attained age 55 and has 10 years of service with the employer identified in the Plan, or (2) attained age 62 for Plan benefits due to retirement, disability, termination of employment, hardships, loans, or required minimum distribution benefits pursuant to Internal Revenue Code Section 401(a)(9) and Regulations issued thereunder, or for benefits upon attainment of age 59 1/2 (provided that such benefit upon attainment of age 59 1/2 is a taxable distribution paid to the Participant and not to any other person or entity, including any alternative or substitute funding medium).


     However, even in benefit responsive or modified benefit responsive contracts, withdrawal charges will be applied to any withdrawal to pay a Plan benefit prior to notification of Contract termination if the benefit is payable because of, or the underlying reason for payment of the benefit results in, the termination or partial termination of the Plan, as determined under applicable IRS guidelines.


     In no event will the amount of any withdrawal charge, when added to any withdrawal charges previously assessed against any amount withdrawn from a Participant's Account, exceed 9% of the contributions made by or on behalf of a Participant under a Contract. In addition, no withdrawal charge will be imposed upon payment of a death benefit under the Contract.

     The withdrawal charge will be used to recover certain expenses relating to sales of the Contracts, including commissions paid to sales personnel and other promotional costs. AUL reserves the right to increase the withdrawal charge for any Participant Accounts established on or after the effective date of the change, but the withdrawal charge will not exceed 9% of the contributions made by or on behalf of a Participant.

MORTALITY AND EXPENSE RISK CHARGE

     AUL deducts a daily charge from the assets of each Investment Account for mortality and expense risks assumed by AUL. The charge is equal to an annual rate of 1.25% of the average daily net assets of each Investment Account. This amount is intended to compensate AUL for certain mortality and expense risks AUL assumes in offering and administering the Contracts and in operating the Variable Account. The 1.25% charge was originally based on estimates of .40% for expense risk and .85% for mortality risk.

     The expense risk is the risk that AUL's actual expenses in issuing and administering the Contracts and operating the Variable Account will be more than the charges assessed for such expenses. The mortality risk borne by AUL is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. AUL may ultimately realize a profit from this charge to the extent it is not needed to address mortality and administrative expenses, but AUL may realize a loss to the extent the charge is not sufficient. AUL may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the withdrawal charge.


VARIABLE INVESTMENT PLUS OPTION

     Certain Contracts, such as Employer Sponsored 403(b) Contracts, 457 Contracts, and Combination Contracts used in connection with an Employee Benefit Plan and Employer Sponsored 403(b) contributions may, at the option of the Contract Holder, receive a portion of the Mortality and Expense Risk Charge in the form of Accumulation Units credited to Participant Accounts. If this Option is elected by the Contract holder, and if the total amount of assets invested in variable investment options meets certain underwriting minimums, then the Plus Factor used to credit units on an annual basis will be as follows:

                  Month End Aggregate                            Annual                       Monthly
                  Participant Variable                           Plus                         Equivalent of
                  Investment Assets                              Factor                       Plus Factor
                  ---------------------                          -------                      -------------
                  Up to $500,000                                 0.00%                         0.00000%
                  $500,001-$1,000,000                            0.25%                         0.02081%
                  $1,000,001-$3,000,000                          0.35%                         0.02912%
                  $3,000,001-$5,000,000                          0.40%                         0.03327%
                  $5,000,001-$6,000,000                          0.50%                         0.04157%
                  Over $6,000,000                                0.75%                         0.06229%


     Under this Option, the appropriate Plus Factor for aggregate Participant Variable Investment Assets of less than $500,000 is

0%. Therefore, if the aggregate Participant Variable Investment Assets were $1,000,000 at the end of a particular month, an annual Plus Factor of 0% would be applied to the first $500,000 received. For that particular month, a monthly Plus Factor of .02081% would be applied to the next $500,000 and the ratio of $104.05/$1,000,000 or 0.0001041 would be multiplied by each Participant's month-end Variable Account Value for each Variable Investment Option and the resulting amount for each Variable Investment Option would be applied by AUL to purchase Accumulation Units in each Variable Investment Option for that Participant under the Contract. Units will be credited to Participant Accounts on a monthly basis and purchased at the Accumulation Unit Value next computed following the calculation of the appropriate Factor. Accumulation Units purchased will be reported to Participants as Earnings.


     To qualify for this Option, contracts must have a minimum of $220,000 in contributions during the first contract year. Up to 10% of any assets transferred into a Contract may qualify to meet the required first year contribution minimum and ongoing contributions after the first contract year must be at least $50,000 per year.


     Under different Contracts for Employer Sponsored 403(b) and 457 Programs, the VIP Option may require different minimum contributions during the first contract year and for subsequent years. As an example, some Contracts will only require a minimum of $40,000 in contributions during the first contract year and $30,000 in ongoing subsequent contributions. Up to 10% of any assets transferred into a Contract of this type may qualify to meet the required first year contribution minimum and ongoing contributions after the first contract year must be at least $30,000. For larger Contractholders, a different option requires a minimum of $1,000,000 in first year contributions and $75,000 contributions in subsequent years. In this instance, 100% of any assets transferred into a Contract may qualify to meet the required first year contribution minimum and $25,000 in subsequent contributions will be required annually thereafter. Various Contractholder fees may be required under these Contracts including Installation Fees, Annual Administrative Fees, Form 5500 Reporting Assistance Fees, and a fee for not using electronic means for Participant contributions. The amount of the VIP Factor for different options will vary, based on the amount of the contributions (both first year and for subsequent years) and the scale of the Withdrawal Charge under the Contract. Generally, if a Contract has a lower Withdrawal Charge scale, the amount of the VIP Factor will be lower than for Contracts with a higher Withdrawal Charge scale.

     AUL reserves the right at any time to change the aggregate investment amounts, the Plus Factor and the underwriting minimums.

ADMINISTRATIVE CHARGE


     Under some recurring contribution contracts, AUL deducts an administrative charge from each Participant's Account equal to the lesser of 0.5% of the Participant's Account Value or $7.50 per quarter. The charge is assessed every quarter on a Participant Account if the account exists on the quarterly Contract Anniversary, and is assessed only during the Accumulation Period. When a Participant annuitizes or surrenders on any day other than a quarterly Contract Anniversary, a pro rata portion of the charge for that portion of the quarter will not be assessed. The charge is deducted proportionately from the Participant's Account Value allocated among the Investment Accounts and the Fixed Account. Benefit Responsive Contracts that are converted to no-load
Section 408 IRA Contracts will be assessed an Administrative Charge of $3 each quarter if the value of Participant's Account is less than $10,000 on that date. Except for this type of Contract, there are no Administrative Charges applied to Single Contribution Contracts and on some types of recurring contribution contracts. The purpose of this charge is to reimburse AUL for the expenses associated with administration of the Contracts and operation of the Variable Account.


     The Administrative charge may, at the Employer's option, be billed directly to and paid directly by, the Employer in lieu of being deducted from a Participant's Account under Employer Sponsored 403(b) Contracts or under combined Contracts containing an Employee Benefit Plan and Employer Sponsored 403(b) contributions, or the charge may be paid on any other basis mutually agreed upon by the Employer and AUL. AUL does not expect to profit from this charge.


OTHER CHARGES


     AUL may charge the Investment Accounts of the Variable Account for the federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts. No such charge is currently assessed. An Investment Liquidation Charge or a Market Value Adjustment charge, which applies only to Participants' Fixed Account Values under a Contract, may be imposed upon termination by an Owner of a Contract acquired in connection with an Employee Benefit Plan or 457 Program. See "Termination by the Owner."


VARIATIONS IN CHARGES


     AUL may reduce or waive the amount of the withdrawal charge, the administrative charge, or the mortality and expense risk charge for a Contract where the expenses associated with the sale of the Contract or the administrative costs associated with the Contract are reduced. A reduction in the mortality and expense risk charge will generally be made by offsetting the charge by applying the Variable Investment Plus Option. As an example, these charges may be reduced in connection with acquisition of the Contract in exchange for another annuity contract or in exchange for another annuity contract issued by AUL. AUL may also reduce or waive these charges on Contracts sold to the directors or employees of AUL or any of its affiliates or to directors or any employees of any of the Funds.


GUARANTEE OF CERTAIN CHARGES

     AUL guarantees that the mortality and expense risk charge shall not increase. AUL also guarantees that through the year 2000, the administrative charge may not increase to more than $15.00 per quarter. After the year 2000, AUL may increase the fee but only to the extent necessary to recover the expenses associated with administration of the Contracts and operation of the Variable Account.

EXPENSES OF THE FUNDS

     Each Investment Account of the Variable Account purchases shares at the net asset value of the corresponding Portfolio of one of the Funds. The net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are more fully described in the Funds' Prospectuses.

                                 ANNUITY PERIOD

GENERAL

     On the Annuity Commencement Date, the adjusted value of the Participant's Account may be applied to provide an annuity under one of the options described below. The adjusted value will be equal to the value of the Participant's Account as of the Annuity Commencement Date, reduced by any applicable premium or similar taxes and any outstanding loan balances and unpaid expense charges on those loans.


     Generally, the Contracts provide for five annuity options, any one of which may be elected if permitted by the particular Plan or applicable law. A lump-sum distribution may also be elected under most Plans. Other Annuity Options may be available upon request at the discretion of AUL. All Annuity Options are fixed and the annuity payments remain constant throughout the Annuity Period. Annuity payments are based upon annuity rates that vary with the Annuity Option selected and the age of the Annuitant (except that in the case of Option 5, the Fixed Period Option, age is not a consideration). The annuity rates are based upon an assumed interest rate of 2%, compounded annually. If no Annuity Option has been selected for a Participant, annuity payments will be made to the Annuitant under an automatic option. For 403(b) (other than Employer Sponsored 403(b) Programs) and 457 Programs, the automatic option shall be an annuity payable during the lifetime of the Annuitant with payments certain for 120 months. For an Employee Benefit Plan or Employer
Sponsored 403(b) Program, the automatic option shall be an annuity payable during the lifetime of the Annuitant with payments certain for 120 months or, for a married Annuitant, a Survivorship Annuity as described in Option 3 below. For 408 Programs, the automatic option for unmarried Participants shall be a 10 Year Certain and Life Annuity; for married Participants, the automatic option shall be a 50% Survivorship Annuity. For "benefit responsive" Employer Sponsored 403(b) Contracts, and for an Employee Benefit Plan combined with an Employer Sponsored 403(b) Contract, there is no automatic annuity option.

     Once annuity payments have commenced, a Participant cannot surrender his or her annuity and receive a lump-sum settlement in lieu thereof and cannot change the Annuity Option. If, under any option, monthly payments are less than $25 each, AUL has the right to make either a lump-sum settlement or to make larger payments at quarterly, semi-annual, or annual intervals. AUL also reserves the right to change the minimum payment amount. AUL will not allow annuitization of a Participant's Account if the total Account Value is less than the amount specified in the Contract. Should this occur, a Participant will receive the Account Value in a lump-sum settlement.


     Annuity payments will begin on the Annuity Commencement Date. No withdrawal charge will be applied on this Date.


     A Participant or, depending on the Contract, an Owner on behalf of a Participant, may designate an Annuity Commencement Date, Annuity Option, contingent Annuitant, and Beneficiary on an Annuity Election Form that must be received by AUL at its Home Office at least 30 days prior to the Annuity Commencement Date. AUL may also require additional information before annuity payments commence. During the lifetime of the Participant and up to 30 days prior to the Annuity Commencement Date, the Annuity Option, the Annuity Commencement Date, or the designation of a contingent Annuitant or Beneficiary, if any, under an Annuity Option may be changed. To help ensure timely receipt of the first annuity payment, a transfer of a Participant's Variable Account Value should be made to the General Account at least two weeks prior to the Annuity Commencement Date.


ANNUITY OPTIONS

OPTION 1 - LIFE ANNUITY

     An annuity payable monthly during the lifetime of the Annuitant that ends with the last monthly payment before the death of the Annuitant.

OPTION 2 - CERTAIN AND LIFE ANNUITY

     An annuity payable monthly during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen, or twenty years, as elected, annuity payments will be continued during the remainder of such period to the Beneficiary.

OPTION 3 - SURVIVORSHIP ANNUITY

     An annuity payable monthly during the lifetime of the Annuitant, and, after the death of the Annuitant, an amount equal to 50%, 66 2/3%, or 100% (as specified in the election) of such annuity will be paid to the contingent Annuitant named in the election if and so long as such contingent Annuitant lives.

     An election of this option is automatically cancelled if either the Participant or the contingent Annuitant dies before the Annuity Commencement Date.

OPTION 4 - INSTALLMENT REFUND LIFE ANNUITY

     An annuity payable monthly during the lifetime of the Annuitant that ends with the last payment due prior to the death of the Annuitant, except, that at the death of the Annuitant, the Beneficiary will receive additional annuity payments until the amount paid to purchase the annuity has been distributed.

OPTION 5 - FIXED PERIODS

     An annuity payable monthly for a fixed period (not less than 5 years or more than 30 years) as elected, with the guarantee that if, at the death of the Annuitant, payments have been made for less than the selected fixed period, annuity payments will be continued during the remainder of said period to the Beneficiary.

SELECTION OF AN OPTION

     Participants should carefully review the Annuity Options with their financial or tax advisers, and reference should be made to the terms of a particular Plan for pertinent limitations respecting annuity payments and other matters. For instance, under requirements for retirement plans that qualify for treatment under Sections 401, 403(b), 408, or 457 of the Internal Revenue Code, annuity payments generally must begin no later than April 1 of the calendar year following the calendar year in which the Participant reaches age 70 1/2, provided the Participant is no longer employed. For Options 2 and 5, the period elected for receipt of annuity payments under the terms of the Annuity Option generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2 and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. Under Option 3, if the contingent Annuitant is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified above may not be available.

                                THE FIXED ACCOUNT

     Contributions or transfers to the Fixed Account become part of AUL's General Account. The General Account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of other jurisdictions in which the Contracts are distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. AUL has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Variable Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see the Contract itself or a Participant's Certificate.

INTEREST


     A Participant's Fixed Account Value earns interest at fixed rates that are paid by AUL. The Account Value in the Fixed Account earns interest at one or more interest rates determined by AUL at its discretion and declared in advance ("Current Rate"), which are guaranteed to be at least an annual effective rate of either 3% or 4% per year ("Guaranteed Rate") depending on the Contract. AUL will determine a Current Rate from time to time, and any Current Rate that exceeds the Guaranteed Rate will be in effect for a period of at least one year. If AUL determines a Current Rate in excess of the Guaranteed Rate, contributions or transfers to a Participant's Account during the time the Current Rate is in effect are guaranteed to earn interest at that particular Current Rate for at least one year. AUL may declare a different Current Rate for a particular contract based on costs of acquisition to AUL or the level of service provided by AUL. Transfers from other AUL annuity contracts may be transferred at a rate of interest different than the Current Rate.

     Except for transfers from other AUL annuity contracts, amounts contributed or transferred to the Fixed Account earn interest at the Current Rate then in effect. Amounts transferred from other AUL annuity contracts may not earn the Current Rate, but may, at AUL's discretion, continue to earn the rate of interest which was paid under the former Contract. If AUL changes the Current Rate, such amounts contributed or transferred on or after the effective date of the change earn interest at the new Current Rate; however, amounts contributed or transferred prior to the effective date of the change may earn interest at the prior Current Rate or other Current Rate determined by AUL. Therefore, at any given time, various portions of a Participant's Fixed Account Value may be earning interest at different Current Rates for different periods of time, depending upon when such portions were originally contributed or transferred to the Fixed Account. AUL bears the investment risk for Participant's Fixed Account Values and for paying interest at the Current Rate on amounts allocated to the Fixed Account.

     For certain Contracts, AUL reserves the right at any time to change the Guaranteed Rate of interest for any Participant Accounts established on or after the effective date of the change, although once a Participant Account is established, the Guaranteed Rate may not be changed for the duration of that Account.


WITHDRAWALS AND TRANSFERS

     A Participant (or a Contract Owner on behalf of a Participant) may make a full surrender or a partial withdrawal from his or her Fixed Account Value subject to the provisions of the Contract. A full surrender of a Participant's Fixed Account Value will result in a withdrawal payment equal to the value of the Participant's Fixed Account Value as of the day the surrender is effected, minus any applicable withdrawal charge and minus the Participant's outstanding loan balance(s), if any, and any expense charges due thereon. A partial withdrawal may be requested for a specified percentage or dollar amount of the Participant's Fixed Account Value, except, where a Participant has outstanding loans under a Contract, a partial withdrawal will be permitted only to the extent that the Participant's remaining Withdrawal Value in the Fixed Account equals twice the total of the outstanding loans under the Participant's account. The minimum amount that may be withdrawn from a Participant's share of the Fixed Account is the lesser of $500 or the Participant's entire Fixed Account Value as of the date the withdrawal request is received by AUL at its Home Office. If a partial withdrawal is requested that would leave the Participant's Fixed Account Value less than $500, then such partial withdrawal request will be treated as a request for a full withdrawal from the Fixed Account. If a Participant has more than one Account, then the Account from which the partial withdrawal is to be taken must be specified and any withdrawal restrictions shall be effective at an Account level. For a further discussion of surrenders and partial withdrawals as generally applicable to a Participant's Variable Account Value and Fixed Account Value, see "Cash Withdrawals."


     A Participant's Fixed Account Value may be transferred from the Fixed Account to the Variable Account subject to certain limitations. Where a Participant has outstanding loans under a Contract, a transfer will be permitted only to the extent that the Participant's remaining Withdrawal Value in the Fixed Account equals twice the total of the outstanding loans under the Participant's Account. The minimum transfer from any

Investment Account or from the Fixed Account is the lesser of $500 or a Participant's entire Account Value in that Investment Account or in the Fixed Account as of the date the transfer request is received by AUL at its Home Office, provided, however, that amounts transferred from the Fixed Account to an Investment Account during any given Contract Year cannot exceed 20% of the Participant's Fixed Account Value as of the beginning of that Contract Year. However, if a Participant's Fixed Account Value at the beginning of the Contract Year is less than $2,500, the amount that will be transferred for that Contract Year from the Fixed Account is the lesser of $500 or the entire Fixed Account Value as of the date the transfer request is received by AUL at its Home Office. If, after any transfer, the Participant's remaining Account Value in an Investment Account or in the Fixed Account would be less than $500, then such request will be treated as a request for a transfer of the entire Account Value. Transfers and withdrawals of a Participant's Fixed Account Values will be effected on a first-in, first-out basis. If a Participant has more than one Account, then the Account from which the transfer is to be taken must be specified and any transfer restrictions shall be effective at an Account level. The 20% restriction on transfers during any given Contract Year from the Fixed Account to an Investment Account shall not apply to Employer Sponsored 403(b) Programs, Employee Benefit Plans, Employee Benefit Plans in a combined Contract for an Employee Benefit Plan and Employer Sponsored 403(b) Plan, or 408 SEP or Simple IRA Contracts if: (1) the Owner (or Plan Sponsor) selects the Fixed Interest Account as an Investment Option to Participants under the Contract; (2) the Owner (or Plan Sponsor) does not select the AUL American Money Market Investment Account as an available Investment Option to Participants under the Contract, and (3) following a transfer from the Fixed Account to the Variable Account by a Participant, a transfer to the Fixed Account shall be allowed only after 90 days have elapsed since the previous transfer from the Fixed Account. Except as noted previously, generally, there are no limitations on the number of transfers between Investment Accounts available under a Contract or the Fixed Account. In addition, no charges are currently imposed upon transfers. AUL reserves the right, however, at a future date, to change the limitation on the minimum transfer, to assess transfer charges, to change the limit on remaining balances, to limit the number and frequency of transfers, and to suspend the transfer privilege or the telephone transfer authorization. Any transfer from an Investment Account of the Variable Account shall be effective as of the end of the Valuation Date in which AUL receives the request in proper form. For a discussion of transfers as generally applicable to a Participant's Variable Account Value and Fixed Account Value, see "Transfers of Account Value."


TRANSFER OF INTEREST OPTION

     Participants may elect to use interest earned in their Fixed Account to purchase Accumulation Units in one or more Variable Accounts. Upon receipt at AUL's Home Office of properly executed written instructions to do so, AUL will, on the last business day of each month and monthly thereafter, use the interest earned in the Fixed Account during that month to purchase Accumulation Units at the corresponding Accumulation Unit Value on each date that a purchase is made. To elect this Option, the Participant must have previously provided AUL with instructions specifying the Variable Investment Account or Accounts to be purchased and a percentage allocation among Investment Accounts if more than one Investment Account has been elected. If no such instructions are received by AUL, then the Participant's prior investment allocation instructions will be used by AUL to allocate purchases under this Option.

     To participate in this Option, a Participant's Fixed Account Value must be greater than $10,000. Amounts transferred out of the Fixed Account under this Option will be considered a part of the 20% maximum amount that can be transferred from the Fixed Account to a Variable Account during any given Contract Year.

CONTRACT CHARGES

     The withdrawal charge will be the same for amounts surrendered or withdrawn from a Participant's Fixed Account Value as for amounts surrendered or withdrawn from a Participant's Variable Account Value. In addition, the administrative charge will be the same whether or not a Participant's Account Value is allocated to the Variable Account or the Fixed Account. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that AUL pays for income taxes allocable to the Variable Account will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Funds will not be paid directly or indirectly by Participants to the extent the Account Value is allocated to the Fixed Account; however, such Participants will not participate in the investment experience of the Variable Account. See "Charges and Deductions."


     An Investment Liquidation Charge or Market Value Adjustment, depending on the Contract, may be imposed upon termination by an Owner of a Contract acquired in connection with an Employee Benefit Plan or 457 Program. See "Termination by the Owner."


PAYMENTS FROM THE FIXED ACCOUNT

     Surrenders, withdrawals, and transfers from the Fixed Account and payment of a death benefit based upon a Participant's Fixed Account Value may be delayed for up to six months after a written request in proper form is received by AUL at its Home Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the Participant's Fixed Account Value. For information on payment upon termination by the Owner of a Contract acquired in connection with an Employee Benefit Plan, an Employer Sponsored 403(b) Program, or a 457 Program, see "Termination by the Owner."

LOANS FROM THE FIXED ACCOUNT

     A Participant under a 403(b) Program, other than an Employer Sponsored 403(b) Program, who has a Participant Account Value in the Fixed Account may borrow money from AUL using his or her Fixed Account Value as the only security for the loan by submitting a proper written request to AUL's Home Office. A loan may be taken any time prior to the Annuity Commencement Date. The minimum loan that can be taken at any time is $2000, unless a lower minimum loan amount is specified by state law or Department of Labor regulations. The maximum amount that can be borrowed at any time is an amount which, when combined with the largest loan balance during the prior 12 months, does not exceed the lesser of
(1) 50% of the Participant's Withdrawal Value in the Fixed Account, or (2) $50,000. The Participant's Withdrawal Value in the Fixed Account, which must be at least twice the amount of the outstanding loan balance, shall serve as security for the loan, and shall continue to earn interest as described under "Interest." Payment by AUL of the loan amount may be delayed for up to six months. If a Participant has more than one Participant Account invested in the Fixed Account, then the account in which funds are to be held as security for the loan must be specified, and any loan restrictions shall be effective at an Account level.

     Interest will be charged for the loan, and will accrue on the loan balance from the effective date of any loan. The interest rate will be declared by AUL at the beginning of each calendar quarter, or, with respect to Contracts or Participants in some states, annually. The interest charged will be determined under a procedure specified in the loan provision of the Contract; the interest rate generally follows the Moody's Corporate Bond Yield Average-Monthly Average Corporates as published by Moody's Investors Service. However, no change from a previously established rate will be made in an amount less than .50% in any periodic adjustment. The Contract should be consulted for more information. The loan balance shall also be subject to a loan expense charge equal to 2% of each loan repayment unless such a charge is prohibited by state law.

     Loans to Participants must be repaid within a term of five years, unless the Participant certifies to AUL that the loan is to be used to acquire a principal residence for the Participant, in which case the term may be longer. Loan repayments must be made at least quarterly. Upon receipt of a repayment, AUL will deduct the 2% expense charge from the repayment and will apply the balance first to any accrued interest and then to the outstanding loan principal.

     If a loan either remains unpaid at the end of its term, or if at any time during the Accumulation Period, 102% of the total of all the Participant's loan balances equals the Participant's Withdrawal Value allocated to the Fixed Account, then AUL will deduct these loan balances, as well as an expense charge equal to 2% of the outstanding loan balances, from the Participant's Fixed Account Value to the extent permitted by law. If a Participant has outstanding loans, then withdrawals or transfers to the Variable Account will be permitted only to the extent that the remaining Participant's Withdrawal Value in the Fixed Account equals or exceeds twice the total of any outstanding loans under the Contract. All loan balances plus the 2% expense charge must be paid or satisfied in full before any amount based upon a Participant's Fixed Account Value is paid upon surrender, as a death benefit, upon annuitization, or other permitted distribution.

     The restrictions or limitations stated above may be modified, or new restrictions and limitations added, to the extent necessary to comply with
Section 72(p) of the Internal Revenue Code or its regulations, under which a loan will not be treated as a distribution under a 403(b) Program, or other applicable law as determined by AUL. It should be noted that the Internal Revenue Service has issued regulations which cause the outstanding balance of a loan to be treated as a taxable distribution if the loan is not repaid in a timely manner.


                            MORE ABOUT THE CONTRACTS

DESIGNATION AND CHANGE OF BENEFICIARY

     The Beneficiary designation contained in an enrollment form application to open a Participant's Account will remain in effect until changed. Payment of benefits to any Beneficiary are subject to the specified Beneficiary surviving the Participant. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Participant prior to the Annuity Commencement Date, the Participant's estate is the Beneficiary. Unless otherwise provided, if no designated Beneficiary under an Annuity Option is living after the Annuity Commencement Date, upon the death of the Annuitant, the Annuitant's estate is the Beneficiary.

     Subject to the rights of an irrevocably designated Beneficiary, the designation of a Beneficiary may be changed or revoked at any time while the Participant is living by filing with AUL a written beneficiary designation or revocation in such form as AUL may require. The change or revocation will not be binding upon AUL until it is received by AUL at its Home Office. When it is so received, the change or revocation will be effective as of the date on which the beneficiary designation or revocation was signed, but the change or revocation will be without prejudice to AUL if any payment has been made or any action has been taken by AUL prior to receiving the change or revocation.

     Reference should be made to the terms of the particular Plan and any applicable law for any restrictions on the beneficiary designation. For instance, under an Employee Benefit Plan or Employer Sponsored 403(b) Program, the Beneficiary (or contingent Annuitant) must be the Participant's spouse if the Participant is married, unless the spouse properly consents to the designation of a Beneficiary (or contingent Annuitant) other than the spouse.

ASSIGNABILITY

     No benefit or privilege under a Contract may be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person or entity other than AUL.

PROOF OF AGE AND SURVIVAL

     AUL may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS

     If the age of an Annuitant or contingent Annuitant has been misstated, the correct amount paid or payable by AUL shall be such as the Participant's Account Value would have provided for the correct age.

ACCEPTANCE OF NEW PARTICIPANTS OR CONTRIBUTIONS

     AUL reserves the right to refuse to accept new Participants or new Contributions to a Contract at any time.

                              FEDERAL TAX MATTERS

INTRODUCTION

     The Contracts described in this Prospectus are designed for use by Employer, association, and other group retirement plans under the provisions of Sections 401, 403, 408, and 457 of the Internal Revenue Code ("Code"). The
ultimate effect of Federal income taxes on values under a Contract, the Participant's Account, on annuity payments, and on the economic benefits to the Owner, the Participant, the Annuitant, and the Beneficiary or other payee may depend upon the type of Plan for which the Contract is purchased and a number of different factors. The discussion contained herein and in the Statement of Additional Information is general in nature. It is based upon AUL's understanding of the present Federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS. Moreover, no attempt is made to consider any applicable state or other laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the Plan or individual involved, any person contemplating the purchase of a Contract, or becoming a Participant under a Contract, or receiving annuity payments under a Contract should consult a qualified tax adviser.

AUL DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR PARTICIPANT'S ACCOUNT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX STATUS OF THE COMPANY AND THE VARIABLE ACCOUNT

     AUL is taxed as a life insurance company under Part I, Subchapter L of the Code. Because the Variable Account is not taxed as a separate entity and its operations form a part of AUL, AUL will be responsible for any Federal income taxes that become payable with respect to the income of the Variable Account. However, each Investment Account will bear its allocable share of such liabilities. Under current law, no item of dividend income, interest income, or realized capital gain attributable, at a minimum, to appreciation of the Investment Accounts will be taxed to AUL to the extent it is applied to increase reserves under the Contracts.

     Each of the Funds in which the Variable Account invests has advised AUL that it intends to qualify as a "regulated investment company" under the Code. AUL does not guarantee that any Fund will so qualify. If the requirements of the Code are met, a Fund will not be taxed on amounts distributed on a timely basis to the Variable Account. Were such a Fund not to so qualify, the tax status of the Contracts as annuities might be lost, which could result in immediate taxation of amounts earned under the Contracts (except those held in Employee Benefit Plans and 408 Programs).

     Under regulations promulgated under Code Section 817(h), each Investment Account must meet certain diversification standards. Generally, compliance with these standards is determined by taking into account an Investment Account's share of assets of the appropriate underlying Fund. To meet this test, on the last day of each calendar quarter, no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For the purposes of Section 817(h), securities of a single issuer generally are treated as one investment, but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers.

TAX TREATMENT OF RETIREMENT PROGRAMS

     The Contracts described in this Prospectus are offered for use with several types of retirement programs as described in "The Contracts." The tax rules applicable to Participants in such retirement programs vary according to the type of retirement plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of the Contracts with the various types of retirement programs. Participants under such programs, as well as Owners, Annuitants, Beneficiaries and other payees are cautioned that the rights of any person to any benefits under these programs may be subject to the terms and conditions of the Plans themselves, regardless of the terms and conditions of the Contracts issued in connection therewith.

     Generally, no taxes are imposed on the increases in the value of a Contract by reason of investment experience or Employer contributions until a distribution occurs, either as a lump-sum payment or annuity payments under an elected Annuity Option or in the form of cash withdrawals, surrenders, or other distributions prior to the Annuity Commencement Date.

     The amounts that may be contributed to the Plans are subject to limitations that may vary depending on the type of Plan. In addition, early distributions from most Plans may be subject to penalty taxes, or in the case of distributions of amounts contributed under salary reduction agreements, could cause the Plan to be disqualified. Furthermore, distributions from most Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Annuitant to penalty taxes. As a result, the minimum distribution rules could limit the availability of certain Annuity Options to Participants and their Beneficiaries.

     Below are brief descriptions of various types of retirement programs and the use of the Contracts in connection therewith.

EMPLOYEE BENEFIT PLANS

     Code Section 401 permits business employers and certain associations to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of Contracts to provide benefits thereunder.

     If a Participant under an Employee Benefit Plan receives a lump-sum distribution, the portion of the distribution equal to any contribution that was taxable to the Participant in the year when paid is received tax free. The balance of the distribution will be treated as ordinary income. Special five-year forward averaging provisions under Code Section 402 may be utilized on any amount subject to ordinary income tax treatment, provided that the Participant has reached age 59 1/2, has not previously elected forward averaging for a distribution from any Employee Benefit Plan after reaching age 59 1/2, and has not rolled over a partial distribution from a similar plan into an individual retirement account or annuity. Special ten-year averaging and a capital-gains election may be available to a Participant who reached age 50 before 1986.

     Under an Employee Benefit Plan under Section 401 of the Code, when annuity payments commence (as opposed to a lump-sum distribution), under Section 72 of the Code, the portion of each payment attributable to contributions that were taxable to the Participant in the year made, if any, is excluded from gross income as a return of the Participant's investment. The portion so excluded is determined at the time the payments commence by dividing the Participant's investment in the Contract by the expected return. The periodic payments in excess of this amount are taxable as ordinary income. Once the Participant's investment has been recovered, the full annuity payment will be taxable. If the annuity should stop before the investment has been received, the unrecovered portion is deductible on the Annuitant's final return. If the Participant made no contributions that were taxable to the Participant in the year made, there would be no portion excludable.

403(b) PROGRAMS

     Code Section 403(b) permits public school systems and certain types of charitable, educational, and scientific organizations specified in Code Section 501(c)(3) to purchase annuity contracts on behalf of their employees, and, subject to certain limitations, allows employees of those organizations to exclude the amount of contributions from gross income for Federal income tax purposes.

     If a Participant under a 403(b) Program makes a surrender or partial withdrawal from the Participant's Account, the Participant will realize income taxable at ordinary tax rates on the full amount received. See "Constraints on Withdrawal - 403(b) Programs." Since, under a 403(b) Program, contributions generally are excludable from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence.

408 PROGRAMS

     Code Sections 219 and 408 permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, SIMPLE IRA plans and Employer/Association Established Individual Retirement Account Trusts, known as an Individual Retirement Account ("IRA"). These IRA accounts are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax-deferred basis in an IRA. Sale of the Contracts for use with IRA's may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances.

     If a Participant under a 408 Program makes a surrender or partial withdrawal from the Participant's Account, the Participant generally will realize income taxable at ordinary tax rates on the full amount received. Since, under a 408 Program, contributions generally are deductible from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence.

457 PROGRAMS

     Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments as well as tax-exempt organizations described in Section 501(c)(3) of the Code to defer a portion of their compensation without paying current taxes. The employees must be Participants in an eligible deferred compensation plan.

     If the Employer sponsoring a 457 Program requests and receives a withdrawal for an eligible employee in connection with a 457 Program, then the amount received by the employee will be taxed as ordinary income. Since, under a 457 Program, contributions are excludable from the taxable income of the employee, the full amount received will be taxable as ordinary income when annuity payments commence or other distribution is made.


     If a Contract is used in connection with an unqualified, unfunded deferred compensation benefits to a select group of employees, contributions to the Plan are includible in the employee's gross income when these amounts are paid or otherwise made available to the employee.


TAX PENALTY

     Any distribution made to a Participant from an Employee Benefit Plan or a 408 Program other than on account of one or more of the following events will be subject to a 10% penalty tax on the amount distributed:

   (a) the Participant has attained age 59 1/2;
   (b) the Participant has died; or
   (c) the Participant is disabled.

     In addition, a distribution from an Employee Benefit Plan will not be subject to a 10% penalty tax on the amount distributed if the Participant is 55 and has separated from service. Distributions received at least annually as part of a series of substantially equal periodic payments made for the life of the Participant will not be subject to a penalty tax. Certain amounts paid for medical care also may not be subject to a penalty tax.

     Any permitted distribution from a Participant Account under a 403(b) Program will be subject to a 10% excise tax unless the Participant satisfies one of the exemptions listed above for Employee Benefit Plans. See "Constraints on Withdrawals - 403(b) Programs."

WITHHOLDING

     Distributions from an Employee Benefit Plan under Code Section 401(a) or a 403(b) Program to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump-sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory federal income tax withholding of 20% of the taxable amount of the distribution, unless the distributee directs the transfer of such amounts to another Employee Benefit Plan or 403(b) Program or to an Individual Retirement Account under Code Section 408. The taxable amount is the amount of the distribution, less the amount allocable to after-tax contributions.

     All other types of distributions from Employee Benefit Plans and 403(b) Programs, and all distributions from Individual Retirement Accounts, are subject to federal income tax withholding on the taxable amount unless the distributee elects not to have the withholding apply. The amount withheld is based on the type of distribution. Federal tax will be withheld from annuity payments (other than those subject to mandatory 20% withholding) pursuant to the recipient's withholding certificate. If no withholding certificate is filed with AUL, tax will be withheld on the basis that the payee is married with three withholding exemptions. Tax on all surrenders and lump-sum distributions from Individual Retirement Accounts will be withheld at a flat 10% rate.

     Withholding on annuity payments and other distributions from the Contract will be made in accordance with regulations of the Internal Revenue Service.

EFFECT OF TAX DEFERRED ACCUMULATION

     In general, participants in retirement plans that own annuity contracts are not taxed on increases in the value of their accounts until some form of distribution is made to the Participant. Due to this tax deferral during the accumulation period, participation in a retirement plan funded by an annuity contract generally results in more rapid growth than a comparable investment under which contributions and increases in value are taxed on a current basis. The chart illustrates this benefit by comparing a retirement plan that invests in a variable annuity contract to accumulation from an investment whose contributions and gains are taxed on a current basis. The chart illustrates accumulation of $250 of monthly before-tax contributions going into an annuity contract for a retirement plan and $172.50 of monthly after-tax contributions going into a conventional savings plan ($250 minus $77.50 of income taxes based on an assumed combined rate of 31% for state and federal income tax equals $172.50 of after-tax contributions). Each contribution is made at the end of each month. This chart also assumes a 6% before-tax earnings rate. Values for Tax Deferred Accumulation After Tax and Pre-Tax Accumulation Value do not reflect the deduction for mortality and expense risk charges under a variable annuity contract and the values shown for Tax Deferred Accumulation After Tax would be lower if these charges were included. Values shown for Tax Deferred Accumulation After Tax reflect appropriate withdrawal charges at the end of the periods shown.

     The hypothetical rate of return used in the chart is an assumption only, and no implication is intended that the return is guaranteed in any way or that it represents an average or expected rate of return over the period depicted. The portion of a Participant's Account Value that exceeds the variable annuity contract owner's or participant's investment in the Participant's Account is taxed at ordinary income tax rates upon distribution, and a 10% tax penalty may apply to withdrawals taken before the taxpayer reaches the age of 59 1/2.

     (Chart omitted; the following information is an explanation of the information contained in the chart.)

           $250 per month at gross annual rate of 6.00%, taxed at 31%
Period     After Tax Conventional Savings     Tax Deferred Accumulation After Tax     Pre-Tax Accumulation Value
------     ------------------------------     -----------------------------------     --------------------------

5 Years             $11,455                                 $11,555                                 $17,371

10 Years            $25,486                                 $28,027                                 $40,618

20 Years            $63,722                                 $78,218                                $113,360

30 Years           $121,087                                $168,103                                $243,628

40 Years           $207,152                                $329,074                                $476,919


     After state and federal income tax at 31% has been paid on the amount distributed, with a variable annuity, after 5 years there would be an additional $100 available; after 10 years there would be an additional $2,541 available; after 20 years, there would be an additional $14,496 available; after 30 years, there would be an additional $47,016 available; and after 40 years, there would be an additional $121,922 available. Tax rates may vary for different taxpayers from the 31% used in this chart, which would result in different values from those shown in the chart.


                                OTHER INFORMATION

VOTING OF SHARES OF THE FUNDS

     AUL is the legal owner of the shares of the Portfolios of the Funds held by the Investment Accounts of the Variable Account. In accordance with its view of present applicable law, AUL will exercise voting rights attributable to the shares of the Funds held in the Investment Accounts at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the 1940 Act.

     AUL will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account and consistent with any requirements imposed on AUL under contracts with any of the Funds, or under applicable law. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

     The person having the voting interest under a Contract is the Owner or the Participant, depending on the type of Plan. Generally, a Participant will have a voting interest under a Contract to the extent of the vested portion of his or her Account Value. AUL shall send to each Owner or Participant a Fund's proxy materials and forms of instruction by means of which instructions may be given to AUL on how to exercise voting rights attributable to the Funds' shares. In the case of a Contract acquired in connection with an Employee Benefit Plan or an Employer Sponsored 403(b) Program, AUL may furnish the Owner with sufficient Fund proxy materials and voting instruction forms for all Participants under a Contract with any voting interest.

     Unless otherwise required by applicable law or under a contract with any of the Funds, with respect to each of the Funds, the number of Fund shares of a particular Portfolio as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to a Contract or a Participant's Account on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by a Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC or under a contract with any of the Funds, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of the Fund. Voting instructions may be cast in person or by proxy.

     Voting rights attributable to the Contracts or Participant Accounts for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all Contracts and Participant Accounts participating in that Investment Account. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Fund offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for Contracts and Participant Accounts participating in the Investment Account.

     Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Owners or others to instruct the voting of shares of any of the Funds.

SUBSTITUTION OF INVESTMENTS

     AUL reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. If shares of any or all of the Portfolios of a Fund should no longer be available for investment, or if, in the judgment of AUL's management, further investment in shares of any or all Portfolios of a Fund should become inappropriate in view of the purposes of the Contracts, AUL may substitute shares of another Portfolio of a Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contracts. AUL may also purchase, through the Variable Account, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners or as permitted by Federal law.

     Where required under applicable law, AUL will not substitute any shares attributable to an Owner's interest in an Investment Account or the Variable Account without notice, Owner or Participant approval, or prior approval of the SEC or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators.

     AUL also reserves the right to establish additional Investment Accounts of the Variable Account that would invest in a new Portfolio of a Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. New Investment Accounts may be established in the sole discretion of AUL, and any new Investment Account will be made available to existing Owners on a basis to be determined by AUL. Not all Investment Accounts may be available under a particular Contract. AUL may also eliminate or combine one or more

Investment Accounts or cease permitting new allocations to an Investment Account if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     Subject to any required regulatory approvals, AUL reserves the right to transfer assets of any Investment Account of the Variable Account to another separate account or Investment Account.

     In the event of any such substitution or change, AUL may, by appropriate endorsement, make such changes in these and other Contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by AUL to be in the best interests of persons having voting rights under the Contracts, the Variable Account may be operated as a management investment company under the 1940 Act or any other form permitted by law, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of AUL or an affiliate thereof. Subject to compliance with applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

     AUL reserves the right, without the consent of Owners or Participants, to make any change to the provisions of the Contracts to comply with, or to give Owners or Participants the benefit of, any Federal or state statute, rule, or regulation, including, but not limited to, requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

     AUL reserves the right to make certain changes in the Contracts. AUL has the right at any time to change the Guaranteed Rate of interest credited to amounts allocated to the Fixed Account for any Participant Accounts established on or after the effective date of the change, although once a Participant's Account is established, the Guaranteed Rate may not be changed for the duration of the Account.

     After the fifth anniversary of a Contract, AUL has the right to change any annuity tables included in the Contract, but any such change shall apply only to Participant Accounts established on or after the effective date of such a change. AUL also has the right to change the withdrawal charge and, within the limits described under "Guarantee of Certain Charges," the administrative charge.

RESERVATION OF RIGHTS

     AUL reserves the right to refuse to accept new contributions under a Contract and to refuse to accept new Participants under a Contract.

PERIODIC REPORTS

     AUL will send quarterly statements showing the number, type, and value of Accumulation Units credited to the Contract or to the Participant's Account, as the case may be. AUL will also send statements reflecting transactions in a Participant's Account as required by applicable law. In addition, every person having voting rights will receive such reports or Prospectuses concerning the Variable Account and the Funds as may be required by the 1940 Act and the 1933 Act.

LEGAL PROCEEDINGS

     There are no legal proceedings pending to which the Variable Account is a party, or which would materially affect the Variable Account.

LEGAL MATTERS

     Legal matters in connection with the issue and sale of the Contracts described in this Prospectus and the organization of AUL, its authority to issue the Contracts under Indiana law, and the validity of the forms of the Contracts under Indiana law have been passed upon by the Associate General Counsel of AUL.

     Legal matters relating to the Federal securities and Federal income tax laws have been passed upon by Dechert Price & Rhoads, Washington, D.C.

                         YEAR 2000 READINESS DISCLOSURE


     In recent years, the Year 2000 problem has received extensive publicity. The problem arises because most computer systems and programs were written with dates expressed as a 2 digit code. Unless corrective steps are taken, on January 1, 2000, many systems may read the year "2000" as "1900" and date-related computations either would not be processed or would be processed incorrectly. This could have a material and adverse effect on financial institutions, such as banks and insurance companies with unit investment trusts such as the AUL American Unit Trust, as well as on the contractholders and participants under the Contracts sold by AUL. To prevent this, AUL began assessing the potential impact in early 1996 and adopted a detailed written work plan in June, 1997 to deal with Year 2000 issues in AUL's systems, as well as those of service providers who deal with AUL.

     Due  to  the   complexity   of   this   issue   and   the   ever-increasing
interrelationships of computer systems in the United States, it would be extremely difficult for any company to state that it has or will achieve complete Year 2000 compliance or to guarantee that its systems will not be affected in any way on January 1, 2000. However, AUL currently believes that all critical computer systems and software (those systems or software, which would cause great disruption to AUL if they were inoperable for any length of time or if they were to generate erroneous data) will, before January 1, 2000, be able to function after that date. AUL is addressing its Year 2000 issues by using both internal staff and external consultants to make necessary system changes, by replacing hardware, operating systems, and application software, and by remediating current application software. Although AUL has no reason to believe that these steps will not be sufficient to avoid any material adverse impact from Year 2000 issues, there can be no assurance that AUL's efforts will be sufficient to avoid any adverse impact. This project is currently expected to require more than 285,000 hours of labor at a cost of approximately $17,000,000, which will be expensed against current operating funds.

    As a part of its plan, AUL has also surveyed other primary service providers to be sure that steps have been taken to address the Year 2000 issues. Of course, there can be no assurances that the service providers will completely address all challenges posed by Year 2000 issues. AUL will continue to periodically monitor the status of such Year 2000 efforts.


                             PERFORMANCE INFORMATION

     Performance information for the Investment Accounts is shown under "Performance of the Investment Accounts." Performance information for the Investment Accounts may also appear in promotional reports and literature to current or prospective Owners or Participants in the manner described in this section. Performance information in promotional reports and literature may include the yield and effective yield of the Investment Account investing in the AUL American Money Market Portfolio ("Money Market Investment Account"), the yield of the remaining Investment Accounts, the average annual total return and the total return of all Investment Accounts.

     Current yield for the Money Market Investment Account will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Investment Account is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings.

     For the remaining Investment Accounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Investment Account will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Investment Account), and will reflect the deduction of the applicable withdrawal charge, the mortality and expense risk charge, and, if applicable, the administrative charge. Hypothetical quotations of average annual total return may also be shown for an Investment Account for periods prior to the time that the Investment Account commenced operations, based upon the performance of the mutual fund portfolio in which that Investment Account invests, and will reflect the deduction of the applicable withdrawal charge, the administrative charge, and the mortality and expense risk charge as if, and to the extent that, such charges had been applicable. Quotations of total return, actual and hypothetical, may simultaneously be shown that do not take into account certain contractual charges such as the withdrawal charge and the administrative charge.

     Performance information for an Investment Account may be compared, in promotional reports and literature, to: (1) the Standard & Poor's 500 Composite Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices measuring performance of a pertinent group of securities so that investors may compare an Investment
Account's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for any Investment Account reflects only the performance of a hypothetical Contract under which Account Value is allocated to an Investment Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio of a Fund in which the Investment Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return in promotional reports and literature for the Investment Accounts, see the Statement of Additional Information.

     Promotional reports and literature may also contain other information including: (1) the ranking of any Investment Account derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (2) the effect of tax-deferred compounding on an Investment Account's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (3) AUL's rating or a rating of AUL's claim-paying ability by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                       STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information contains more specific information and financial statements relating to AUL. The Table of Contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY...............................................................................................    3
DISTRIBUTION OF CONTRACTS.....................................................................................................    3
CUSTODY OF ASSETS.............................................................................................................    3
LIMITS ON CONTRIBUTIONS TO RETIREMENT PLANS...................................................................................  3-4
  403(b) Programs.............................................................................................................    3
  408 Programs................................................................................................................    4
  457 Programs................................................................................................................    4
  Employee Benefit Plans......................................................................................................    4
INDEPENDENT ACCOUNTANTS.......................................................................................................    4
PERFORMANCE INFORMATION.......................................................................................................  4-6
FINANCIAL STATEMENTS.......................................................................................................... 6-17

A Statement of Additional Information may be obtained by calling or writing to AUL at the telephone number and address set forth in the front of this Prospectus.

================================================================================



          No dealer, salesman or any other person is authorized by the AUL American Unit Trust or by AUL to give any information or to make any representation other than as contained in this Prospectus in connection with the offering described herein.


          AUL has filed a Registration Statement with the Securities and Exchange Commission, Washington, D.C. For further information regarding the AUL American Unit Trust, AUL and its variable annuities, please reference the Registration statement and the exhibits filed with it or incorporated into it. All contracts referred to in this prospectus are also included in that filing.

================================================================================



                             AUL AMERICAN UNIT TRUST

                        Group Variable Annuity Contracts
                                     Sold By

                                 AMERICAN UNITED
                            LIFE INSURANCE COMPANY(R)


                               One American Square
                           Indianapolis, Indiana 46282


                                   PROSPECTUS


                               Dated: May 1, 1999


================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 1999


                             AUL American Unit Trust
                        Group Variable Annuity Contracts

                                   Offered By


                    American United Life Insurance Company(R)
                               One American Square
                           Indianapolis, Indiana 46282
                                 (800) 634-1629


                   Annuity Service Office Mail Address:
                 P.O. Box 6148, Indianapolis, Indiana 46206-6148


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for AUL American Unit Trust, dated May 1, 1999.

         A Prospectus is available without charge by calling or writing to American United Life Insurance Company(R) at the telephone number or address shown above or by mailing the Business Reply Mail card included in this Statement of Additional Information.

                                TABLE OF CONTENTS

Description                                                                                                                   Page

GENERAL INFORMATION AND HISTORY............................................................................................      3

DISTRIBUTION OF CONTRACTS..................................................................................................      3

CUSTODY OF ASSETS..........................................................................................................      3

LIMITS ON CONTRIBUTIONS TO RETIREMENT PLANS................................................................................    3-4
  403(b) Programs..........................................................................................................      3
  408 Programs.............................................................................................................      4
  457 Programs.............................................................................................................      4
  Employee Benefit Plans...................................................................................................      4

INDEPENDENT ACCOUNTANTS....................................................................................................      4

PERFORMANCE INFORMATION....................................................................................................    4-6

FINANCIAL STATEMENTS.......................................................................................................   6-17

                         GENERAL INFORMATION AND HISTORY

     For a general description of AUL and AUL American Unit Trust (the "Variable Account"), see the section entitled "Information about AUL, The Variable Account, and The Funds" in the Prospectus.

                            DISTRIBUTION OF CONTRACTS

     AUL is the Principal Underwriter for the group variable annuity contracts (the "Contracts") described in the Prospectus and in this Statement of Additional Information. AUL is registered with the Securities and Exchange
Commission (the "SEC") as a broker-dealer. The Contracts are currently being sold in a continuous offering. While AUL does not anticipate discontinuing the offering of the Contracts, it reserves the right to do so. The Contracts are sold by registered representatives of AUL who are also licensed insurance agents.

     AUL also has sales agreements with various broker-dealers under which the Contracts will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable annuity contracts. The broker-dealers are required to be registered with the SEC and members of the National Association of Securities Dealers, Inc.

     AUL serves as the Principal Underwriter without compensation from the Variable Account.

                                CUSTODY OF ASSETS

     The assets of the Variable Account are held by AUL. The assets are kept physically segregated and are held separate and apart from the assets of other separate accounts of AUL and from AUL's General Account assets. AUL maintains records of all purchases and redemptions of shares of AUL American Series Fund, Inc., Alger American Fund, American Century Variable Portfolios, Inc., Calvert Variable Series, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Janus Aspen Series, PBHG Insurance Series Fund, Inc., SAFECO Resource Series Trust, and T. Rowe Price Equity Series, Inc., (each a "Fund" and collectively the "Funds").

                   LIMITS ON CONTRIBUTIONS TO RETIREMENT PLANS

403(b) PROGRAMS

     Contributions to a 403(b) Program are excludable from a Participant's gross income if they do not exceed the smallest of the limits calculated under Sections 402(g), 403(b)(2), and 415 of the Internal Revenue Code. Section 402(g) generally limits a Participant's salary reduction contributions to a 403(b) Program to $10,000 a year. The $10,000 limit may be reduced by salary reduction contributions to another type of retirement plan. A Participant with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the $10,000 limit by $3,000 per year, subject to an aggregate limit of $15,000 for all years.

     Section 403(b)(2) provides an overall limit on Employer and Participant salary reduction contributions that may be made to a 403(b) Program. Section 403(b)(2) generally provides that the maximum amount of contributions a Participant may exclude from his gross income in any taxable year is equal to the excess, if any, of:

     (a) the amount determined by multiplying 20% of his includable compensation by the number of his years of service with his Employer, over

     (b) the total amount contributed to retirement plans sponsored by his Employer, including the Section 403(b) Program, that were excludable from his gross income in prior years.

     Participants employed by "qualified employers" may elect to have certain alternative limitations apply.

     Section 415(c) also provides an overall limit on the amount of Employer and Participant's salary reduction contributions to a Section 403(b) Program that will be excludable from an employee's gross income in a given year. The Section 415(c) limit is the lesser of (a) $30,000, or (b) 25% of the Participant's annual compensation. This limit will be reduced if a Participant also participates in an Employee Benefit Plan maintained by a business that he or she controls.

     The limits described above do not apply to amounts "rolled over" from another Section 403(b) Program. A Participant who receives an "eligible rollover distribution" will be permitted either to roll over such amount to another
Section 403(b) Program or an IRA within 60 days of receipt or to make a direct rollover to another Section 403(b) Program or an IRA without recognition of income. An "eligible rollover distribution" means any distribution to a Participant of all or any taxable portion of the balance to his credit under a
Section 403(b) Program, other than a required minimum distribution to a Participant who has reached age 70 1/2 and excluding any distribution which is one of a series of substantially equal payments made (1) over the life expectancy of the Participant or his beneficiary or (2) over a specified period of 10 years or more. Provisions of the Internal Revenue Code require that 20% of every eligible rollover distribution that is not directly rolled over be withheld by the payor for federal income taxes.

408 PROGRAMS

     Contributions to the individual retirement account of a Participant under a 408 Program that is described in Section 408(c) of the Internal Revenue Code are subject to the limits on contributions to individual retirement accounts under
Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions to an individual retirement account are limited to the lesser of $2,000 per year or the Participant's annual compensation. For tax years beginning after 1996, if a married couple files a joint return, each spouse may, in a great majority of cases, make contributions to his or her IRA up to the $2,000 limit. The extent to which a Participant may deduct contributions to this type of 408 Program depends on his or her spouse's gross income for the year and whether either participate in another employer-sponsored retirement plan.

     Contributions to a 408 Program that is a simplified employee pension plan are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits Employer contributions and Participant salary reduction contributions (if permitted) to a simplified employee pension plan to the lesser of (a) 15% of the Participant's compensation, or (b) $30,000. Salary reduction contributions, if any, are subject to additional annual limits.


457 PROGRAMS

     Deferrals by a  Participant  to a 457 Program  generally  are limited under
Section 457(b) of the Internal Revenue Code to the lesser of (a) $7,500 or (b) 33 1/3% of the Participant's includable compensation. If the Participant participates in more than one 457 Program, the $7,500 limit applies to contributions to all such programs. The $7,500 limit is reduced by the amount of any salary reduction contribution the Participant makes to a 403(b) Program, a 408 Program, or an Employee Benefit Program. The Section 457(b) limit is increased during the last three years ending before the Participant reaches his normal retirement age under the 457 Program. Effective January 1, 1997 the $7,500 limit on deferrals is indexed in $500 increments.

EMPLOYEE BENEFIT PLANS

     The applicable annual limits on contributions to an Employee Benefit Plan depend upon the type of plan. Total contributions on behalf of a Participant to all defined contribution plans maintained by an Employer are limited under
Section 415(c) of the Internal Revenue Code to the lesser of (a) $30,000, or (b) 25% of a Participant's annual compensation. Salary reduction contributions to a cash-or-deferred arrangement under a profit sharing plan are subject to additional annual limits. Contributions to a defined benefit pension plan are actuarially determined based upon the amount of benefits the Participants will receive under the plan formula. The maximum annual benefit any Participant may receive under an Employer's defined benefit plan is limited under Section 415(b) of the Internal Revenue Code. The limits determined under Section 415(b) and (c) of the Internal Revenue Code are further reduced for a Participant who participates in a defined contribution plan and a defined benefit plan maintained by the same employer.


                             INDEPENDENT ACCOUNTANTS


     PricewaterhouseCoopers LLP, One American Square, Indianapolis, Indiana 46282, independent accountants, performs certain accounting and auditing services for AUL and performs similar services for the Variable Account. The AUL financial statements included in this Statement of Additional Information have been audited to the extent and for the periods indicated in their report thereon and its internal accounting controls have been reviewed.


                             PERFORMANCE INFORMATION

     Performance information for the Investment Accounts is shown in the prospectus under "Performance of the Investment Accounts." Performance information for the Investment Accounts may also appear in promotional reports and literature to current or prospective Owners or Participants in the manner described in this section. Performance information in promotional reports and literature may include the yield and effective yield of the Investment Account investing in the AUL American Money Market Portfolio ("Money Market Investment Account"), the yield of the remaining Investment Accounts, the average annual total return and the total return of all Investment Accounts.

     Current yield for the Money Market Investment Account will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro rata share of the Investment Account's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figures carried to at least the nearest hundredth of one percent.

     Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)**365/7] - 1


     For the 7-day period ending December 31, 1998, the current yield for the AUL Money Market Investment Account was ____% and the effective yield was ____%.


     Quotations of yield for the remaining Investment Accounts will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

YIELD = 2[((a - b / cd) + 1)**6 - 1]

where a = net investment income earned during the period by the Portfolio attributable to shares owned by the Investment Account,

     b = expenses accrued for the period (net of reimbursements),

     c = the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and

     d = the value (maximum offering period) per Accumulation Unit on the last day of the period.


For the one year period ending December 31, 1998, the yield for the Investment Accounts corresponding to the Portfolios of the AUL American Series Fund, Inc. was ____% for the Equity Investment Account, ____% for the Bond Investment Account, ____% for the Managed Investment Account, and ____% for the Tactical Asset Allocation Account. The LifeStyle Investment Accounts consisting of the Conservative, Moderate and Aggressive Investor Investment Accounts commenced operations May 1, 1998, and therefore has not been in operation for a one year period.


     Quotations of average annual total return for any Investment Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Investment Account), calculated pursuant to the following formula: P(1 + T)**n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Hypothetical quotations of average annual total return may also be shown for an Investment Account for periods prior to the time that the Investment Account commenced operations based upon the performance of the mutual fund portfolio in which that Investment Account invests, as adjusted for applicable charges. All total return figures reflect the deduction of the applicable withdrawal charge, the administrative charge, and the mortality and expense risk charge. Quotations of total return, actual and hypothetical, may simultaneously be shown that do not take into account certain contractual charges such as the withdrawal charge and the administrative charge and quotations of total return may reflect other periods of time.


     The average annual total return is calculated from the actual inception date of the AUL American Investment Accounts and from the inception date of the corresponding mutual funds for all of the other Investment Accounts. The reported performance is, therefore, hypothetical to the extent and for the periods that the Investment Accounts have not been in existence and reflects the performance that such Investment Accounts would have achieved had they invested in the corresponding Mutual Funds for those periods. For the periods that an Investment Account has actually been in existence, however, the performance represents actual and not hypothetical performance. The average annual return that the Investment Accounts achieved for the one year, three year, five year, and the lesser of ten years or since inception for the periods ending December 31, 1998 may be found in the Prospectus.


     Performance information for an Investment Account may be compared, in promotional reports and literature, to: (1) the Standard & Poor's 500 Composite Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare an Investment Account's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for any Investment Account reflects only the performance of a hypothetical Contract under which a Participant's Account Value is allocated to an Investment Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Funds in which the Investment Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

     Promotional reports and literature may also contain other information including (1) the ranking of any Investment Account derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on
overall  performance  or  other  criteria;   (2)  the  effect  of  tax-deferred
compounding on an Investment Account's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis; and (3) AUL's rating or a rating of AUL's claim-paying ability by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                              FINANCIAL STATEMENTS


     Financial Statements for the Variable Account, including the Notes thereto, are incorporated by reference to the Annual Report for the Variable Account dated as of December 31, 1998.


     The financial statements of AUL, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of AUL to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                           FINANCIAL STATEMENTS - AUL

The following financial statements relate solely to the condition and operations of AUL.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
American United Life Insurance Company
Indianapolis, Indiana


We have audited the accompanying combined balance sheet of American United Life Insurance Company(R) and affiliates as of December 31, 1998 and 1997, and the related combined statements of operations, policyholders' surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of American United Life Insurance Company(R) and affiliates as of December 31, 1998 and 1997, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

                                  /s/ PricewaterhouseCoopers LLP


Indianapolis, Indiana
February ___, 1999

COMBINED BALANCE SHEET

   December 31, 1997 and 1996                          1997(in millions)1996
   -------------------------------------------------------------------------

   Assets
   Investments:
    Fixed Maturities:
    Available for sale at fair value ...........     $  1,653.8   $  1,593.4
    Held to maturity at amortized cost .........        2,902.2      3,013.6
   Equity securities at fair value .............           18.6         15.2
   Mortgage loans ..............................        1,120.4      1,114.6
   Real estate .................................           52.1         52.3
   Policy loans ................................          143.1        143.5
   Short term and other invested assets ........          102.0         43.8
   Cash and cash equivalents ...................           41.2         20.2
   -------------------------------------------------------------------------
   Total investments ...........................        6,033.4      5,996.6

   Accrued investment income ...................           79.3         82.1
   Reinsurance receivables .....................          244.3        209.5
   Deferred acquisition costs ..................          421.2        348.2
   Property and equipment ......................           55.5         54.0
   Insurance premiums in course of collection ..           72.9         47.5
   Other assets ................................           17.2         35.7
   Assets held in separate accounts ............        1,674.0      1,078.7
   -------------------------------------------------------------------------
   Total assets ................................     $  8,597.8   $  7,852.3
   -------------------------------------------------------------------------
   Liabilities and policyholders' surplus
   Liabilities
    Policy reserves ............................     $  5,642.9   $  5,688.6
    Other policyholder funds ...................          175.2        176.2
    Pending policyholder claims ................          164.3        137.6
    Surplus notes ..............................           75.0         75.0
    Other liabilities and accrued expenses .....          201.8        123.4
    Liabilities related to separate accounts ...        1,674.0      1,078.7
   -------------------------------------------------------------------------
   Total liabilities ...........................        7,933.2      7,279.5
   -------------------------------------------------------------------------
   Unrealized appreciation of securities,
    net of deferred income tax .................           36.5         19.0
   Policyholders' surplus ......................          628.1        553.8
   -------------------------------------------------------------------------
   Total policyholders' surplus ................          664.6        572.8
   -------------------------------------------------------------------------
   Total liabilities and policyholders' surplus      $  8,597.8   $  7,852.3
   -------------------------------------------------------------------------



COMBINED STATEMENT
OF POLICYHOLDERS' SURPLUS

Policyholders' surplus at beginning of year ....     $    572.8   $    548.9
Net income .....................................           74.3         52.1
Change in unrealized appreciation (depreciation)
of securities, net .............................           17.5        (28.2)
----------------------------------------------------------------------------
Policyholders' surplus at end of year ..........     $    664.6   $    572.8
----------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.

COMBINED STATEMENT OF OPERATIONS

  December 31, 1997 and 1996                          1997(in millions)1996
---------------------------------------------------------------------------


Revenues:
 Insurance premiums and other
  considerations ...............................       $  413.9   $    401.1
 Policy and contract charges ...................           69.3         50.4
 Net investment income .........................          464.9        471.8
 Realized investment gains .....................           13.7          6.6
 Other income ..................................            5.9          1.2
----------------------------------------------------------------------------
Total revenues .................................          967.7        931.1
----------------------------------------------------------------------------
Benefits and expenses:
 Policy benefits ...............................       $  386.2   $    381.9
 Interest expense on annuities and
  financial products ...........................          257.3        261.6
 Underwriting, acquisition and
  insurance expenses ...........................          126.6        111.2
 Amortization of deferred acquisition costs ....           53.2         49.8
 Dividends to policyholders ....................           25.0         26.3
 Interest expense on surplus notes .............            5.8          5.1
 Other operating expenses ......................            9.5          8.7
----------------------------------------------------------------------------
 Total benefits and expenses ...................          863.6        844.6
----------------------------------------------------------------------------
 Income before income tax expense ..............          104.1         86.5
 Income tax expense ............................           29.8         34.4
----------------------------------------------------------------------------
 Net income ....................................       $   74.3   $     52.1
----------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.

COMBINED STATEMENT OF CASH FLOWS

  December 31, 1997 and 1996                          1997(in millions)1996
---------------------------------------------------------------------------
Cash flows from operating activities:
---------------------------------------------------------------------------
Net Income .....................................       $   74.3   $     52.1

Adjustments to reconcile net income to net
 cash provided by operating activities:
   Amortization of deferred acquisition costs .....        53.2         49.8
   Depreciation ...................................        10.1          9.2
   Deferred taxes .................................         7.3          1.8
   Realized investment gains ......................       (13.7)        (6.6)
   Policy acquisition costs capitalized ...........       (90.8)       (69.3)
   Interest credited to deposit liabilities .......       252.1        254.7
   Fees charged to deposit liabilities ............       (32.9)       (19.8)
   Amortization and accrual of investment income ..        (8.2)        (6.2)
   Increase in insurance liabilities ..............       140.2         93.9
   Increase in noninvested assets .................       (66.3)       (44.4)
   Increase in other liabilities ..................        35.1         19.6

Net cash provided by operating activities ......          360.4        334.8

Cash flows from investing activities:
 Purchases:
   Fixed maturities, Held to Maturity .............      (120.8)      (194.4)
   Fixed maturities, Available for Sale ...........      (348.3)      (477.7)
   Equity securities ..............................        (9.4)       (24.7)
   Mortgage loans .................................      (155.4)      (169.1)
   Real estate ....................................        (1.9)        (3.9)
   Short term and other invested assets ...........       (43.3)        (2.6)

 Proceeds from sales, calls or maturities:
   Fixed maturities, Held to Maturity .............       241.2        158.8
   Fixed maturities, Available for Sale ...........       335.1        466.4
   Equity securities ..............................         7.2         28.7
   Mortgage loans .................................       149.7        175.0
   Real estate ....................................         4.3          3.1
   Short term and other invested assets ...........         1.6         27.6

Net cash provided (used) by investing activities           60.0        (12.8)

Cash flows from financing activities:
   Proceeds from issuance of surplus notes ........           0         75.0
   Deposits to insurance liabilities ..............       713.6        595.2
   Withdrawals from insurance liabilities .........    (1,112.5)      (984.6)
   Change in policyholder dividend liability ......         (.9)         3.6
   Decrease (increase) in policy loans ............          .4         (1.9)

Net cash used by financing activities ..........         (399.4)      (312.7)

Net increase in cash and cash equivalents ......           21.0          9.3

Cash and cash equivalents beginning of year ....           20.2         10.9

Cash and cash equivalents end of year ..........       $   41.2   $     20.2

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations and Basis of  Presentation

American United Life Insurance Company (AUL) is an Indiana domiciled mutual life insurance company with headquarters in Indianapolis. AUL is licensed to do business in 48 states and the District of Columbia and is an authorized reinsurer in all states. AUL offers individual life and annuity products through its career agent distribution system. AUL's qualified group retirement plans, tax deferred annuities and other non-medical group products are marketed through independent agents and brokers, as well as career agents who are supported by 29 regional sales offices located throughout the country. Life and pooled reinsurance is marketed directly to other insurance companies. In 1997, AUL International began operations to develop reinsurance partners in Central and South America. The combined Company financial statements include the accounts of AUL and its affiliate, The State Life Insurance Company (State Life). Significant intercompany transactions have been excluded.

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles (GAAP). AUL and State Life file separate financial statements with insurance regulatory authorities which are prepared on the basis of statutory accounting practices which are significantly different from financial statements prepared in accordance with GAAP. These differences are described in detail in Note 9 - Statutory Information.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Fixed maturity securities which may be sold to meet liquidity and other needs of the Company are categorized as available for sale and are stated at fair value. Fixed maturity securities which the Company has the positive intent and ability to hold to maturity are categorized as held-to-maturity and are stated at amortized cost. Equity securities are stated at fair value. Mortgage loans on real estate are carried at amortized cost less an impairment allowance for estimated uncollectible amounts. Real estate is reported at cost less allowances for depreciation. Depreciation is provided (straight line) over the estimated useful lives of the related assets. Investment real estate is net of accumulated depreciation of $31.7 million and $28.8 million at December 31, 1997 and 1996, respectively. Depreciation expense for investment real estate amounted to $2.5 million and $2.4 million for 1997 and 1996, respectively. Policy loans are carried at their unpaid balance. Other invested assets are reported at cost plus the Company's equity in undistributed net equity since acquisition. Short term investments include investments with maturities of one-year or less and are carried at cost which approximates market. Short term certificates of deposit and savings certificates are considered to be cash equivalents. The carrying amount for cash and cash equivalents approximates market.

Realized gains and losses on sale or maturity of investments are based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. At the time a decline in value of an investment is determined to be other than temporary, a provision for loss is recorded which is included in realized investment gains and losses. Unrealized gains and losses, resulting from carrying available-for-sale securities at fair value, are reported in policyholders' surplus, net of deferred taxes.

Deferred Policy Acquisition Costs

Those costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. Such costs include commissions, certain costs of policy underwriting and issue and certain variable agency expenses. These costs are amortized with interest as follows:

     For participating whole life insurance products, over the lesser of 30 years or the lifetime of the policy in relation to the present value of estimated gross margins from expenses, investments and mortality, discounted using the expected investment yield.

     For universal life-type policies and investment contracts, over the lesser of the lifetime of the policy or 30 years for life policies or 20 years for other policies in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins, discounted using the interest rate credited to the policy.

     For term life insurance products and life reinsurance policies, over the lesser of the benefit period or 30 years for term life or 20 years for life reinsurance policies in relation to the ratio of anticipated annual premium revenue to the anticipated total premium revenue, using the same assumptions used in calculating policy benefits.

     For miscellaneous group life and individual and group health policies, straight line over the expected life of the policy.

     For credit insurance policies, the deferred acquisition cost balance is primarily equal to the unearned premium reserve multiplied by the ratio of deferrable commissions to premiums written.

Recoverability of the unamortized balance of deferred policy acquisition costs is evaluated regularly. For universal life-type contracts, investment contracts and participating whole life policies, the accumulated amortization is adjusted (increased or decreased) whenever there is a material change in the estimated gross profits or gross margins expected over the life of a block of business in order to maintain a constant relationship between cumulative amortization and the present value of gross profits or gross margins. For most other contracts, the unamortized asset balance is reduced by a charge to income only when the present value of future cash flows, net of the policy liabilities, is not sufficient to cover such asset balance.

NOTES TO FINANCIAL STATEMENTS

Assets Held in Separate Accounts

Separate accounts are funds on which investment income and gains or losses accrue directly to certain policies, primarily variable annuity contracts and equity-based pension and profit sharing plans. The assets of these accounts are legally segregated, and are valued at fair value. The related liabilities are recorded at amounts equal to the underlying assets; the fair value of these liabilities is equal to their carrying amount.

Property and  Equipment

Property and equipment includes real estate owned and occupied by the Company. Property and equipment is carried at cost, net of accumulated depreciation of $41.6 million and $37.2 million as of December 31, 1997 and 1996, respectively. The Company provides for depreciation of property and equipment using the straight-line method over its estimated useful life. Depreciation expense for 1997 and 1996 was $7.6 million and $6.8 million, respectively.

Premium  Revenue and  Benefits to  Policyholders

The premiums and benefits for whole life and term insurance products and certain annuities with life contingencies (immediate annuities) are fixed and guaranteed. Such premiums are recognized as premium revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

Universal life policies and investment contracts are policies with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyholder, premiums paid by the policyholder or interest accrued to policyholder balances. The amounts collected from policyholders for these policies are considered deposits, and only the deductions during the period for cost of insurance, policy administration and surrenders are included in revenue. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Reserves for Future Policy and Contract Benefits

Liabilities for future policy benefits for participating whole life policies are calculated using the net level premium method and assumptions as to interest and mortality. The interest rate is the dividend fund interest rate and the mortality rates are those guaranteed in the calculation of cash surrender values described in the contract. Liabilities for future policy benefits for term life insurance and life reinsurance policies are calculated using the net level premium method and assumptions as to investment yields, mortality and withdrawals. The assumptions are based on projections of past experience and include provisions for possible unfavorable deviation. These assumptions are made at the time the contract is issued. Liabilities for future policy benefits on universal life and investment contracts consist principally of policy account values plus certain deferred policy fees which are amortized using the same assumptions and factors used to amortize the deferred policy acquisition costs. If the future benefits on investment contracts are guaranteed (immediate annuities with benefits paid for a period certain) the liability for future benefits is the present value of such guaranteed benefits. Claim liabilities include provisions for reported claims and estimates based on historical experience, for claims incurred but not reported.

Income Taxes

The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the temporary differences in the assets and liabilities determined on a tax and financial reporting basis.

NOTES TO FINANCIAL STATEMENTS

2. Investments:

The book value and fair value of investments in fixed maturity securities by type of investment were as follows:

                                                                         December 31, 1997
----------------------------------------------------------------------------------------------------------------
                                                                        Gross           Gross          Estimated
                                                   Amortized          Unrealized      Unrealized         Market
                                                     Cost               Gains           Losses           Value
----------------------------------------------------------------------------------------------------------------
         Available for sale:                                                 (in millions)

Obligations of U.S. government states,
political subdivisions end foreign governments   $     47.8             $  4.0          $0.0           $    51.8
Corporate securities .........................      1,064.1               55.5           1.8             1,117.8
Mortgage-backed securities ...................        456.8               27.6           0.2               484.2
----------------------------------------------------------------------------------------------------------------
                                                 $  1,568.7             $ 87.1          $2.0           $ 1,653.8
----------------------------------------------------------------------------------------------------------------

Held to maturity
Obligations of U.S. government, states,
political subdivisions and foreign governments   $    124.2             $  6.2          $0.3           $   130.1
Corporate securities .........................      1,854.4              123.4           3.6              1,9742
Mortgage-backed securities ...................        923.6               55.5           0.2               978.9
----------------------------------------------------------------------------------------------------------------
                                                 $  2,902.2             $185.1          $4.1           $ 3,083.2
----------------------------------------------------------------------------------------------------------------


                                                                         December 31, 1997
----------------------------------------------------------------------------------------------------------------
                                                                        Gross           Gross          Estimated
                                                   Amortized          Unrealized      Unrealized         Market
                                                     Cost               Gains           Losses           Value
----------------------------------------------------------------------------------------------------------------
         Available for sale:                                                 (in millions)

Obligations of U.S. government, states,
political subdivisions end foreign governments   $     85.2           $    1.9        $  1.3          $     85.8
Corporate securities .........................      1,000.0               33.9           7.0             1,026.9
Mortgage-backed securities ...................        463.0               19.1           1.4               480.7
----------------------------------------------------------------------------------------------------------------
                                                 $  1,548.2           $   54.9        $  9.7          $  1,593.4
----------------------------------------------------------------------------------------------------------------

Held to maturity:
Obligations of U.S. government, states,
political subdivisions and foreign governments   $    132.0           $    5.5        $  1.1          $    136.4
Corporate securities .........................      1,891.1              100.1          14.0             1,977.2
Mortgage-backed securities ...................        990.5               44.9           4.4             1,031.0
----------------------------------------------------------------------------------------------------------------
                                                 $  3,013.6           $  150.5        $ 19.5          $  3,144.6
----------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS

The amortized cost and fair value of fixed maturity securities at December 31,1997, by contractual average maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                            Available for Sale         Held to Maturity        Total
                                           Amortized     Fair      Amortized   Fair     Amortized   Fair
         (in millions)                        Cost       Value        Cost     Value      Cost      Value
-----------------------------------------------------------------------------------------------------------


Due in one year or less ..............   $    127.0 $    127.2 $     60.8 $     61.5 $    187.8 $    188.7
Due after one year through five years         311.6      318.4      768.5      798.0    1,080.1    1,116.4
Due after five years through ten years        368.9      388.5      738.9      794.7    1,107.8    1,183.2
Due after ten years ..................        304.4      335.5      410.4      450.1      714.8      785.6
-----------------------------------------------------------------------------------------------------------
                                            1,111.9    1,169.6    1,978.6    2,104.3    3,090.5    3,273.9
Mortgage-backed securities ...........        456.8      484.2      923.6      978.9    1,380.4    1,463.1
-----------------------------------------------------------------------------------------------------------
                                         $  1,568.7 $  1,653.8 $  2,902.2 $  3,083.2 $  4,470.9 $  4,737.0
-----------------------------------------------------------------------------------------------------------

Net investment income consisted of the following:

 for years ended December 31                          1997(in millions)1996
----------------------------------------------------------------------------
Fixed maturity securities                                $359.4       $364.0
Equity securities                                           2.5          2.0
Mortgage loans                                            100.9        104.4
Real estate                                                11.5         10.8
Policy loans                                                8.8          9.0
Other                                                       7.3          6.1
----------------------------------------------------------------------------
Gross investment income                                   490.4        496.3
Investment expenses                                        25.5         24.5
----------------------------------------------------------------------------
Net investment income                                    $464.9       $471.8
----------------------------------------------------------------------------


Net realized investment gains and (losses) include write downs and changes in the reserve for losses on mortgage loans and foreclosed real estate of $(1.3) million and $.5 million for 1997 and 1996, respectively. Proceeds from the sales, maturities or calls of investments in fixed maturities during 1997 and 1996 were approximately $576.3 million and $625.2 million, respectively. Gross gains of $11.6 million and $12.0 million, and gross losses of $1.3 million and $6.9 million were realized in 1997 and 1996, respectively. The changes in unrealized appreciation (depreciation) of fixed maturities amounted to approximately $39.9 million and $(64.3) million in 1997 and 1996, respectively.

At December 31, 1997, the unrealized appreciation on equity securities of approximately $2.3 million is comprised of $3.8 million in unrealized gains and $1.5 million of unrealized losses and has been reflected directly in policyholders' surplus. The change in the unrealized appreciation (depreciation) of equity securities amounted to approximately $.9 million and $(1.1)million in 1997 and 1996, respectively.

The Company maintains a diversified mortgage loan portfolio and exercises internal limits on concentrations of loans by geographic area, industry, use and individual mortgagor. At December 31, 1997, the largest geographic concentration of commercial mortgage loans was in California, Indiana, and Florida where approximately 33% of the portfolio was invested. A total of 40% of the mortgage loans have been issued on retail properties, primarily backed by long term leases or guarantees from strong credits.

The Company has outstanding mortgage loan commitments at December 31, 1997, of approximately $117.2 million. As of December 31, 1997, the carrying value of investments that produced no income for the previous twelve month period was $1.8 million.

NOTES TO FINANCIAL STATEMENTS

3. Insurance  Liabilities:

At December 31, 1997 and 1996, insurance liabilities consisted of the following:

                                                                                                                   (in millions)
------------------------------------------------------------------------------------------------------------------------------------
                                                Withdrawal        Mortality or morbidity    Interest rate
                                                assumption             assumption            assumption          1997      1996
------------------------------------------------------------------------------------------------------------------------------------

Future policy benefits:
  Participating whole life contracts ...........   Company              Company             2.5% to 6.0%     $   594.5   $  554.9
                                                 experience            experience

  Universal life-type contracts ................   n/a                    n/a                     n/a            376.4      352.0
  Other individual life contracts ..............   Company              Company             6.8% to 10.0%        216.4      183.6
                                                 experience            experience

  Accident and health ..........................   n/a                    n/a                     n/a             51.0       43.7
  Annuity products .............................   n/a                    n/a                     n/a          4,213.6    4,397.1
  Group life and health ........................   n/a                    n/a                     n/a            191.0      157.3
Other policyholder funds .....................     n/a                    n/a                     n/a            175.2      176.2
Pending policyholder claims ..................     n/a                    n/a                     n/a            164.3      137.6
------------------------------------------------------------------------------------------------------------------------------------
  Total insurance liabilities                                                                                $ 5,982.4   $6,002.4
------------------------------------------------------------------------------------------------------------------------------------


Participating life insurance policies under generally accepted accounting principles represent approximately 9% and 11 % of the total individual life insurance in force at December 31, 1997 and 1996, respectively. Participating policies represented approximately 39% and 40% of life premium income for 1997 and 1996, respectively. The amount of dividends to be paid is determined annually by the Board of Directors.

4. Employees' and Agents' Benefit Plans:

The Company has a noncontributory defined benefit pension plan covering substantially all employees. Company contributions to the employee plan are made annually in an amount between the minimum ERISA required contribution and the maximum tax-deductible contribution. Contributions made to the Plan were $2.6 million in 1997 and $2.4 million in 1996. The net periodic pension cost was $(.5) million and $.6 million for the years ended December 31, 1997 and 1996, respectively. This includes service cost of $2.2 million and $3.5 million, interest cost of $1.6 million and $1.4 million, and return on plan assets of $4.3 million, and $4.3 million for the years ended December 31, 1997 and 1996, respectively.

The following  benefit  information for the employees'  defined benefit plan was
determined   by   independent   actuaries  as  of  January  1,  1997  and  1996,
respectively, the most recent actuarial valuation dates:


                                                     1997  (in millions)   1996

Actuarial present value of accumulated benefits
 for the employees' defined benefit plan:
  Vested                                            $20.5                 $20.1
  Nonvested                                           2.0                    .2
--------------------------------------------------------------------------------
Total accumulated benefits                          $22.5                 $20.3
--------------------------------------------------------------------------------
Related net assets available for plan benefits      $34.0                 $28.8
--------------------------------------------------------------------------------

The Company has a defined contribution plan and a 401(k) plan covering employees who have completed one full calendar year of service. Annual contributions are made by the Company in amounts based upon the Company's financial results. Company contributions to the plan during 1997 and 1996 were $1.4 million and $1.7 million, respectively.

NOTES TO FINANCIAL STATEMENTS

The Company has a defined contribution pension plan and a 401(k) plan covering substantially all of the agents, except general agents. Contributions of 3% of defined commissions (plus 3% for commissions over the Social Security wage base) are made to the pension plan. An additional contribution of 3% of defined commissions are made to a 401(k) plan. Company contributions expensed for these plans for 1997 and 1996 were $268,000 and $612,000, respectively.

The funds for all plans are held by the Company under deposit administration and group annuity contracts.

The Company also provides certain health care and life insurance benefits (post retirement benefits) for retired employees and certain agents (retirees). Employees and agents with at least 10 years of plan participation may become eligible for such benefits if they reach retirement age while working for the Company.

The net periodic post retirement benefit cost was $1,035,000 and $956,000 for the year ended December 31, 1997 and 1996, respectively. This includes service cost of $336,000 and $255,000, interest cost of $697,000 and $645,000, amortization of unrecognized loss of $2,000 and $56,000 for the years ended December 31, 1997 and 1996, respectively.


Accrued post retirement benefits as of December 31:     1997(in millions)  1996
--------------------------------------------------------------------------------
Accumulated post retirement benefit obligation (APBO):
 Retirees and their dependents                           $5.2             $ 4.6
 Active employees fully eligible to retire and
  receive benefits                                        3.1               2.6
 Active employees not fully eligible                      2.6               2.7
 Unrecognized loss                                       (1.6)             (1.0)
--------------------------------------------------------------------------------
         Total APBO                                      $9.3             $ 8.9
--------------------------------------------------------------------------------


The assumed discount rate used in determining the accumulated post retirement benefit was 7.00% and the assumed health care cost trend rate was 10% graded to 5% until 2004. Compensation rates were assumed to increase 6% at each year end. The health coverage for retirees 65 and over is capped in the year 2000. The health care cost trend rate assumption has an effect on the amounts reported. An increase in the assumed health care cost trend rates by one percentage point would increase the accumulated post retirement benefit obligation as of December 31, 1997, by $885,000 and increase the accumulated post retirement benefit cost for 1997 by $126,000.

5. Federal  Income Taxes:

A reconciliation of the income tax attributable to continuing operations computed at U.S. federal statutory tax rates to the income tax expense included in the statement of operations follows:

for  years ended December 31                             1997 (in millions) 1996
--------------------------------------------------------------------------------
Income tax computed at statutory tax rate                $36.3            $30.3
 Tax exempt income                                        (1.5)            (1.6)
 Mutual company differential earnings amount               6.1              7.5
 Prior year differential earnings amount                  (3.7)            (5.6)
 Other                                                    (7.4)             3.8
--------------------------------------------------------------------------------
 Federal income tax                                      $29.8            $34.4
--------------------------------------------------------------------------------

The components of the provision for income taxes on earnings included current tax provisions of $22.5 million and $32.6 million for the years ended December 31, 1997 and 1996, respectively, and deferred tax expense of $7.3 million and $1.8 million for the years ended December 31, 1997 and 1996, respectively.

NOTES TO FINANCIAL STATEMENTS

Deferred income tax assets (liabilities)
as of December 31:                                       1997               1996
--------------------------------------------------------------------------------
(in millions)

Deferred policy acquisition costs                        $(137.0)       $(110.9)
Investments                                                (12.0)          (8.1)
Insurance liabilities                                      154.7          139.0
Unrealized appreciation of securities                      (21.9)         (11.2)
Other                                                       (4.7)          (4.9)
--------------------------------------------------------------------------------
Deferred income tax assets (liabilities)                 $ (20.9)         $ 3.9
--------------------------------------------------------------------------------

Federal income taxes paid were $28.6 million and $39.0 million for 1997 and 1996, respectively.

6. Reinsurance:

The Company is a party to various reinsurance contracts under which it receives premiums as a reinsurer and reimburses the ceding companies for portions of the claims incurred. At December 31,1997 and 1996, life Reinsurance assumed was approximately 71% and 67%, respectively, of life insurance in force.

The Company cedes that portion of the total risk on an individual life in excess of $1,500,000. For accident and health and disability policies, the Company has established various limits of coverage it will retain on any one policy owner and cedes the remainder of such coverage.

Certain statistical data with respect to reinsurance follows:

for  years ended December 31                             1997               1996
--------------------------------------------------------------------------------
(in millions)

Direct statutory premiums                                $369.4          $353.1
Reinsurance assumed                                       253.9           214.8
Reinsurance ceded                                         132.3           109.8
--------------------------------------------------------------------------------
Net premiums                                              491.0           458.1
--------------------------------------------------------------------------------
Reinsurance recoveries                                   $103.4          $ 73.5
--------------------------------------------------------------------------------

The Company accounts for all reinsurance agreements as transfers of risk. If companies to which reinsurance has been ceded are unable to meet obligations under the reinsurance agreements, the Company would remain liable. Six reinsurers account for approximately 57% of the Company's December 31, 1997, ceded reserves for life and accident and health insurance. The remainder of such ceded reserves is spread among numerous reinsurers.

7. Surplus Notes and Lines of Credit:

On February 16, 1996, the Company issued $75 million of Surplus Notes, due March 30, 2026. Interest is payable semi-annually on March 30, and September 30 at a 7.75% annual rate. Any payment of interest on or principal of the Notes may be made only with the prior approval of the Commissioner of the Indiana Department of Insurance. The Surplus Notes may not be redeemed at the option of AUL or any holder of the Surplus Notes. Interest paid during 1997 was $5.8 million. The Company has available a $125 million committed credit facility. No amounts have been drawn as of December 31, 1997.

8. Commitments and Contingencies:

Various lawsuits have arisen in the ordinary course of the Company's business. In each of the matters, the Company believes the ultimate resolution of such litigation will not result in any material adverse impact to operations or financial condition of the Company.

Pursuant to an Investment Agreement with Indianapolis Life Insurance Company and the Indianapolis Life Group of Companies (IL Group), the Company has agreed to purchase from IL Group $27 million of common stock. As of December 31,1997, $8.9 million of this stock was purchased, with an additional $18.1 million committed to be purchased upon the approval of the Insurance Departments of various states. Upon purchase of the full commitment, the Company will own 25% of IL Group's issued and outstanding stock.

NOTES TO FINANCIAL STATEMENTS

9.  Statutory  Information:

AUL and State Life prepare statutory financial statements in accordance with accounting Principles and practices prescribed or permitted by the Indiana
Department of Insurance. Prescribed statutory accounting practices (SAP) currently include state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state, as well as practices described in National Association of Insurance Commissioners'
(NAIC) publications.

A reconciliation of SAP surplus to GAAP surplus at December 31 follows:

for  years ended December 31                             1997 (in millions) 1996
--------------------------------------------------------------------------------
SAP surplus                                              $464.2          $407.9
Deferred policy acquisition costs                         447.4           362.7
Adjustments to policy reserves                           (303.1)         (278.3)
Asset valuation and interest maintenance reserves          86.1           106.4
Unrealized gain on invested assets, net                    36.5            19.0
Surplus notes                                             (75.0)          (75 0)
Deferred income taxes                                       1.0            16.8
Other, net                                                  7.5            13.3
--------------------------------------------------------------------------------
GAAP surplus                                             $664.6          $572.8
--------------------------------------------------------------------------------


A reconciliation of SAP net income to GAAP net income for the years ended December 31 follows:


for  years ended December 31                             1997 (in millions) 1996
--------------------------------------------------------------------------------
SAP income                                               $41.8           $ 51.4
Deferred policy acquisition costs                         37.6             19.5
Adjustments to policy reserves                            (9.2)           (15.0)
Deferred income taxes                                     (7.3)            (1.8)
Other, net                                                11.4             (2.0)
--------------------------------------------------------------------------------
GAAP net income                                          $74.3           $ 52.1
--------------------------------------------------------------------------------


Life insurance companies are required to maintain certain amounts of assets on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $4.5 million at December 31,1997.

10. Fair Value of Financial Instruments:

The disclosure of fair value information about certain financial instruments is based primarily on quoted market prices. The fair values of short-term investments and accrued investment income approximate the carrying amounts reported in the balance sheets. Fair values for fixed maturity and equity securities, and surplus notes are based on quoted market prices where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services, or in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of the aggregate mortgage loan portfolio was estimated by discounting the future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings for similar maturities.

The estimated fair values of the liabilities for policyholder funds approximate the statement values because interest rates credited to account balances approximate current rates paid on similar funds and are not generally guaranteed beyond one year. Fair values for other insurance reserves are not required to be disclosed. However, the estimated fair values for all insurance liabilities are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair values of certain financial instruments along with their corresponding carrying values at December 31,1997 and 1996 follow.

--------------------------------------------------------------------------------
                                         1997       (in millions)   1996

                               Carrying      Fair         Carrying         Fair
                               Amount        Value         Amount         Value
--------------------------------------------------------------------------------
Fixed maturity securities:
Available for sale            $1,653.8     $1,653.8      $1,593 4       $1,593.4
Held to Maturity               2,902.2      3,083.2       3,013.6        3,144.6
Equity securities                 18.6         18.6          15.2           15.2
Mortgage loans                 1,120.4      1,201.0       1,114.6        1,186.3
Policy loans                     143.1        143.1         143.5          143.5
Surplus notes                     75.0         79.5          75.0           73.0

--------------------------------------------------------------------------------

================================================================================
     No dealer, salesman or any other person is authorized by the AUL American Unit Trust to give any information or to make any representation other than as contained in this Statement of Additional Information in connection with the offering described herein.


     AUL has filed a Registration Statement with the Securities and Exchange Commission, Washington, D.C. For further information regarding the AUL American Unit Trust, AUL and its variable annuities, please reference the Registration statement and the exhibits filed with it or incorporated into it. All contracts referred to in this prospectus are also included in that filing.

================================================================================




                             AUL AMERICAN UNIT TRUST

                        Group Variable Annuity Contracts

                                     Sold By

                                 AMERICAN UNITED
                            LIFE INSURANCE COMPANY(R)


                               One American Square
                           Indianapolis, Indiana 46282


                       STATEMENT OF ADDITIONAL INFORMATION


                               Dated: May 1, 1999



================================================================================

                            Part C: Other Information

Item 24. Financial Statements and Exhibits
(a) FINANCIAL STATEMENTS

     1.  Included in Prospectus (Part A):
          Condensed Financial Information(3)

     2.  Included in Statement of Additional Information (Part B):
     a) Financial Statements of American United Life Insurance Company(R)(3) Report of Independent Accountants
          Combined Balance Sheet - Assets, Liabilities and Policyowners' Surplus
           as of December 31, 1998 and 1997
          Combined Statement of Operations for the years ended December 31, 1998 and 1997
          Combined Statement of Policyowner's Surplus for the years ended Decem-
           ber 31, 1998 and 1997
          Combined Statement of Cash Flows for the years ended December 31, 1998 and 1997
          Notes to Financial Statements
     (b)  Financial Statements of AUL American Unit Trust(3)
          1. Registrant's Annual Report for the year ended December 31, 1998 is incorporated by reference thereto and contains the following Financial Statements:(3)
               Message from the Chairman of the Board and President of AUL
                 American Series Fund to Participants in AUL American Unit
                 Trust
               Report of Independent Accountants
               Statement of Net  Assets as of December 31, 1998
               Statement of Operations and Changes in Net Assets for the years ended December 31, 1998 and 1997
               Notes to Financial Statements

(b) Exhibits
    1. Resolution of Executive Committee of American United Life Insurance Company(R) ("AUL") establishing AUL American Unit Trust(1)
    2. Not applicable
    3. Not applicable
    4. Group Annuity Contract Forms:
       4.1  TDA Voluntary Contract, Form P-12511(1)
       4.2  TDA Employer Sponsored Contract, Form P-12621(1)
       4.3  TDA Employer Sponsored Benefit Responsive Contract,
               Form P-12621BR(1)
       4.4  TDA Custodial SPL Contract, Form P-12833(1)
       4.5  TDA Custodial Contract, Form P-12833(1)
       4.6 TDA Employer Sponsored and Qualified Conv. Multiple Fund VA Contract, Form P-14020(1)
       4.7 TDA Employer Sponsored and Qualified New Multiple Fund VA Contract, Form P-14020(1)
       4.8  IRA Non-Custodial Contract, Form P-12566(1)
       4.9  IRA Custodial Contract, Form P-12867(1)
      4.10  DCP Contract, Form P-12518(1)


     (1) Re-filed with the Registrant's Post-Effective Amendment No. 15 (File No. 33-31375) on April 30, 1998.
     (2) Filed with the Registrant's Post-Effective Amendment No. 15 (File No. 33-31375) on April 30, 1998.
     (3) To be filed by Registrant's Post-Effective Amendment No. 17 (File No. 33-31375 on or before May 1, 1999.

    5. Application Forms and other forms:
       5.1  AUL American Series Enrollment Form P-12464(1)
       5.2. Employer Sponsored TDA Enrollment Form P-12477(1)
       5.3  AUL Select Annuity Enrollment Form P-14009(1)
    6. Certificate of Incorporation and By-Laws of the Depositor
       6.1 Articles of Merger between American Central Life Insurance Company and United Mutual Life Insurance Company(1)
       6.2 Certification of the Secretary of State as to the filing of the Articles of Merger between American Central Life Insurance Company and United Mutual Life Insurance Company(1)
       6.3  Code of By-Laws of American United Life Insurance Company(R)(1)
    7. Not applicable
    8. Form of Participation Agreements:
       8.1  Form of Participation Agreement with Alger American Fund(1)
       8.2 Form of Participation Agreement with American Century Variable Portfolios, Inc.(1)
       8.3  Form of Participation Agreement with Calvert Variable Series(1)
       8.4 Form of Participation Agreement with Fidelity Variable Insurance Products Fund(1)
       8.5 Form of Participation Agreement with Fidelity Variable Insurance Products Fund II(1)
       8.6  Form of Participation Agreement with Janus Aspen Series(1)
       8.7  Form of Participation Agreement with PBHG Funds, Inc.(1)
       8.8  Form of Participation Agreement with SAFECO Resource Series Trust(1)
       8.9. Form of Participation Agreement with T. Rowe Price Equity
            Series, Inc.(1)
    9. Opinion and Consent of Senior Counsel of AUL as to the legality of Contracts being registered(1)
   10. Miscellaneous Consents
       10.1 Consent of Independent Accountants (3)
       10.2 Consent of Dechert Price & Rhoads(1)
       10.3 Powers of Attorney(1)(2)
   11. Financial Statements of AUL American Unit Trust(3)
   12. Not applicable
   13. Computation of performance quotations(1)
   14. Financial Data Schedules (3)

       (1) Re-filed with the Registrant's Post-Effective Amendment No. 15 (File No. 33-31375) on April 30, 1998.
       (2) Filed with the Registrant's Post-Effective Amendment No. 15 (File No. 33-31375) on April 30, 1998.
       (3) To be filed by Registrant's Post-Effective Amendment No. 17 (File No. 33-31375 on or before May 1, 1999.

Item 25. DIRECTORS AND OFFICERS OF AUL

Name and Address                    Positions and Offices with AUL
----------------                    ------------------------------
John H. Barbre*                     Senior Vice President

Steven C. Beering M.D.              Director
Purdue University
West Lafayette, Indiana

William R. Brown*                   General Counsel and Secretary, AUL
                                    Secretary, State Life Insurance Co.

Arthur L. Bryant                    Director
141 E. Washington St.
Indianapolis, Indiana

James M. Cornelius                  Director
P.O. Box 44906
Indianapolis, Indiana

----------------------------------------------
*One American Square, Indianapolis, Indiana

Name and Address                    Positions and Offices with AUL
----------------                    ------------------------------

James E. Dora                       Director
P.O. Box 42908
Indianapolis, Indiana

Otto N. Frenzel III                 Director and Chairman of the Audit
101 W. Washington St., Suite 400E   Committee
Indianapolis, Indiana

David W. Goodrich                   Director
One American Square, Suite 2500
Indianapolis, Indiana

William P. Johnson                  Director
P.O. Box 517
Goshen, Indiana

Scott A. Kincaid*                   Senior Vice President

Charles D. Lineback*                Senior Vice President

James T. Morris                     Director
1220 Waterway Boulevard
Indianapolis, Indiana

James W. Murphy*                    Senior Vice President

Jerry L. Plummer*                   Senior Vice President

R. Stephen Radcliffe*               Director and Executive Vice President

Thomas E. Reilly Jr.                Director and Chairman of the Finance
300 N. Meridian, Suite 1500         Committee
Indianapolis, Indiana

William R. Riggs                    Director
P.O. Box 82001
Indianapolis, Indiana

G. David Sapp*                      Senior Vice President

John C. Scully                      Director
2636 Ocean Dr., # 505
Vero Beach, Florida

Jerry D. Semler*                    Chairman of the Board, President, Chief
                                    Executive Officer and Chairman of the
                                    Executive Committee, Chairman the Board,
                                    Chief Executive Officer, State Life
                                    Insurance Co.

Yvonne H. Shaheen                   Director
1310 S. Franklin Road
Indianapolis, Indiana

William L. Tindall*                 Senior Vice President

Frank D. Walker                     Director
P.O. Box 40972
Indianapolis, Indiana

Gerald T. Walker*                   Senior Vice President


----------------------------------------------
*One American Square, Indianapolis, Indiana

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

In accordance with current law, it is anticipated that American United Life Insurance Company(R) ("AUL") will request voting instructions from owners or participants of any Contracts that are funded by separate accounts that are registered investment companies under the Investment Company Act of 1940 and will vote shares in any such separate account attributable to the Contracts in proportion to the voting instructions received. AUL may vote shares of any Portfolio, if any, that it owns beneficially in its own discretion.

Registrant and AUL American Individual Unit Trust are separate accounts of AUL, organized for the purpose of the respective sale of group and individual variable annuity contracts.

AUL American Individual Variable Life Unit Trust is a separate account of AUL, organized for the purpose of the sale of individual variable life contracts.

American United Life Pooled Equity Fund B is a separate account of AUL organized for the purpose of the sale of group variable annuity contracts.

AUL Equity Sales Corp. is a wholly owned subsidiary of AUL, organized under the laws of the State of Indiana in 1969 as a broker-dealer to market mutual funds.

AUL may also be deemed to control State Life Insurance Company(R) ("State Life") since a majority of AUL's Directors also serve as Directors of State Life. By virtue of an agreement between AUL and State Life, AUL provides investment and other support services for State Life on a contractual basis.

AUL owns a 20% share of the stock of Princeton Reinsurance Managers, LLC, a limited liability Delaware company. AUl's affiliation provides an alternative marketing channel for its Reinsurance Division.

AUL American Series Fund, Inc. (the "Fund") was incorporated under the laws of Maryland on July 26, 1989 and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940. As a "series" type of mutual Fund, the Fund issues shares of common stock relating to separate investment portfolios. Substantially all of the Fund's shares were originally purchased by AUL in connection with the initial capitalization of the Fund. On December 31, 1997, AUL owned 8.11% of the outstanding shares of the Fund's Equity portfolio and 13.97% of the Fund's Tactical Asset Allocation Portfolio. At a meeting of the Board of Directors held on November 19, 1997, the Board approved the addition of three new Portfolios to the Fund, namely, the AUL American Conservative Investor Portfolio, the AUL American Moderate Investor
Portfolio and the AUL American Aggressive Investor Portfolio, collectively referred to as the LifeStyle Portfolios. On March 31, 1998, AUL provided the initial capitalization for the LifeStyle Portfolios and therefore, would be able to control any issue submitted to the vote of shareholders of the LifeStyle Portfolios.

Indianapolis Life Insurance company ("IL") is an Indiana domestic mutual insurance company, whose principal business is the sale of life insurance and annuity contracts. On November 3, 1997, AUL entered into an agreement with IL to invest $27 million in its wholly owned downstream holding company, Indianapolis Life Group of Companies, Inc., in exchange for a 25% equity interest. AUL paid the balance of the $27 million on March 30, 1998; therefore, AUL currently owns a 25% equity interest in Indianapolis Group of Companies, Inc.

Item 27. NUMBER OF CONTRACTHOLDERS

As of January 31, 1999, AUL has issued ___ qualified contracts with Participants who have invested funds in the Contracts.


Item 28. INDEMNIFICATION

Article IX, Section 1 of the by-laws of AUL provides as follows:

     The corporation shall indemnify any director or officer or former director or officer of the corporation against expenses actually and reasonably incurred by him (and for which he is not covered by insurance) in connection with the defense of any action, suit or proceeding (unless such action, suit or proceeding is settled) in which he is made a party by reason of being or having been such director or officer, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding, to be liable for negligence or misconduct in the performance of his duties. The corporation may also reimburse any director or officer or former director or officer of the corporation for the reasonable costs of settlement of any such action, suit or proceeding, if it shall be found by a majority of the directors not involved in the matter in controversy (whether or not a quorum) that it was to the interest of the corporation that such settlement be made and that such director or officer was not guilty of negligence or misconduct. Such rights of indemnification and reimbursement shall not be exclusive of any other rights to which such director or officer may be entitled under any By-law, agreement, vote of members or otherwise.


Item 29. PRINCIPAL UNDERWRITERS

     (a) AUL acts as Investment Adviser to American United Life Pooled Equity Fund B (2-27832) and to AUL American Series Fund, Inc. (33-30156).

     (b) For information regarding AUL's Officers and Directors, see Item 25 above.

     (c)  Not applicable


Item 30. LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained at One American Square, Indianapolis, IN 46282.

Item 31. MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.


Item 32. UNDERTAKINGS

The registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations:

(a) The Registrant and its Depositor are relying upon Rule 6c-7 under the Investment Company Act of 1940 (17 CFR 270.6c-7), Exemptions from Certain Provisions of Sections 22(e) and 27 for Registered Separate Accounts Offering Variable Annuity Contracts to Participants in the Texas Optional Retirement Program, and the provisions of paragraphs
          (a) through (d) of this rule have been complied with.

(b) The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. IP-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs
          (1)-(4) of this letter have been complied with.

(c) The Registrant represents that the aggregate fees and charges deducted under the variable annuity contracts are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it duly caused this Post-Effective Amendment to the Registration Statement (Form N-1A) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis and the State of Indiana on this 2nd day of March, 1999.

                              AUL AMERICAN UNIT TRUST (Registrant)

                              By:  American United Life Insurance Company(R)



                              ------------------------------------------------
                              By:  Jerry D. Semler*, Chairman of the
                                   Board, President, and Chief Executive Officer



/s/ Richard A. Wacker
-------------------------------------------
*By: Richard A. Wacker as Attorney-in-fact

Date: March 2, 1999


Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                     Date
---------                           -----                     ----



_______________________________     Director                   March 2, 1998
Steven C. Beering M.D.*



_______________________________     Director                   March 2, 1999
Arthur L. Bryant*



_______________________________     Director                   March 2, 1999
James M. Cornelius*



_______________________________     Director                   March 2, 1999
James E. Dora*



_______________________________     Director                   March 2, 1999
Otto N. Frenzel III*



_______________________________     Director                   March 2, 1999
David W. Goodrich*



_______________________________     Director                   March 2, 1999
William P. Johnson*


_______________________________     Director                   March 2, 1999
James T. Morris*

Signature                           Title                     Date
---------                           -----                     ----



______________________________      Principal Financial        March 2, 1999
James W. Murphy*                    and Accounting Officer



______________________________      Director                   March 2, 1999
R. Stephen Radcliffe*



______________________________      Director                   March 2, 1999
Thomas E. Reilly Jr*



______________________________      Director                   March 2, 1999
William R. Riggs*




______________________________      Director                   March 2, 1999
John C. Scully*




______________________________      Director                   March 2, 1999
Yvonne H. Shaheen*



______________________________      Director                   March 2, 1999
Frank D. Walker*






/s/ Richard A. Wacker
-------------------------------------------
*By: Richard A. Wacker as Attorney-in-fact

Date:  March 2, 1999